UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL	33301-1923
(Address of principal executive offices)	(Zip code)

Craig S. Tyle,

One Franklin Parkway, San Mateo, CA

94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/17

Item 1. Reports to Stockholders.

Semiannual Report and Shareholder Letter June 30, 2017

Templeton Emerging Markets Bond Fund A SERIES OF TEMPLETON INCOME TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended June 30, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The U.S. Federal Reserve raised its federal funds target rate twice during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, rose in both U.S. dollar and local currency terms. The U.S. dollar declined against most foreign currencies during the period.

We are committed to our long-term, disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment

Management

Templeton Income Trust

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Emerging Markets Bond Fund

We are pleased to bring you Templeton Emerging Markets Bond Fund’s semiannual report for the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of bonds issued by governments or government-related entities that are located in emerging market countries, as well as bonds issued by emerging market corporate entities.

Performance Overview

For the six months under review, the Fund’s Class A shares generated a +7.75% cumulative total return. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the Fund’s benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, had a +6.20% cumulative total return in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

In the months before the reporting period began, global bond markets shifted significantly, setting new valuation levels that meaningfully impacted markets during the six-month reporting period. In November 2016, a sharp correction to U.S. Treasury valuations manifested quickly after the results of the U.S. election, driving yields higher based on growing investor expectations for a

December rate hike and a recognition that inflation pressures were rising. A number of emerging markets saw currency depreciations from broad-based strengthening of the U.S. dollar and fears over potential protectionist trade shocks.

However, during the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per dollar.

Portfolio Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1% of net assets.

***Includes foreign treasury bills, money market funds and net other assets less liabilities.

In developed markets, U.S. Treasury yields initially rose significantly in the weeks leading up to the U.S. Federal Reserve (Fed’s) March 15 meeting, with the 10-year U.S. Treasury note reaching its highest yield of the reporting period on the day before the meeting, at 2.63%. The Fed hiked the federal funds target rate 25 basis points (bps) to a range of 0.75% to 1.00%, as largely expected by markets. However,

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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yields declined during the second half of the month based on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed’s forward guidance. Consumer Price Index figures also began to moderate from a peak of 2.7% year-over-year in February to 2.4% in March, eventually dropping to 1.9% in May.

On March 29, U.K. Prime Minister Theresa May formally triggered Article 50 to begin the U.K.’s exit from the European Union (also known as “Brexit”) in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British government bonds. In April, the European Central Bank (ECB) reduced its pace of monthly quantitative easing purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in strengthening European market sentiment, appreciation of the euro and a rise in European bond yields. The reporting period ended with Europe in a cyclical upswing and the euro 8.6% stronger against the U.S. dollar than when the period began.

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

The Fed raised its policy rate 25 basis points (to a range of 1.00% to 1.25%) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later this year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed, only after similar comments on potential policy direction were made by the heads of the ECB, Bank of England and Bank of Canada. U.S. Treasury yields rose sharply during late June, with the yield on the 10-year U.S. Treasury note increasing 17 bps over the final four days of the month. The 10-year U.S. Treasury note finished the reporting period at 2.31%. As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly use currency and cross currency forward contracts and may also use other derivative instruments.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by currency positions. Overall credit exposures had a largely

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Currency Composition*

6/30/17

% of Total Net Assets

Americas	94.0%
U.S. Dollar	34.3%
Mexican Peso	24.0%
Brazilian Real	15.8%
Argentinian Peso	10.4%
Colombian Peso	9.5%
Middle East & Africa	21.4%
Ghanaian Cedi	9.7%
South African Rand	7.1%
Egyptian Pound	4.6%
Asia Pacific	0.5%
Indonesian Rupiah	11.0%
Indian Rupee	10.3%
Malaysian Ringgit	3.9%
Philippine Peso	0.1%
Australian Dollar	-6.3%
Japanese Yen	-18.5%
Europe	-15.9%
Euro	-15.9%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

neutral effect. The Fund maintained a defensive approach regarding interest rates in emerging markets. Select duration exposures in Africa (Ghana), Latin America (Argentina, Brazil and Colombia) and Asia ex-Japan (Indonesia) contributed to absolute results, while negative duration exposure to U.S. Treasuries detracted. Among currencies, positions in Latin America (Mexican peso) and Asia ex-Japan contributed to absolute performance. However, the Fund’s net-negative positions in the euro and Australian dollar, achieved through the use of currency forward contracts, detracted from absolute results.

Thank you for your participation in Templeton Emerging Markets Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Laura Burakreis Portfolio Manager
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+7.75%	+3.20%
1-Year	+13.06%	+8.27%
3-Year	+8.35%	+1.25%
Since Inception (4/1/13)	+11.71%	+1.61%
Advisor
6-Month	+7.81%	+7.81%
1-Year	+13.13%	+13.13%
3-Year	+8.82%	+2.86%
Since Inception (4/1/13)	+12.62%	+2.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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P E R F O R M A N C E    S U M M A R Y

Distributions (1/1/17–6/30/17)

Share Class	Net Investment Income
A	$0.2045
C	$0.1909
R	$0.1939
R6	$0.2137
Advisor	$0.2111

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.19%	3.28%
Advisor	1.03%	3.12%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s use of foreign currency techniques involves special risks. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Bonds are subject to liquidity risk, which may have an adverse impact on the security’s value or a fund’s ability to sell such securities. Special risks are associated with foreign investing, including currency rate fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,077.50	$5.82	$1,019.19	$5.66	1.13%
C	$1,000	$1,074.80	$8.39	$1,016.71	$8.15	1.63%
R	$1,000	$1,076.20	$6.80	$1,018.25	$6.61	1.32%
R6	$1,000	$1,078.40	$4.64	$1,020.33	$4.51	0.90%
Advisor	$1,000	$1,078.10	$5.10	$1,019.89	$4.96	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

Templeton Emerging Markets Bond Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014		2013[b]
Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.84	$ 8.75	$ 8.33	$ 9.78	$ 9.49		$10.00

Income from investment operations[c]:
Net investment income[d]	0.35	0.21	0.55	0.48	0.50		0.18
Net realized and unrealized gains (losses)	0.33	0.04	0.06	(1.33)	0.28		(0.69)

Total from investment operations	0.68	0.25	0.61	(0.85)	0.78		(0.51)

Less distributions from net investment income	(0.20)	(0.16)	(0.19)	(0.60)	(0.49)		—

Net asset value, end of period	$ 9.32	$ 8.84	$ 8.75	$ 8.33	$ 9.78		$ 9.49

Total return[e]	7.75%	2.89%	7.47%	(8.88)%	8.42%		(5.10)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.45%	3.22%	2.45%	2.27%	3.24%		2.37%
Expenses net of waiver and payments by affiliates	1.13%	1.11%	1.15%	1.16%	1.25%	[g]	1.21%
Net investment income	7.53%	7.16%	6.56%	5.47%	5.16%		4.32%

Supplemental data
Net assets, end of period (000’s)	$14,848	$14,214	$13,643	$14,085	$17,462		$10,319
Portfolio turnover rate	35.35%	15.23%	40.40%	43.49%	6.31%		8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L   H I G H L I G H T S

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014		2013[b]
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.84	$ 8.73	$ 8.31	$ 9.77	$ 9.47		$10.00

Income from investment operations[c]:
Net investment income[d]	0.33	0.20	0.51	0.44	0.46		0.17
Net realized and unrealized gains (losses)	0.33	0.03	0.07	(1.34)	0.29		(0.70)

Total from investment operations	0.66	0.23	0.58	(0.90)	0.75		(0.53)

Less distributions from net investment income	(0.19)	(0.12)	(0.16)	(0.56)	(0.45)		—

Net asset value, end of period	$ 9.31	$ 8.84	$ 8.73	$ 8.31	$ 9.77		$ 9.47

Total return[e]	7.48%	2.67%	6.98%	(9.31)%	8.03%		(5.30)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.95%	3.74%	2.94%	2.76%	3.64%		2.81%
Expenses net of waiver and payments by affiliates	1.63%	1.63%	1.64%	1.65%	1.65%	[g]	1.65%
Net investment income	7.03%	6.64%	6.07%	4.98%	4.76%		3.88%

Supplemental data
Net assets, end of period (000’s)	$1,113	$548	$464	$551	$817		$281
Portfolio turnover rate	35.35%	15.23%	40.40%	43.49%	6.31%		8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L    H I G H L I G H T S

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014		2013[b]

Class R
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.85	$ 8.71	$ 8.30	$ 9.76	$ 9.48		$10.00
Income from investment operations[c]:
Net investment income[d]	0.34	0.21	0.51	0.43	0.47		0.16
Net realized and unrealized gains (losses)	0.33	0.05	0.07	(1.31)	0.28		(0.68)
Total from investment operations	0.67	0.26	0.58	(0.88)	0.75		(0.52)
Less distributions from net investment income	(0.19)	(0.12)	(0.17)	(0.58)	(0.47)		—
Net asset value, end of period	$ 9.33	$ 8.85	$ 8.71	$ 8.30	$ 9.76		$ 9.48
Total return[e]	7.62%	2.96%	7.15%	(9.14)%	7.94%		(5.20)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.64%	3.12%	2.77%	2.61%	3.49%		2.65%
Expenses net of waiver and payments by affiliates	1.32%	1.01%	1.47%	1.50%	1.50%	[g]	1.50%
Net investment income	7.34%	7.26%	6.24%	5.13%	4.91%		4.04%
Supplemental data
Net assets, end of period (000’s)	$12	$10	$9	$26	$10		$9
Portfolio turnover rate	35.35%	15.23%	40.40%	43.49%	6.31%		8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L    H I G H L I G H T S

Templeton Emerging Markets Bond Fund  (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013[b]

Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.85	$8.77	$ 8.34	$ 9.79	$ 9.50	$ 10.15

Income from investment operations[c]:
Net investment income[d]	0.36	0.22	0.57	0.50	0.53	0.17
Net realized and unrealized gains (losses)	0.32	0.04	0.06	(1.33)	0.27	(0.82)

Total from investment operations	0.68	0.26	0.63	(0.83)	0.80	(0.65)

Less distributions from net investment income	(0.21)	(0.18)	(0.20)	(0.62)	(0.51)	—

Net asset value, end of period	$ 9.32	$ 8.85	$ 8.77	$ 8.34	$ 9.79	$ 9.50

Total return[e]	7.84%	2.90%	7.84%	(8.75)%	8.67%	(6.40)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	3.53%	5.59%	6.58%	2.01%	3.44%	4.28%
Expenses net of waiver and payments by affiliates	0.90%	0.91%	0.93%	0.95%	0.96%[g]	0.96%
Net investment income	7.76%	7.36%	6.77%	5.68%	5.45%	2.41%

Supplemental data
Net assets, end of period (000’s)	$5	$4	$4	$4	$5	$5
Portfolio turnover rate	35.35%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L    H I G H L I G H T S

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014		2013[b]
Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 8.86	$ 8.78	$ 8.35	$ 9.80	$ 9.51		$10.00
Income from investment operations[c]:
Net investment income[d]	0.37	0.21	0.55	0.50	0.52		0.20
Net realized and unrealized gains (losses)	0.32	0.04	0.07	(1.33)	0.28		(0.69)
Total from investment operations	0.69	0.25	0.62	(0.83)	0.80		(0.49)
Less distributions from net investment income	(0.21)	(0.17)	(0.19)	(0.62)	(0.51)		—
Net asset value, end of period	$ 9.34	$ 8.86	$ 8.78	$ 8.35	$ 9.80		$ 9.51
Total return[e]	7.81%	2.90%	7.65%	(8.69)%	8.60%		4.90%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.31%	3.09%	2.30%	2.11%	2.99%		2.16%
Expenses net of waiver and payments by affiliates	0.99%	0.98%	1.00%	1.00%	1.00%	[g]	1.04%
Net investment income	7.67%	7.29%	6.71%	5.63%	5.41%		4.53%
Supplemental data
Net assets, end of period (000’s)	$1,719	$312	$353	$774	$684		$116
Portfolio turnover rate	35.35%	15.23%	40.40%	43.49%	6.31%		8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

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Statement of Investments, June 30, 2017 (unaudited)

Templeton Emerging Markets Bond Fund

	Shares/ Warrants			Value
Common Stocks and Other Equity Interests 0.0%†
South Africa 0.0%†
[a,b] Edcon Holdings Ltd., F wts., 2/20/49	84			$—
[a,b] Edcon Holdings Ltd., F1 wts., 2/20/49	1,503,436			—
[a,b] Edcon Holdings Ltd., F2 wts., 2/20/49	121,748			—
[a,b] Holdco 2, A	2,171,539			1,658
[a,b] Holdco 2, B	619,903			474

Total Common Stocks and Other Equity Interests (Cost $32,218)				2,132

	Principal Amount	*

Foreign Government and Agency Securities 59.9%
Argentina 10.5%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	543,000		ARS	32,959
18.20%, 10/03/21	6,699,000		ARS	428,893
16.00%, 10/17/23	6,793,000		ARS	438,972
senior note, 15.50%, 10/17/26	14,132,000		ARS	949,176

				1,850,000

Brazil 4.7%
Letra Tesouro Nacional, Strip, 7/01/20	490	[c]	BRL	111,682
Nota Do Tesouro Nacional,
10.00%, 1/01/21	950	[c]	BRL	287,211
10.00%, 1/01/23	895	[c]	BRL	266,815
10.00%, 1/01/25	558	[c]	BRL	164,622

				830,330

Colombia 9.0%
Government of Colombia,
senior bond, 7.75%, 4/14/21	58,000,000		COP	20,301
senior bond, 9.85%, 6/28/27	13,000,000		COP	5,496
Titulos de Tesoreria,
B, 7.75%, 9/18/30	1,471,800,000		COP	526,467
B, 7.00%, 6/30/32	637,000,000		COP	210,835
senior bond, B, 11.25%, 10/24/18	107,000,000		COP	37,976
senior bond, B, 11.00%, 7/24/20	59,000,000		COP	22,277
senior bond, B, 7.00%, 5/04/22	132,000,000		COP	45,505
senior bond, B, 10.00%, 7/24/24	383,000,000		COP	153,064
senior bond, B, 7.50%, 8/26/26	1,199,800,000		COP	420,223
senior bond, B, 6.00%, 4/28/28	428,400,000		COP	134,151
senior note, B, 7.00%, 9/11/19	65,000,000		COP	22,074

				1,598,369

Ethiopia 1.1%
[d] Government of Ethiopia International Bond, 144A, 6.625%, 12/11/24	200,000			198,083

Ghana 9.6%
Ghana Treasury Note,
23.95%, 11/06/17	120,000		GHS	27,808
19.95%, 5/06/19	50,000		GHS	11,649

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S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana,	30,000		GHS	$6,855
25.40%, 7/31/17
23.00%, 8/21/17	111,000		GHS	25,387
23.47%, 5/21/18	90,000		GHS	21,371
24.50%, 10/22/18	885,000		GHS	216,370
24.50%, 4/22/19	190,000		GHS	46,987
24.50%, 5/27/19	170,000		GHS	42,373
21.00%, 3/23/20	80,000		GHS	19,247
24.50%, 6/21/21	730,000		GHS	193,852
24.75%, 7/19/21	330,000		GHS	88,300
18.75%, 1/24/22	320,000		GHS	74,583
19.75%, 3/25/24	270,000		GHS	65,688
19.00%, 11/02/26	810,000		GHS	191,782
senior bond, 19.75%, 3/15/32	810,000		GHS	196,209
senior note, 24.00%, 11/23/20	1,820,000		GHS	471,950
				1,700,411
Indonesia 10.9%
Government of Indonesia, 8.375%, 3/15/34	1,720,000,000		IDR	139,123
FR34, 12.80%, 6/15/21	48,000,000		IDR	4,364
FR35, 12.90%, 6/15/22	8,000,000		IDR	756
FR43, 10.25%, 7/15/22	24,000,000		IDR	2,067
senior bond, 9.00%, 3/15/29	332,000,000		IDR	28,492
senior bond, 8.75%, 5/15/31	414,000,000		IDR	35,102
senior bond, FR31, 11.00%, 11/15/20	777,000,000		IDR	65,987
senior bond, FR53, 8.25%, 7/15/21	88,000,000		IDR	6,979
senior bond, FR56, 8.375%, 9/15/26	1,866,000,000		IDR	154,887
senior bond, FR59, 7.00%, 5/15/27	6,822,000,000		IDR	519,552
senior bond, FR61, 7.00%, 5/15/22	48,000,000		IDR	3,655
senior bond, FR63, 5.625%, 5/15/23	18,000,000		IDR	1,264
senior bond, FR70, 8.375%, 3/15/24	11,874,000,000		IDR	965,641
senior note, FR69, 7.875%, 4/15/19	104,000,000		IDR	7,988
				1,935,857
Mexico 1.1%
Government of Mexico,
senior note, 8.50%, 12/13/18	5,600	[e]	MXN	31,570
senior note, M, 5.00%, 12/11/19	30,000	[e]	MXN	159,426
				190,996
Senegal 1.2%
[d] Government of Senegal, 144A, 6.25%, 7/30/24	200,000			211,437
South Africa 7.1%
Government of South Africa, 8.00%, 1/31/30	550,000		ZAR	38,001
7.00%, 2/28/31	120,000		ZAR	7,499
8.25%, 3/31/32	7,470,000		ZAR	514,666
8.875%, 2/28/35	940,000		ZAR	66,731
9.00%, 1/31/40	500,000		ZAR	35,197
8.75%, 1/31/44	870,000		ZAR	59,305
8.75%, 2/28/48	480,000		ZAR	32,731

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
South Africa (continued)
Government of South Africa, (continued)
R186, 10.50%, 12/21/26	6,002,000		ZAR	$508,514

				1,262,644

Ukraine 0.7%
[a,d,f] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	300,000			117,504

Zambia 4.0%
[d] Government of Zambia, senior bond, 144A, 8.97%, 7/30/27	460,000			489,904
[d] Government of Zambia International Bond, 144A, 8.50%, 4/14/24	200,000			209,187

				699,091

Total Foreign Government and Agency Securities (Cost $10,226,674)				10,594,722

Quasi-Sovereign and Corporate Bonds 4.0%
Costa Rica 3.6%
[b] Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	592,080			634,307

South Africa 0.4%
[d,g] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22	162,157			7,297
senior secured note, 144A, PIK, 8.00%, 12/31/22	37,437		EUR	6,414
[d,g] K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	73,231			68,105

				81,816

Total Quasi-Sovereign and Corporate Bonds (Cost $955,709)				716,123

Total Investments before Short Term Investments (Cost $11,214,601)				11,312,977

Short Term Investments 31.1%
Foreign Government and Agency Securities 6.7%
Argentina 0.0%†
Argentine Bonos del Tesoro, 22.75%, 3/05/18	32,000		ARS	1,937

Colombia 0.5%
Colombian Tes Corto Plazo, Strip, 9/12/17 - 3/13/18	245,000,000		COP	78,627

Egypt 4.6%
[h] Egypt Treasury Bill, 8/15/17 - 4/03/18	15,825,000		EGP	811,635

Mexico 1.6%
[h] Mexico Treasury Bill, 3/01/18 - 4/26/18	548,090	[i]	MXN	288,218

Total Foreign Government and Agency Securities (Cost $1,187,356)				1,180,417

Total Investments before Money Market Funds (Cost $12,401,957)				12,493,394

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S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

	Shares	Value

Money Market Funds (Cost $4,326,938) 24.4%
United States 24.4%
[j,k] Institutional Fiduciary Trust Money Market Portfolio, 0.58%	4,326,938	$4,326,938

Total Investments (Cost $16,728,895) 95.0%		16,820,332
Other Assets, less Liabilities 5.0%		876,185

Net Assets 100.0%		$17,696,517

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding restricted securities.

cPrincipal amount is stated in 1,000 Brazilian Real Units.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $1,307,931, representing 7.4% of net assets.

ePrincipal amount is stated in 100 Mexican Peso Units.

fThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

gIncome may be received in additional securities and/or cash.

hThe security was issued on a discount basis with no stated coupon rate.

iPrincipal amount is stated in 10 Mexican Peso Units.

jSee Note 3(f) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day yield at period end.

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Japanese Yen	BZWS	Buy	46,442,500	$411,724	7/03/17	$1,210	$—
Japanese Yen	BZWS	Sell	46,442,500	419,282	7/03/17	6,348	—
Japanese Yen	JPHQ	Buy	158,200,000	1,410,611	7/03/17	—	(4,007)
Japanese Yen	JPHQ	Sell	158,200,000	1,426,189	7/03/17	19,585	—
Philippine Peso	JPHQ	Buy	823,000	17,319	7/03/17	—	(1,003)
Philippine Peso	JPHQ	Sell	823,000	16,305	7/03/17	—	(11)
Mexican Peso	CITI	Buy	2,708,121	125,257	7/06/17	23,810	—
Mexican Peso	CITI	Sell	2,708,121	151,283	7/06/17	2,217	—
Japanese Yen	JPHQ	Sell	20,000,000	172,876	7/11/17	—	(5,016)
Euro	CITI	Sell	28,594	30,484	7/13/17	—	(2,202)
Japanese Yen	BZWS	Sell	10,100,000	92,056	7/13/17	2,213	—
Indian Rupee	JPHQ	Buy	13,837,500	211,939	7/17/17	1,757	—
Euro	UBSW	Sell	51,630	55,013	7/18/17	—	(4,021)
Malaysian Ringgit	HSBK	Buy	356,895	88,542	7/21/17	—	(5,621)
Euro	DBAB	Sell	128,180	138,341	7/24/17	—	(8,270)
Indian Rupee	JPHQ	Buy	30,061,000	463,475	7/27/17	204	—
Euro	DBAB	Sell	275,220	301,066	7/31/17	—	(13,850)
Indian Rupee	JPHQ	Buy	20,962,000	324,439	7/31/17	—	(1,261)
Euro	DBAB	Sell	609,800	670,231	8/08/17	—	(27,800)
Japanese Yen	SCNY	Sell	20,370,000	182,557	8/08/17	1,150	—

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

Forward Exchange Contracts   (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	CITI	Sell	281,000	$309,406	8/09/17	$—	$(12,267)
Euro	DBAB	Sell	393,000	432,622	8/09/17	—	(17,263)
Japanese Yen	JPHQ	Sell	20,420,000	183,030	8/09/17	1,170	—
Malaysian Ringgit	DBAB	Buy	2,630,000	579,934	8/11/17	30,104	—
Mexican Peso	GSCO	Buy	1,464,330	70,000	8/14/17	10,090	—
Euro	DBAB	Sell	66,500	72,567	8/15/17	—	(3,581)
Euro	BOFA	Sell	48,370	53,298	8/17/17	—	(2,096)
Euro	JPHQ	Sell	54,700	61,067	8/21/17	—	(1,588)
Mexican Peso	HSBK	Buy	15,380,000	731,910	8/23/17	108,197	—
Euro	BZWS	Sell	105,000	118,094	8/30/17	—	(2,231)
Indian Rupee	DBAB	Buy	53,060,000	813,991	8/31/17	1,201	—
Euro	JPHQ	Sell	54,700	61,311	9/19/17	—	(1,442)
Euro	BZWS	Sell	367,000	419,292	9/29/17	—	(1,977)
Mexican Peso	CITI	Buy	3,398,504	155,557	10/05/17	28,837	—
Japanese Yen	JPHQ	Sell	20,000,000	189,432	10/10/17	10,797	—
Japanese Yen	HSBK	Sell	19,800,000	180,000	10/11/17	3,143	—
Mexican Peso	CITI	Buy	3,663,690	187,000	11/08/17	10,739	—
Mexican Peso	JPHQ	Buy	6,083,000	321,274	11/30/17	5,931	—
Mexican Peso	CITI	Buy	9,090,390	487,420	12/19/17	128	—
Brazilian Real	CITI	Buy	6,729,363	1,965,925	12/28/17	—	(196)
Japanese Yen	JPHQ	Sell	158,200,000	1,421,690	12/29/17	2,823	—
Japanese Yen	BZWS	Sell	46,442,500	415,301	1/04/18	—	(1,363)
Japanese Yen	JPHQ	Sell	20,400,000	185,284	2/08/18	1,929	—
Japanese Yen	BZWS	Sell	20,370,000	184,544	2/09/18	1,450	—
Mexican Peso	CITI	Buy	19,977,374	946,843	2/26/18	114,130	—
Australian Dollar	CITI	Sell	277,000	205,716	3/13/18	—	(6,564)
Australian Dollar	JPHQ	Sell	417,000	308,580	3/13/18	—	(10,988)
Australian Dollar	BOFA	Sell	763,000	576,912	3/28/18	—	(7,709)
Japanese Yen	DBAB	Sell	9,900,000	91,186	4/13/18	1,903	—
Mexican Peso	CITI	Buy	6,454,750	320,273	5/02/18	19,472	—
Mexican Peso	CITI	Buy	4,729,821	249,718	6/29/18	—	(2,708)
Total Forward Exchange Contracts						$410,538	$(145,035)
Net unrealized appreciation (depreciation)						$265,503

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$960,000	10/17/17	$1,618	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.018%	CME	520,000	8/22/23	—	(34,331)

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Templeton Emerging Markets Bond Fund  (continued)

Interest Rate Swap Contracts  (continued)

Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	$440,000	1/22/25	$4,515	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	550,000	1/23/25	3,368	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	320,000	1/27/25	1,944	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	80,000	1/29/25	705	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	70,000	1/30/25	603	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	110,000	2/03/25	1,985	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.848%	CME	300,000	8/22/43	—	(83,007)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.849%	CME	300,000	12/23/43	—	(80,146)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.794%	LCH	200,000	3/13/47	—	(13,322)
Total Interest Rate Swap Contracts				$14,738	$(210,806)
Net unrealized appreciation (depreciation)					$(196,068)

See Note 10 regarding other derivative information.

See Abbreviations on page 37.

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T E M P L E T O N    I N C O M E    T R  U S T

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Emerging Markets Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,401,957
Cost - Non-controlled affiliates (Note 3f)	4,326,938

Total cost of investments	$16,728,895

Value - Unaffiliated issuers	$12,493,394
Value - Non-controlled affiliates (Note 3f)	4,326,938

Total value of investments	16,820,332
Cash	9,538
Foreign currency, at value (cost $28,947)	28,961
Receivables:
Capital shares sold	120,294
Interest	327,066
Affiliates	136,965
Due from brokers	147,946
Variation margin	10,360
Unrealized appreciation on OTC forward exchange contracts	410,538
Other assets	13,077

Total assets	18,025,077

Liabilities:
Payables:
Capital shares redeemed	116,184
Distribution fees	4,961
Transfer agent fees	588
Professional fees	29,475
Unrealized depreciation on OTC forward exchange contracts	145,035
Deferred tax	24,207
Accrued expenses and other liabilities	8,110

Total liabilities	328,560

Net assets, at value.	$17,696,517

Net assets consist of:
Paid-in capital	$17,885,052
Undistributed net investment income	373,243
Net unrealized appreciation (depreciation)	128,490
Accumulated net realized gain (loss)	(690,268)

Net assets, at value	$17,696,517

20	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L    S T A T E M E N T S

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Templeton Emerging Markets Bond Fund

Class A:
Net assets, at value	$14,848,249

Shares outstanding	1,593,422

Net asset value per share[a]	$9.32

Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.73

Class C:
Net assets, at value	$1,112,645

Shares outstanding	119,544

Net asset value and maximum offering price per share[a]	$9.31

Class R:
Net assets, at value	$12,336

Shares outstanding	1,322

Net asset value and maximum offering price per share	$9.33

Class R6:
Net assets, at value	$4,596

Shares outstanding	493

Net asset value and maximum offering price per share	$9.32

Advisor Class:
Net assets, at value	$1,718,691

Shares outstanding	184,059

Net asset value and maximum offering price per share	$9.34

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	21

T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    S T A T E M E N T S

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton Emerging Markets Bond Fund

Investment income:
Dividends from non-controlled affiliates (Note 3f)	$3,120
Interest (net of foreign taxes of $7,882)	717,938

Total investment income	721,058

Expenses:
Management fees (Note 3a)	87,376
Distribution fees: (Note 3c)
Class A	10,656
Class C	2,479
Class R	19
Transfer agent fees: (Note 3e)
Class A	7,373
Class C	383
Class R	6
Class R6	30
Advisor Class	433
Custodian fees (Note 4)	4,605
Reports to shareholders	8,123
Registration and filing fees	42,373
Professional fees	33,527
Other	8,294

Total expenses	205,677
Expenses waived/paid by affiliates (Note 3f and 3g)	(110,399)

Net expenses	95,278

Net investment income	625,780

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(347,264)
Foreign currency transactions	(44,467)
Swap contracts	(20,558)

Net realized gain (loss)	(412,289)

Net change in unrealized appreciation (depreciation) on:
Investments	716,833
Translation of other assets and liabilities denominated in foreign currencies	266,197
Swap contracts	(28,987)
Change in deferred taxes on unrealized appreciation	(13,911)

Net change in unrealized appreciation (depreciation)	940,132

Net realized and unrealized gain (loss)	527,843

Net increase (decrease) in net assets resulting from operations	$1,153,623

22	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L    S T A T E M E N T S

Statements of Changes in Net Assets

Templeton Emerging Markets Bond Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 625,780	$ 355,883	$ 968,668
Net realized gain (loss)	(412,289)	(134,994)	(998,489)
Net change in unrealized appreciation (depreciation)	940,132	195,680	1,017,630

Net increase (decrease) in net assets resulting from operations	1,153,623	416,569	987,809

Distributions to shareholders from:
Net investment income:
Class A	(327,214)	(253,796)	(316,703)
Class C	(18,261)	(7,076)	(9,340)
Class R	(248)	(133)	(536)
Class R6	(105)	(90)	(97)
Advisor Class	(22,281)	(6,479)	(16,873)

Total distributions to shareholders	(368,109)	(267,574)	(343,549)

Capital share transactions: (Note 2)
Class A	(119,449)	431,020	(1,040,305)
Class C	538,591	77,294	(106,446)
Class R	1,338	1,021	(17,054)
Advisor Class	1,401,841	(43,956)	(446,556)

Total capital share transactions	1,822,321	465,379	(1,610,361)

Net increase (decrease) in net assets	2,607,835	614,374	(966,101)
Net assets:
Beginning of period	15,088,682	14,474,308	15,440,409

End of period	$17,696,517	$15,088,682	$14,474,308

Undistributed net investment income included in net assets:
End of period	$ 373,243	$ 115,572	$ 174,472

aFor the period September 1, 2016 to December 31, 2016.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	23

T E M P L E T O N    I N C O M E    T R  U S T

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Bond Fund

1.    Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily

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N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

1.    Organization and Significant Accounting Policies (continued)

c.    Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.    Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

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N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principle redemption value will be included as interest income in the Statement of Operations.

f.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund  (continued)

2.    Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017
	Shares	Amount
Class A Shares:
Shares sold	389,124	$3,646,619
Shares issued in reinvestment of distributions	15,391	144,066
Shares redeemed	(418,382)	(3,910,134)

Net increase (decrease)	(13,867)	$(119,449)

Class C Shares:
Shares sold	65,904	$616,450
Shares issued in reinvestment of distributions	1,870	17,496
Shares redeemed	(10,179)	(95,355)

Net increase (decrease)	57,595	$538,591

Class R Shares:
Shares sold	138	$1,284
Shares issued in reinvestment of distributions	6	54

Net increase (decrease)	144	$1,338

Advisor Class Shares:
Shares sold	195,931	$1,847,309
Shares issued in reinvestment of distributions	2,225	20,923
Shares redeemed	(49,319)	(466,391)

Net increase (decrease)	148,837	$1,401,841

	Year Ended December 31, 2016[a]		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	132,834	$1,169,018	276,298	$2,325,938
Shares issued in reinvestment of distributions	10,673	93,252	15,512	126,917
Shares redeemed	(95,376)	(831,250)	(424,076)	(3,493,160)

Net increase (decrease)	48,131	$431,020	(132,266)	$(1,040,305)

Class C Shares:
Shares sold	9,587	$84,368	22,499	$187,848
Shares issued in reinvestment of distributions	750	6,562	1,057	8,635
Shares redeemed.	(1,560)	(13,636)	(36,622)	(302,929)

Net increase (decrease)	8,777	$77,294	(13,066)	$(106,446)

Class R Shares:
Shares sold	118	$1,039	62	$532
Shares issued in reinvestment of distributions	2	17	45	366
Shares redeemed	(4)	(35)	(2,176)	(17,952)

Net increase (decrease)	116	$1,021	(2,069)	$(17,054)

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N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31, 2016[a]		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	3,446	$30,538	5,209	$44,271
Shares issued in reinvestment of distributions	714	6,246	2,032	16,654
Shares redeemed	(9,213)	(80,740)	(59,732)	(507,481)

Net increase (decrease)	(5,053)	$(43,956)	(52,491)	$(446,556)

aFor the period September 1, 2016 to December 31, 2016.

3.    Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.    Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.030%	Over $1 billion, up to and including $5 billion
1.010%	Over $5 billion, up to and including $10 billion
0.990%	Over $10 billion, up to and including $15 billion
0.970%	Over $15 billion, up to and including $20 billion
0.950%	In excess of $20 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 1.050% of the Fund’s average daily net assets.

b.    Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.    Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Emerging Markets Bond Fund (continued)

3.    Transactions with Affiliates  (continued)

c.    Distribution Fees  (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.    Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$3,876
CDSC retained	$12

e.    Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $8,225, of which $5,230 was retained by Investor Services.

f.    Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	1,937,695	9,360,055	(6,970,812)	4,326,938	$4,326,938	$3,120	$—	0.0%[a]

aRounds to less than 0.1%.

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Templeton Emerging Markets Bond Fund  (continued)

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.93% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

h.  Other Affiliated Transactions

At June 30, 2017, Advisers owned 41.5% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the Fund had long-term capital loss carryforwards of $172,538.

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$16,878,254

Unrealized appreciation	$604,784
Unrealized depreciation	(662,706)

Net unrealized appreciation (depreciation)	$(57,922)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $4,520,244 and $6,089,957, respectively.

7.  Credit Risk

At June 30, 2017, the Fund had 42.4% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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Templeton Emerging Markets Bond Fund (continued)

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
84	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436	Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,929	—
121,748	Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
2,171,539	Holdco 2, A	5/16/13 - 2/01/17	14,538	1,658
619,903	Holdco 2, B	2/01/17	460	474
592,080	Reventazon Finance Trust, secured bond, first lien, 144A, 8.0%, 11/15/33	12/18/13	592,080	634,307

	Total Restricted Securities (Value is 3.6% of Net Assets)		$624,298	$636,439

10. Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$14,738	[a]	Variation margin	$210,806	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	410,538		Unrealized depreciation on OTC forward exchange contracts	145,035

Value recovery instruments	Investments in securities, at value	117,504

Totals		$542,780			$355,841

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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Templeton Emerging Markets Bond Fund (continued)

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(20,558)	Swap contracts	$(28,987)

Foreign exchange contracts	Foreign currency transactions	(42,280)[a]	Translation of other assets and liabilities denominated in foreign currencies	272,323[a]
Value recovery instruments			Investments	26,004

Totals		$(62,838)		$269,340

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of swap contracts represented $3,764,286. The average month end contract value and fair value of forward exchange contracts and VRI, was $13,171,361 and $102,600, respectively.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$410,538	$145,035

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ —	$ —	$ —	$ —	$ —
BZWS	11,221	(5,571)	—	—	5,650
CITI	199,333	(23,937)	—	—	175,396
DBAB	33,208	(33,208)	—	—	—
GSCO	10,090	—	—	—	10,090
HSBK	111,340	(5,621)	—	—	105,719
JPHQ	44,196	(25,316)	—	—	18,880
SCNY	1,150	—	—	—	1,150
UBSW	—	—	—	—	—

Total	$410,538	$(93,653)	$ —	$ —	$316,885

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Templeton Emerging Markets Bond Fund (continued)

10. Other Derivative Information  (continued)

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 9,805	$ —	$ —	$ —	$ 9,805
BZWS	5,571	(5,571)	—	—	—
CITI	23,937	(23,937)	—	—	—
DBAB	70,764	(33,208)	—	—	37,556
GSCO	—	—	—	—	—
HSBK	5,621	(5,621)	—	—	—
JPHQ	25,316	(25,316)	—	—	—
SCNY	—	—	—	—	—
UBSW	4,021	—	—	—	4,021

Total	$145,035	$(93,653)	$ —	$ —	$51,382

See Abbreviations on page 37.

See Note 1(c) regarding derivative financial instruments.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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Templeton Emerging Markets Bond Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:
South Africa	$—	$—	$2,132	[a]	$2,132
Foreign Government and Agency Securities[b]	—	10,594,722	—		10,594,722
Quasi-Sovereign and Corporate Bonds[b]	—	74,519	641,604		716,123
Short Term Investments	4,326,938	1,180,417	—		5,507,355

Total Investments in Securities	$4,326,938	$11,849,658	$643,736		$16,820,332

Other Financial Instruments:
Forward Exchange Contracts	$—	$410,538	$—		$410,538
Swap Contracts	—	14,738	—		14,738

Total Other Financial Instruments	$—	$425,276	$—		$425,276

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$145,035	$—		$145,035
Swap Contracts	—	210,806	—		210,806

Total Other Financial Instruments	$—	$355,841	$—		$355,841

aIncludes securities determined to have no value at June 30, 2017.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2017, the reconciliation of assets, is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[b]
South Africa	$ —	[c]	$—	$ —	$2,073	$—	$—	$—	$ 59	$ 2,132	[c]	$ 59
Quasi-Sovereign and Corporate Bonds	603,041		—	(7,920)	7,297	—	—	—	39,186	641,604		39,186

Total	$603,041		$—	$(7,920)	$9,370	$—	$—	$—	$39,245	$643,736		$39,245

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common and preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2017.

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Templeton Emerging Markets Bond Fund (continued)

12.    Fair Value Measurements  (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2017, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Quasi-Sovereign and Corporate Bonds	$634,307	Discounted cash flow model	Discount rate[b]	7.0%	Decrease	[c]

All other investments[d]	9,429

Total	$643,736

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

cRepresents a significant impact to fair value and net assets.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

13.    New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables— Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

14.    Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

15.    Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Templeton Emerging Markets Bond Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BBA	British Bankers Association
BZWS	Barclays Bank PLC	BRL	Brazilian Real	GDP	Gross Domestic Product
CITI	Citigroup, Inc.	COP	Colombian Peso	LIBOR	London InterBank Offered Rate
CME	Chicago Mercentile Exchange	EGP	Egyptian Pound	PIK	Payment-In-Kind
DBAB	Deutsche Bank AG	EUR	Euro	VRI	Value Recovery Instruments
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JP Morgan Chase Bank & Co.	MXN	Mexican Peso
LCH	LCH Clearnet LLC	USD	United States Dollar
SCNY	Standard Chartered Bank	ZAR	South African Rand
UBSW	UBS AG

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Emerging Markets Bond Fund

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of Templeton Income Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets hard currency debt funds. The Fund commenced operations on April 1, 2013, and thus has been in operation for less than five years. The Board noted that the Fund’s annualized total return for the one-year period was in the first quintile and above the median of its Performance Universe, improving over its annualized total return for the three-year period, which was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, particularly given its short period of operation. In doing so, the Board noted that the Fund’s annualized total return for the one-year period was 19.71%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 12 other emerging markets hard currency debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties.

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S H A R E H O L D E R    I N F O R M A T I  O N

Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that the Fund’s assets have not reached a size that would enable the Fund to achieve economies of scale.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

40	Semiannual Report	franklintempleton.com

Semiannual Report and Shareholder Letter
Templeton Emerging Markets Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	072 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Templeton Global Bond Fund A SERIES OF TEMPLETON INCOME TRUST

          Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended June 30, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The U.S. Federal Reserve raised its federal funds target rate twice during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, rose in both U.S. dollar and local currency terms. The U.S. dollar declined against most foreign currencies during the period.

We are committed to our long-term, disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Templeton Income Trust

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

Semiannual Report

Templeton Global Bond Fund

This semiannual report for Templeton Global Bond Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, predominantly those issued by governments, government-related entities and government agencies located around the world. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +3.23% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI), had cumulative total returns of +0.40% in local currency terms and +4.49% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

In the months before the reporting period began, global bond markets shifted significantly, setting new valuation levels that meaningfully impacted markets during the six-month reporting period. In November 2016, a sharp correction to U.S. Treasury valuations manifested quickly after the results of the U.S. election, driving yields higher based on growing investor expectations for a December rate hike and a recognition that inflation pressures were rising. A number of emerging markets saw currency depreciations from broad-based strengthening of the U.S. dollar and fears over potential protectionist trade shocks.

Portfolio Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes foreign treasury bills, U.S. government agency securities, money market funds and net other assets less liabilities.

However, during the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per dollar.

In developed markets, U.S. Treasury yields initially rose significantly in the weeks leading up to the U.S. Federal Reserve (Fed’s) March 15 meeting, with the 10-year U.S. Treasury note reaching its highest yield of the reporting period on the day before the meeting, at 2.63%. The Fed hiked the federal funds target rate 25 basis points (bps) to a range of 0.75% to 1.00%, as largely expected by markets. However, yields declined during the second half of the month based on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed’s forward guidance. Consumer Price

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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T E M P L E T O N    G L O B A L    B O  N D    F U N D

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

Index figures also began to moderate from a peak of 2.7% year-over-year in February to 2.4% in March, eventually dropping to 1.9% in May.

On March 29, U.K. Prime Minister Theresa May formally triggered Article 50 to begin the U.K.’s exit from the European Union (also known as “Brexit”) in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British government bonds. In April, the European Central Bank (ECB) reduced its pace of monthly quantitative easing purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in strengthening European market sentiment, appreciation of the euro and a rise in European bond yields. The reporting period ended with Europe in a cyclical upswing and the euro 8.6% stronger against the U.S. dollar than when the period began.

The Fed raised its policy rate 25 basis points (to a range of 1.00% to 1.25%) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later this year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed, only after similar comments on potential policy direction were made by the heads of the ECB, Bank of England and Bank of Canada. U.S. Treasury yields rose sharply during late June, with the yield on the 10-year U.S. Treasury note increasing 17 bps over the final four days of the month. The

10-year U.S. Treasury note finished the reporting period at 2.31%. As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising U.S. Treasury yields and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

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T E M P L E T O N    G L O B A L     B O N D    F U N D

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

Currency Composition*

6/30/17

% of Total Net Assets

Americas	159.3%
U.S. Dollar	113.0%
Mexican Peso	23.3%
Brazilian Real	14.1%
Argentinian Peso	4.5%
Colombian Peso	4.0%
Chilean Peso	0.2%
Peruvian Neuvo Sol	0.2%
Middle East & Africa	3.2%
Ghanaian Cedi	1.6%
South African Rand	1.6%
Asia Pacific	-23.1%
Indian Rupee	11.7%
Indonesian Rupiah	11.6%
Philippine Peso	2.0%
South Korean Won	-4.8%
Australian Dollar	-8.9%
Japanese Yen	-34.7%
Europe	-39.4%
Euro	-39.4%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by currency positions. Sovereign credit exposures had a largely neutral effect on absolute results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to U.S. Treasuries detracted. Among currencies, positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to absolute results. However, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute performance.

On a relative basis, the Fund’s underperformance was primarily due to currency positions. Interest-rate strategies contributed to relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance. However, underweighted duration exposure in the U.S. detracted from relative results.

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

Portfolio Management Team

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T E M P L E T O N    G L O B A L    B O  N D    F U N D

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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T E M P L E T O N    G L O B A L     B O N D    F U N D

Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+3.23%	-1.13%
1-Year	+10.10%	+5.46%
5-Year	+19.12%	+2.67%
10-Year	+84.35%	+5.84%
Advisor
6-Month	+3.29%	+3.29%
1-Year	+10.42%	+10.42%
5-Year	+20.60%	+3.82%
10-Year	+89.06%	+6.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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T E M P L E T O N    G L O B A L    B O  N D    F U N D

P E R F O R M A N C E    S U M M A R Y

Distributions (1/1/17–6/30/17)

Share Class	Net Investment Income
A	$0.1680
C	$0.1437
R	$0.1528
R6	$0.1932
Advisor	$0.1833

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	0.93%	0.99%
Advisor	0.68%	0.74%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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T E M P L E T O N    G L O B A L     B O N D    F U N D

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share	Beginning Account	Ending Account	Expenses Paid During Period	Ending Account	Expenses Paid During Period	Net Annualized Expense
Class	Value 1/1/17	Value 6/30/17	1/1/17–6/30/17[1,2]	Value 6/30/17	1/1/17–6/30/17[1,2]	Ratio[2]
A	$1,000	$1,032.30	$4.43	$1,020.43	$4.41	0.88%
C	$1,000	$1,029.40	$6.44	$1,018.45	$6.41	1.28%
R	$1,000	$1,030.20	$5.69	$1,019.19	$5.66	1.13%
R6	$1,000	$1,033.70	$2.32	$1,022.51	$2.31	0.46%
Advisor	$1,000	$1,032.90	$3.18	$1,021.67	$3.16	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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T E M P L E T O N    I N C O M E    T R  U S T

Financial Highlights

Templeton Global Bond Fund

	Six Months Ended June 30, 2017	Year Ended December 31,	Year Ended August 31,
	(unaudited)	2016[a]	2016	2015	2014	2013	2012
Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.00	$11.32	$11.66	$13.41	$12.68	$13.12	$13.81

Income from investment operations[b]:
Net investment income[c]	0.28	0.16	0.42	0.34	0.37	0.38	0.43
Net realized and unrealized gains (losses)	0.11	0.60	(0.44)	(1.24)	0.84	0.04	(0.24)

Total from investment operations	0.39	0.76	(0.02)	(0.90)	1.21	0.42	0.19

Less distributions from:
Net investment income and net foreign currency gains	(0.17)	—	(0.12)	(0.82)	(0.48)	(0.69)	(0.80)
Net realized gains	—	—	—	(0.03)	(—)[d]	(0.17)	(0.08)
Tax return of capital	—	(0.08)	(0.20)	—	—	—	—

Total distributions	(0.17)	(0.08)	(0.32)	(0.85)	(0.48)	(0.86)	(0.88)

Net asset value, end of period	$12.22	$12.00	$11.32	$11.66	$13.41	$12.68	$13.12

Total return[e]	3.23%	6.75%	(0.15)%	(6.96)%	9.71%	3.09%	1.75%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.96%	0.96%	0.93%	0.90%	0.90%	0.86%	0.89%
Expenses net of waiver and payments by affiliates	0.90%	0.91%	0.90%	0.88%	0.89%	0.86%	0.89%
Expenses net of waiver and payments by affiliates and expense reduction	0.88%	0.90%	0.90% [g]	0.88%	0.89% [g]	0.86% [g]	0.89%
Net investment income	4.62%	4.22%	3.66%	2.68%	2.83%	2.84%	3.30%

Supplemental data
Net assets, end of period (000’s)	$11,287,695	$12,703,966	$13,759,572	$19,063,126	$23,897,947	$25,959,296	$24,338,274
Portfolio turnover rate	10.70%	22.63%	49.70%	43.19%	35.18%	42.39%	41.70%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L    H I G H L I G H T S

Templeton Global Bond Fund  (continued)

	Six Months Ended June 30, 2017	Year Ended December 31,	Year Ended August 31,
	(unaudited)	2016[a]	2016	2015	2014	2013	2012
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.03	$11.35	$11.69	$13.44	$12.70	$13.14	$13.84

Income from investment operations[b]:
Net investment income[c]	0.26	0.15	0.37	0.29	0.32	0.33	0.38
Net realized and unrealized gains (losses)	0.10	0.59	(0.44)	(1.24)	0.84	0.04	(0.25)

Total from investment operations	0.36	0.74	(0.07)	(0.95)	1.16	0.37	0.13

Less distributions from:
Net investment income and net foreign currency gains	(0.14)	—	(0.10)	(0.77)	(0.42)	(0.64)	(0.75)
Net realized gains	—	—	—	(0.03)	(—)[d]	(0.17)	(0.08)
Tax return of capital	—	(0.06)	(0.17)	—	—	—	—

Total distributions	(0.14)	(0.06)	(0.27)	(0.80)	(0.42)	(0.81)	(0.83)

Net asset value, end of period	$12.25	$12.03	$11.35	$11.69	$13.44	$12.70	$13.14

Total return[e]	2.94%	6.59%	(0.55)%	(7.32)%	9.33%	2.67%	1.26%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.36%	1.35%	1.33%	1.30%	1.30%	1.26%	1.29%
Expenses net of waiver and payments by affiliates	1.30%	1.30%	1.30%	1.28%	1.29%	1.26%	1.29%
Expenses net of waiver and payments by affiliates and expense reduction	1.28%	1.29%	1.30% [g]	1.28%	1.29% [g]	1.26% [g]	1.29%
Net investment income	4.22%	3.83%	3.26%	2.28%	2.43%	2.44%	2.90%

Supplemental data
Net assets, end of period (000’s)	$3,655,365	$4,072,562	$4,430,727	$6,171,509	$8,216,911	$8,956,685	$8,965,274
Portfolio turnover rate	10.70%	22.63%	49.70%	43.19%	35.18%	42.39%	41.70%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    H I G H L I G H T S

Templeton Global Bond Fund  (continued)

	Six Months Ended June 30, 2017	Year Ended December 31,	Year Ended August 31,
	(unaudited)	2016[a]	2016	2015	2014	2013	2012
Class R
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.00	$11.32	$11.66	$13.41	$12.67	$13.11	$13.81

Income from investment operations[b]:
Net investment income[c]	0.27	0.15	0.39	0.31	0.34	0.34	0.39
Net realized and unrealized gains (losses)	0.10	0.60	(0.44)	(1.24)	0.84	0.05	(0.25)

Total from investment operations	0.37	0.75	(0.05)	(0.93)	1.18	0.39	0.14

Less distributions from:
Net investment income and net foreign currency gains	(0.15)	—	(0.11)	(0.79)	(0.44)	(0.66)	(0.76)
Net realized gains	—	—	—	(0.03)	(—)[d]	(0.17)	(0.08)
Tax return of capital	—	(0.07)	(0.18)	—	—	—	—

Total distributions	(0.15)	(0.07)	(0.29)	(0.82)	(0.44)	(0.83)	(0.84)

Net asset value, end of period	$12.22	$12.00	$11.32	$11.66	$13.41	$12.67	$13.11

Total return[e]	3.02%	6.66%	(0.40)%	(7.19)%	9.52%	2.83%	1.42%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.21%	1.21%	1.18%	1.15%	1.15%	1.11%	1.14%
Expenses net of waiver and payments by affiliates	1.15%	1.16%	1.15%	1.13%	1.14%	1.11%	1.14%
Expenses net of waiver and payments by affiliates and expense reduction	1.13%	1.15%	1.15% [g]	1.13%	1.14% [g]	1.11% [g]	1.14%
Net investment income	4.37%	3.97%	3.41%	2.43%	2.58%	2.59%	3.05%

Supplemental data
Net assets, end of period (000’s)	$287,286	$306,907	$319,155	$358,318	$367,660	$297,364	$210,580
Portfolio turnover rate	10.70%	22.63%	49.70%	43.19%	35.18%	42.39%	41.70%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L    H I G H L I G H T S

Templeton Global Bond Fund  (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013[b]
Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.96	$11.28	$11.62	$13.36	$12.64	$13.60

Income from investment operations[c]:
Net investment income[d]	0.31	0.18	0.47	0.38	0.42	0.13
Net realized and unrealized gains (losses)	0.09	0.60	(0.44)	(1.22)	0.83	(0.91)

Total from investment operations	0.40	0.78	0.03	(0.84)	1.25	(0.78)

Less distributions from:
Net investment income and net foreign currency gains	(0.19)	—	(0.14)	(0.87)	(0.53)	(0.18)
Net realized gains	—	—	—	(0.03)	(—)[e]	—
Tax return of capital	—	(0.10)	(0.23)	—	—	—

Total distributions	(0.19)	(0.10)	(0.37)	(0.90)	(0.53)	(0.18)

Net asset value, end of period	$12.17	$11.96	$11.28	$11.62	$13.36	$12.64

Total return[f]	3.37%	6.92%	0.25%	(6.55)%	10.07%	(5.81)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction	0.54%	0.55%	0.53%	0.52%	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.48%	0.50%	0.50%	0.50%	0.51%	0.51%
Expenses net of waiver and payments by affiliates and expense reduction	0.46%	0.49%	0.50% [h]	0.50%	0.51% [h]	0.51%[h]
Net investment income	5.04%	4.63%	4.06%	3.06%	3.21%	3.19%
Supplemental data
Net assets, end of period (000’s)	$3,136,435	$2,924,394	$3,096,051	$2,805,620	$1,934,358	$123,814
Portfolio turnover rate	10.70%	22.63%	49.70%	43.19%	35.18%	42.39%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    H I G H L I G H T S

Templeton Global Bond Fund  (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013	2012
Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.96	$11.28	$11.62	$13.36	$12.63	$13.08	$13.77

Income from investment operations[b]:
Net investment income[c]	0.30	0.17	0.44	0.37	0.40	0.41	0.46
Net realized and unrealized gains (losses)	0.09	0.60	(0.43)	(1.22)	0.84	0.04	(0.24)

Total from investment operations	0.39	0.77	0.01	(0.85)	1.24	0.45	0.22

Less distributions from:
Net investment income and net foreign currency gains	(0.18)	—	(0.13)	(0.86)	(0.51)	(0.73)	(0.83)
Net realized gains	—	—	—	(0.03)	(—)[d]	(0.17)	(0.08)
Tax return of capital	—	(0.09)	(0.22)	—	—	—	—

Total distributions	(0.18)	(0.09)	(0.35)	(0.89)	(0.51)	(0.90)	(0.91)

Net asset value, end of period	$12.17	$11.96	$11.28	$11.62	$13.36	$12.63	$13.08

Total return[e]	3.29%	6.86%	0.10%	(6.67)%	10.02%	3.28%	2.01%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.71%	0.71%	0.68%	0.65%	0.65%	0.61%	0.64%
Expenses net of waiver and payments by affiliates	0.65%	0.66%	0.65%	0.63%	0.64%	0.61%	0.64%
Expenses net of waiver and payments by affiliates and expense reduction	0.63%	0.65%	0.65% [g]	0.63%	0.64% [g]	0.61% [g]	0.64%
Net investment income	4.87%	4.47%	3.91%	2.93%	3.08%	3.09%	3.55%
Supplemental data
Net assets, end of period (000’s)	$21,217,062	$20,838,200	$22,169,948	$32,534,368	$38,724,654	$32,926,705	$28,062,661
Portfolio turnover rate	10.70%	22.63%	49.70%	43.19%	35.18%	42.39%	41.70%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

Statement of Investments, June 30, 2017 (unaudited)

Templeton Global Bond Fund

	Principal Amount*			Value
Foreign Government and Agency Securities 67.5%
Argentina 4.5%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	487,238,000		ARS	$29,574,830
18.20%, 10/03/21	10,583,367,000		ARS	677,584,371
16.00%, 10/17/23	4,232,311,000		ARS	273,496,951
senior note, 15.50%, 10/17/26	11,470,275,000		ARS	770,401,046
[a] Government of Argentina, FRN, 21.472%, 4/03/22	700,128,000		ARS	40,869,658

				1,791,926,856

Brazil 14.1%
Letra Tesouro Nacional,
Strip, 1/01/20	4,437,480	[b]	BRL	1,066,681,072
Strip, 7/01/20	3,280,612	[b]	BRL	747,727,486
Nota Do Tesouro Nacional,
10.00%, 1/01/21	4,149,150	[b]	BRL	1,254,402,146
10.00%, 1/01/23	4,646,561	[b]	BRL	1,385,219,232
10.00%, 1/01/25	2,111,646	[b]	BRL	622,978,813
10.00%, 1/01/27	995,630	[b]	BRL	291,938,178
[c] Index Linked, 6.00%, 8/15/24	178,172	[b]	BRL	165,161,210
[c] Index Linked, 6.00%, 8/15/50	37,400	[b]	BRL	35,684,930

				5,569,793,067

Colombia 3.9%
Government of Colombia,
senior bond, 7.75%, 4/14/21	45,050,000,000		COP	15,767,851
senior bond, 4.375%, 3/21/23	6,831,000,000		COP	2,076,880
senior bond, 9.85%, 6/28/27	10,884,000,000		COP	4,601,672
Titulos de Tesoreria,
B, 5.00%, 11/21/18	52,609,000,000		COP	17,314,706
B, 7.75%, 9/18/30	1,657,779,800,000		COP	592,992,310
B, 7.00%, 6/30/32	16,014,000,000		COP	5,300,325
senior bond, B, 11.25%, 10/24/18	96,940,000,000		COP	34,405,538
senior bond, B, 11.00%, 7/24/20	88,998,000,000		COP	33,603,874
senior bond, B, 7.00%, 5/04/22	131,527,000,000		COP	45,341,855
senior bond, B, 10.00%, 7/24/24	518,579,000,000		COP	207,247,816
senior bond, B, 7.50%, 8/26/26	1,072,334,700,000		COP	375,578,902
senior bond, B, 6.00%, 4/28/28	622,808,100,000		COP	195,028,993
senior note, B, 7.00%, 9/11/19	75,939,000,000		COP	25,789,219

				1,555,049,941

Ghana 1.6%
Government of Ghana,
24.75%, 3/01/21	1,000,000		GHS	265,681
24.50%, 6/21/21	990,000		GHS	262,895
24.75%, 7/19/21	990,000		GHS	264,900
18.75%, 1/24/22	337,130,000		GHS	78,575,584
19.75%, 3/25/24	337,130,000		GHS	82,019,690
19.00%, 11/02/26	1,011,340,000		GHS	239,452,390
senior bond, 19.75%, 3/15/32	1,011,340,000		GHS	244,980,620
senior note, 21.50%, 3/09/20	6,530,000		GHS	1,580,231

				647,401,991

franklintempleton.com	Semiannual Report	15

T E M P L E T O N    I N C O M E    T R  U S T

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund  (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 6.4%
Government of India,
senior bond, 7.80%, 5/03/20	14,439,400,000		INR	$230,717,569
senior bond, 8.20%, 2/15/22	4,373,000,000		INR	71,620,564
senior bond, 8.35%, 5/14/22	4,260,400,000		INR	70,445,602
senior bond, 8.08%, 8/02/22	7,315,000,000		INR	119,748,655
senior bond, 9.15%, 11/14/24	9,798,000,000		INR	170,910,053
senior note, 7.28%, 6/03/19	561,300,000		INR	8,822,972
senior note, 8.12%, 12/10/20	1,759,000,000		INR	28,528,628
senior note, 7.80%, 4/11/21	14,845,400,000		INR	238,835,883
senior note, 8.79%, 11/08/21	7,315,000,000		INR	122,038,923
senior note, 8.15%, 6/11/22	19,499,000,000		INR	319,799,291
senior note, 7.16%, 5/20/23	4,378,700,000		INR	69,035,674
senior note, 8.83%, 11/25/23	52,330,900,000		INR	892,832,206
senior note, 7.68%, 12/15/23	11,332,000,000		INR	183,764,461

				2,527,100,481

Indonesia 11.3%
Government of Indonesia,
6.125%, 5/15/28	102,713,000,000		IDR	7,119,202
8.375%, 3/15/34	2,917,910,000,000		IDR	236,016,317
FR28, 10.00%, 7/15/17	104,700,000,000		IDR	7,867,922
FR32, 15.00%, 7/15/18	1,150,000,000		IDR	93,993
FR34, 12.80%, 6/15/21	1,603,246,000,000		IDR	145,747,567
FR35, 12.90%, 6/15/22	1,172,669,000,000		IDR	110,860,257
FR36, 11.50%, 9/15/19	437,062,000,000		IDR	36,102,152
FR43, 10.25%, 7/15/22	377,390,000,000		IDR	32,510,186
FR48, 9.00%, 9/15/18	483,192,000,000		IDR	37,560,447
FR52, 10.50%, 8/15/30	996,594,000,000		IDR	94,249,290
senior bond, 9.00%, 3/15/29	2,481,901,000,000		IDR	212,993,766
senior bond, 8.75%, 5/15/31	1,231,387,000,000		IDR	104,405,733
senior bond, FR31, 11.00%, 11/15/20	1,090,303,000,000		IDR	92,594,309
senior bond, FR37, 12.00%, 9/15/26	66,550,000,000		IDR	6,659,991
senior bond, FR39, 11.75%, 8/15/23	641,965,000,000		IDR	59,279,048
senior bond, FR40, 11.00%, 9/15/25	710,760,000,000		IDR	65,963,219
senior bond, FR42, 10.25%, 7/15/27	931,607,000,000		IDR	86,041,266
senior bond, FR44, 10.00%, 9/15/24	248,790,000,000		IDR	21,689,861
senior bond, FR46, 9.50%, 7/15/23	6,667,220,000,000		IDR	565,286,915
senior bond, FR47, 10.00%, 2/15/28	1,889,105,000,000		IDR	172,190,976
senior bond, FR53, 8.25%, 7/15/21	5,891,244,000,000		IDR	467,236,329
senior bond, FR56, 8.375%, 9/15/26	11,168,790,000,000		IDR	927,066,531
senior bond, FR59, 7.00%, 5/15/27	753,024,000,000		IDR	57,349,028
senior bond, FR63, 5.625%, 5/15/23	670,707,000,000		IDR	47,084,302
senior bond, FR70, 8.375%, 3/15/24	10,037,615,000,000		IDR	816,299,002
senior note, FR66, 5.25%, 5/15/18	169,888,000,000		IDR	12,677,060
senior note, FR69, 7.875%, 4/15/19	824,326,000,000		IDR	63,311,204

				4,486,255,873

Mexico 15.2%
Government of Mexico,
7.75%, 12/14/17	487,967,175	[d]	MXN	2,700,207,825
M, 4.75%, 6/14/18	16,900,000	[d]	MXN	91,312,894
senior note, 8.50%, 12/13/18	509,954,600	[d]	MXN	2,874,852,979

16	Semiannual Report	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund  (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
Government of Mexico, (continued)
senior note, M, 5.00%, 12/11/19	39,169,600	[d]	MXN	$208,154,869
[e] Mexican Udibonos,
Index Linked, 3.50%, 12/14/17	12,554,014	[f]	MXN	69,577,655
Index Linked, 4.00%, 6/13/19	7,854,016	[f]	MXN	44,015,034
Index Linked, 2.50%, 12/10/20	6,288,366	[f]	MXN	34,016,706

				6,022,137,962

Peru 0.2%
Government of Peru, senior bond, 7.84%, 8/12/20	184,399,000		PEN	63,114,322

Philippines 1.7%
Government of the Philippines,
senior note, 5.875%, 1/31/18	55,240,000		PHP	1,112,091
senior note, 3.375%, 8/20/20	8,357,030,000		PHP	163,459,185
senior note, 5-72, 2.125%, 5/23/18	5,932,727,000		PHP	116,977,567
senior note, 7-51, 5.00%, 8/18/18	1,392,270,000		PHP	28,022,168
senior note, 7-56, 3.875%, 11/22/19	17,672,820,000		PHP	351,182,721

				660,753,732

South Africa 1.6%
Government of South Africa,
8.00%, 1/31/30	1,787,394,000		ZAR	123,494,601
7.00%, 2/28/31	1,254,519,000		ZAR	78,397,977
8.25%, 3/31/32	2,267,773,000		ZAR	156,244,451
8.875%, 2/28/35	1,014,834,000		ZAR	72,043,361
8.50%, 1/31/37	530,738,000		ZAR	36,001,595
R186, 10.50%, 12/21/26	1,307,251,000		ZAR	110,755,719
senior bond, 6.25%, 3/31/36	1,104,168,000		ZAR	59,492,012

				636,429,716

South Korea 4.7%
Korea Treasury Bond,
senior note, 2.00%, 3/10/21	908,587,020,000		KRW	798,564,309
senior note, 1.375%, 9/10/21	859,779,700,000		KRW	736,359,614
senior note, 1.875%, 3/10/22	373,174,000,000		KRW	325,784,522

				1,860,708,445

[g] Supranational 0.4%
Inter-American Development Bank, senior bond, 7.50%, 12/05/24	2,473,000,000		MXN	141,033,767

Ukraine 1.9%
[h] Government of Ukraine,
144A, 7.75%, 9/01/24	56,476,000			55,511,108
144A, 7.75%, 9/01/25	175,437,000			171,711,595
144A, 7.75%, 9/01/26	161,005,000			156,983,900
144A, 7.75%, 9/01/27	122,387,000			118,886,732
[i,j] 144A, VRI, GDP Linked Security, 5/31/40	650,958,000			254,967,229

				758,060,564

Total Foreign Government and Agency Securities (Cost $26,030,331,772)				26,719,766,717

franklintempleton.com	Semiannual Report	17

T E M P L E T O N    I N C O M E    T R  U ST

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund  (continued)

	Principal Amount*		Value
Quasi-Sovereign and Corporate Bonds 1.2%
India 1.2%
Food Corp. of India, secured note, 6, 9.95%, 3/07/22	22,550,000,000	INR	$ 385,253,594
Mahanagar Telephone Nigam Ltd.,
8.24%, 11/19/24	3,350,000,000	INR	54,495,822
8.29%, 11/28/24	3,050,000,000	INR	49,747,756

Total Quasi-Sovereign and Corporate Bonds (Cost $486,081,044)			489,497,172

Total Investments before Short Term Investments (Cost $26,516,412,816)			27,209,263,889

Short Term Investments 23.2%
Foreign Government and Agency Securities 0.4%
Argentina 0.0%†
Argentine Bonos del Tesoro, 22.75%, 3/05/18	28,901,000	ARS	1,748,998

Colombia 0.0%†
Colombian Tes Corto Plazo, Strip, 9/12/17	43,312,000,000	COP	14,066,317

Mexico 0.0%†
[k] Mexico Treasury Bill, 7/06/17 - 4/26/18	3,552,010[l]	MXN	1,932,838

Philippines 0.4%
[k] Philippine Treasury Bill, 7/19/17 - 9/27/17	7,419,500,000	PHP	146,904,190

Total Foreign Government and Agency Securities (Cost $175,685,736)			164,652,343

U.S. Government and Agency Securities (Cost $1,762,539,883) 4.5%
United States 4.5%
[k] FHLB, 7/03/17 - 7/07/17	1,762,773,000		1,762,659,976

Total Investments before Money Market Funds (Cost $28,454,638,435)			29,136,576,208

	Shares

Money Market Funds (Cost $7,241,675,210) 18.3%
United States 18.3%
[m,n] Institutional Fiduciary Trust Money Market Portfolio, 0.58%	7,241,675,210		7,241,675,210

Total Investments (Cost $35,696,313,645) 91.9%			36,378,251,418
Other Assets, less Liabilities 8.1%			3,205,591,572

Net Assets 100.0%			$39,583,842,990

18	Semiannual Report	franklintempleton.com

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Templeton Global Bond Fund  (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cRedemption price at maturity is adjusted for inflation. See Note 1(f).

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $758,060,564, representing 1.9% of net assets.

iNon-income producing.

jThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(f) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day yield at period end.

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	89,810,648,000	134,569,964		7/03/17	$493,188	$—
Chilean Peso	DBAB	Sell	89,810,648,000	135,418,115		7/03/17	354,963	—
Euro	GSCO	Buy	203,544,000	232,141,932		7/03/17	395,322	—
Euro	GSCO	Sell	203,544,000	219,379,723		7/03/17	—	(13,157,531)
Chilean Peso	JPHQ	Buy	18,232,450,000	27,629,110		7/07/17	—	(213,143)
Chilean Peso	JPHQ	Sell	18,232,450,000	28,020,179		7/07/17	604,211	—
Chilean Peso	CITI	Buy	53,031,580,000	80,430,090		7/10/17	—	(693,945)
Chilean Peso	CITI	Sell	53,031,580,000	81,641,055		7/10/17	1,904,910	—
Euro	BOFA	Sell	196,533,000	210,345,339		7/10/17	—	(14,270,444)
Euro	JPHQ	Sell	65,175,000	69,768,534		7/10/17	—	(4,719,382)
Euro	SCNY	Sell	226,537,356	242,554,680		7/10/17	—	(16,352,809)
Chilean Peso	GSCO	Buy	13,842,935,000	20,958,266		7/11/17	—	(145,193)
Euro	BOFA	Sell	131,886,000	141,154,948		7/11/17	—	(9,584,823)
Euro	UBSW	Sell	23,478,000	25,065,582		7/11/17	—	(1,768,717)
Japanese Yen	BZWS	Sell	35,594,850,000	308,670,919		7/11/17	—	(7,930,110)
Japanese Yen	GSCO	Sell	6,380,360,000	55,261,786		7/11/17	—	(1,488,799)
Japanese Yen	JPHQ	Sell	39,126,500,000	338,201,227		7/11/17	—	(9,812,324)
Euro	DBAB	Sell	129,470,000	145,482,850		7/12/17	—	(2,503,847)
Euro	GSCO	Sell	104,415,800	111,136,001		7/12/17	—	(8,213,264)
Euro	JPHQ	Sell	34,536,000	36,772,724		7/12/17	—	(2,702,587)
Euro	SCNY	Sell	49,935,936	53,156,804		7/12/17	—	(3,920,930)
Japanese Yen	BZWS	Sell	19,705,372,000	179,603,449		7/13/17	4,316,427	—
Japanese Yen	CITI	Sell	3,332,090,000	28,925,146		7/13/17	—	(715,103)
Japanese Yen	HSBK	Sell	12,607,090,000	109,489,769		7/13/17	—	(2,655,247)
Mexican Peso	CITI	Buy	1,435,121,700	59,585,804	EUR	7/13/17	10,786,573	—
Japanese Yen	JPHQ	Sell	14,336,430,000	140,113,663		7/14/17	12,579,620	—
Mexican Peso	CITI	Buy	2,005,292,700	93,599,576	EUR	7/14/17	3,226,683	—
Euro	JPHQ	Sell	261,527,058	284,531,239		7/17/17	—	(14,483,111)

franklintempleton.com	Semiannual Report	19

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Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	SCNY	Sell	106,299,000	115,752,170		7/17/17	$—	$(5,783,730)
Indian Rupee	JPHQ	Buy	41,308,437,210	593,210,310	EUR	7/17/17	—	(40,304,142)
Mexican Peso	DBAB	Buy	3,204,884,515	149,795,958	EUR	7/17/17	4,802,173	—
Mexican Peso	MSCO	Buy	3,071,960,000	127,961,011	EUR	7/17/17	22,464,337	—
Chilean Peso	DBAB	Buy	43,814,456,300	66,268,065		7/18/17	—	(405,731)
Chilean Peso	DBAB	Sell	11,260,764,000	17,012,787		7/18/17	85,493	—
Mexican Peso	CITI	Buy	3,867,049,000	179,879,511	EUR	7/18/17	6,735,575	—
Mexican Peso	JPHQ	Buy	4,117,023,741	191,900,053	EUR	7/18/17	6,721,933	—
Mexican Peso	CITI	Buy	2,099,231,755	97,173,847	EUR	7/19/17	4,171,839	—
Chilean Peso	DBAB	Buy	24,197,532,000	36,682,380		7/20/17	—	(310,520)
Chilean Peso	DBAB	Sell	21,002,183,000	31,804,623		7/20/17	235,765	—
Japanese Yen	SCNY	Sell	10,082,050,000	89,610,257		7/20/17	—	(102,436)
Euro	DBAB	Sell	68,506,971	73,937,519		7/24/17	—	(4,420,032)
Japanese Yen	DBAB	Sell	25,032,090,000	219,097,338		7/24/17	—	(3,685,706)
Japanese Yen	CITI	Sell	14,729,205,625	141,070,832		7/25/17	9,976,371	—
Euro	GSCO	Sell	53,052,700	58,062,997		7/27/17	—	(2,628,346)
Indian Rupee	DBAB	Buy	900,181,000	13,877,205		7/27/17	7,727	—
Japanese Yen	GSCO	Sell	15,371,620,000	136,752,710		7/27/17	—	(72,037)
Japanese Yen	JPHQ	Sell	7,902,175,000	70,350,990		7/27/17	12,724	—
Indian Rupee	HSBK	Buy	22,984,769,550	326,534,587	EUR	7/28/17	—	(19,082,669)
Euro	BOFA	Sell	201,853,922	220,674,782		7/31/17	—	(10,292,936)
Euro	GSCO	Sell	305,100,791	333,786,368		7/31/17	—	(15,319,722)
Japanese Yen	BZWS	Sell	13,069,570,000	125,832,888		7/31/17	9,478,198	—
Japanese Yen	DBAB	Sell	13,902,366,365	133,916,103		7/31/17	10,147,263	—
Japanese Yen	HSBK	Sell	17,605,035,074	154,362,429		7/31/17	—	(2,370,225)
Euro	GSCO	Sell	249,485,947	272,688,140		8/02/17	—	(12,810,127)
Euro	JPHQ	Sell	236,418,000	258,053,557		8/02/17	—	(12,490,456)
South Korean Won	HSBK	Sell	240,632,360,000	213,648,548		8/02/17	3,474,596	—
Euro	BOFA	Sell	119,224,000	130,701,694		8/03/17	—	(5,738,625)
Mexican Peso	CITI	Buy	758,072,000	33,675,249	EUR	8/04/17	2,982,094	—
Euro	GSCO	Sell	127,740,000	140,450,130		8/08/17	—	(5,772,376)
Euro	JPHQ	Sell	117,193,824	128,873,946		8/08/17	—	(5,276,473)
Euro	GSCO	Sell	102,935,000	113,279,967		8/10/17	—	(4,560,293)
Japanese Yen	CITI	Sell	18,720,380,000	166,351,624		8/14/17	—	(405,130)
Euro	BOFA	Sell	379,126,662	413,574,111		8/15/17	—	(20,559,351)
Euro	CITI	Sell	8,800,000	9,601,856		8/15/17	—	(474,920)
Euro	GSCO	Sell	171,944,000	187,350,182		8/15/17	—	(9,540,860)
Euro	GSCO	Sell	312,947,817	343,197,353		8/16/17	—	(15,173,372)
Euro	SCNY	Sell	140,680,000	154,330,180		8/16/17	—	(6,768,862)
Japanese Yen	GSCO	Sell	26,707,620,290	237,529,863		8/16/17	—	(394,626)
Euro	GSCO	Sell	417,924,000	460,447,767		8/17/17	—	(18,159,817)
Euro	UBSW	Sell	180,000,000	198,376,200		8/17/17	—	(7,760,239)
South Korean Won	HSBK	Sell	724,847,500,000	642,877,578		8/17/17	9,557,497	—
Japanese Yen	DBAB	Sell	9,637,940,000	97,589,510		8/18/17	11,723,091	—
Euro	JPHQ	Sell	174,621,230	194,948,014		8/21/17	—	(5,068,559)
Euro	DBAB	Sell	43,205,539	48,267,371		8/22/17	—	(1,224,064)
Euro	UBSW	Sell	59,525,000	66,510,259		8/22/17	—	(1,674,925)
Japanese Yen	HSBK	Sell	19,192,069,750	194,645,738		8/22/17	23,631,873	—
Japanese Yen	JPHQ	Sell	4,331,618,000	43,934,113		8/22/17	5,336,570	—

20	Semiannual Report	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	204,801,000	230,321,253		8/23/17	$—	$(4,287,578)
Euro	UBSW	Sell	58,343,508	65,540,763		8/23/17	—	(1,294,370)
Euro	BZWS	Sell	79,015,000	89,266,801		8/24/17	—	(1,252,981)
Japanese Yen	BZWS	Sell	4,322,430,000	43,761,915		8/24/17	5,243,122	—
Japanese Yen	DBAB	Sell	4,271,575,000	43,309,963		8/24/17	5,244,358	—
Euro	GSCO	Sell	202,057,000	227,142,377		8/28/17	—	(4,380,847)
Japanese Yen	BZWS	Sell	9,408,100,000	84,132,500		8/28/17	279,807	—
Japanese Yen	JPHQ	Sell	8,617,736,000	87,230,670		8/28/17	10,422,348	—
Euro	BOFA	Sell	449,846,411	505,762,320		8/30/17	—	(9,740,184)
Euro	BZWS	Sell	526,759,472	592,446,378		8/30/17	—	(11,194,821)
Euro	DBAB	Sell	277,024,466	311,608,200		8/30/17	—	(5,848,608)
Euro	SCNY	Sell	211,027,544	237,095,776		8/30/17	—	(4,731,711)
Japanese Yen	DBAB	Sell	8,644,374,000	87,723,183		8/30/17	10,670,575	—
Japanese Yen	JPHQ	Sell	10,357,462,000	104,896,314		8/30/17	12,573,901	—
Euro	BOFA	Sell	143,335,694	161,152,321		8/31/17	—	(3,112,685)
Euro	SCNY	Sell	236,418,000	265,623,898		8/31/17	—	(5,314,925)
Indian Rupee	DBAB	Buy	37,183,634,938	504,887,273	EUR	8/31/17	—	(7,335,203)
Japanese Yen	BZWS	Sell	29,025,800,000	260,676,438		8/31/17	1,939,105	—
Japanese Yen	HSBK	Sell	14,893,097,250	147,895,703		9/01/17	15,131,488	—
Euro	MSCO	Sell	8,856,901	9,976,192		9/05/17	—	(176,786)
South Korean Won	HSBK	Sell	331,089,764,000	296,065,245		9/05/17	6,672,197	—
Euro	UBSW	Sell	154,764,200	174,314,788		9/06/17	—	(3,106,744)
Euro	UBSW	Sell	15,764,200	17,809,290		9/07/17	—	(263,781)
Euro	BOFA	Sell	196,533,000	222,347,610		9/08/17	—	(2,982,736)
Euro	BZWS	Sell	202,258,000	227,922,113		9/08/17	—	(3,972,099)
Japanese Yen	BZWS	Sell	35,663,421,500	315,405,929		9/11/17	—	(2,669,502)
Japanese Yen	DBAB	Sell	12,553,300,000	110,393,425		9/13/17	—	(1,578,014)
Euro	MSCO	Sell	188,363,321	212,351,390		9/14/17	—	(3,684,407)
Euro	BOFA	Sell	177,095,041	199,656,949		9/15/17	—	(3,466,463)
Euro	UBSW	Sell	96,724,000	109,007,948		9/15/17	—	(1,931,967)
Euro	JPHQ	Sell	119,381,305	134,972,503		9/18/17	—	(1,977,648)
Euro	MSCO	Sell	326,133,680	369,215,939		9/18/17	—	(4,913,468)
Euro	JPHQ	Sell	174,621,200	195,725,918		9/19/17	—	(4,604,718)
Euro	UBSW	Sell	245,086,718	274,918,673		9/19/17	—	(6,252,102)
Japanese Yen	CITI	Sell	8,267,822,900	81,784,731		9/19/17	8,016,860	—
South Korean Won	CITI	Sell	1,068,305,000,000	932,835,723		9/20/17	—	(1,133,387)
Japanese Yen	BZWS	Sell	36,791,550,000	328,838,032		9/21/17	541,407	—
Euro	MSCO	Sell	158,886,676	178,048,409		9/25/17	—	(4,292,095)
Japanese Yen	BZWS	Sell	17,003,283,330	154,278,667		9/25/17	2,526,242	—
Japanese Yen	MSCO	Sell	12,384,230,000	111,013,572		9/25/17	485,687	—
South Korean Won	HSBK	Sell	675,488,000,000	603,545,390		9/27/17	12,937,576	—
Euro	BZWS	Sell	158,013,727	180,528,313		9/29/17	—	(851,109)
Japanese Yen	JPHQ	Sell	2,117,676,000	19,219,625		9/29/17	315,866	—
Euro	GSCO	Sell	203,544,000	233,271,601		10/03/17	—	(424,249)
Japanese Yen	JPHQ	Sell	39,126,500,000	370,589,624		10/10/17	21,122,322	—
Mexican Peso	CITI	Buy	1,563,385,900	75,481,745	EUR	10/10/17	—	(1,938,444)
Japanese Yen	HSBK	Sell	38,917,825,000	353,798,409		10/11/17	6,176,968	—
Mexican Peso	CITI	Buy	1,859,521,260	90,236,046	EUR	10/11/17	—	(2,851,644)
Japanese Yen	SCNY	Sell	3,331,470,000	30,188,117		10/12/17	429,253	—

franklintempleton.com	Semiannual Report	21

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	CITI	Sell	801,396,000,000	716,491,730		10/16/17	$15,541,848	$—
Mexican Peso	DBAB	Buy	3,204,884,515	155,925,100	EUR	10/18/17	—	(5,638,227)
Australian Dollar	BOFA	Sell	626,000,000	473,425,020		10/20/17	—	(7,154,492)
Australian Dollar	JPHQ	Sell	388,000,000	293,537,520		10/20/17	—	(4,329,654)
Mexican Peso	CITI	Buy	2,307,350,000	106,806,307	EUR	10/23/17	2,073,534	—
Japanese Yen	BZWS	Sell	9,218,756,500	85,257,022		10/24/17	2,857,957	—
Mexican Peso	CITI	Buy	2,084,698,000	97,047,332	EUR	10/27/17	1,148,768	—
Australian Dollar	JPHQ	Sell	248,603,352	187,451,899		10/31/17	—	(3,374,264)
Japanese Yen	BZWS	Sell	6,464,800,000	58,104,817		11/08/17	276,289	—
Japanese Yen	CITI	Sell	9,190,446,650	89,552,810		11/09/17	7,338,740	—
Japanese Yen	CITI	Sell	18,720,380,000	167,168,639		11/14/17	—	(339,773)
Japanese Yen	CITI	Sell	24,889,202,000	242,636,842		11/14/17	19,930,322	—
Japanese Yen	JPHQ	Sell	9,028,069,000	88,163,445		11/14/17	7,381,030	—
Mexican Peso	CITI	Buy	3,783,708,400	162,821,584	EUR	11/14/17	16,636,120	—
Australian Dollar	JPHQ	Sell	897,312,000	661,435,595		11/15/17	—	(27,205,029)
Indonesian Rupiah	JPHQ	Buy	1,393,097,000,000	102,373,383		11/15/17	498,180	—
Japanese Yen	GSCO	Sell	16,608,958,000	146,790,971		11/15/17	—	(1,832,307)
Japanese Yen	CITI	Sell	12,414,890,000	117,208,958		11/16/17	6,110,043	—
Japanese Yen	SCNY	Sell	9,153,053,700	81,383,626		11/16/17	—	(525,624)
South Korean Won	CITI	Sell	463,709,000,000	409,926,627		11/16/17	4,093,885	—
Japanese Yen	CITI	Sell	35,256,486,200	313,237,850		11/20/17	—	(2,332,320)
Japanese Yen	HSBK	Sell	2,816,138,000	25,554,791		11/27/17	339,247	—
Japanese Yen	SCNY	Sell	11,809,161,000	108,395,622		11/27/17	2,657,044	—
Indian Rupee	CITI	Buy	3,154,839,000	42,261,741	EUR	11/30/17	—	(699,372)
Mexican Peso	CITI	Buy	2,245,017,240	104,550,007	EUR	12/07/17	143,670	—
Japanese Yen	CITI	Sell	28,538,800,000	263,094,673		12/08/17	7,414,090	—
Mexican Peso	CITI	Buy	2,160,405,048	92,195,428	EUR	12/08/17	9,811,056	—
Japanese Yen	HSBK	Sell	42,738,600,000	393,904,147		12/11/17	10,947,257	—
Mexican Peso	HSBK	Buy	4,253,323,520	182,557,826	EUR	12/11/17	17,967,456	—
Japanese Yen	CITI	Sell	12,207,090,000	109,010,855		12/12/17	—	(375,781)
Japanese Yen	CITI	Sell	4,208,470,000	38,415,098		12/13/17	701,421	—
Japanese Yen	HSBK	Sell	37,908,340,000	346,880,728		12/13/17	7,169,886	—
Japanese Yen	MSCO	Sell	3,400,000,000	31,330,630		12/18/17	854,053	—
Mexican Peso	CITI	Buy	1,801,116,000	72,486,611	EUR	1/16/18	12,482,779	—
Mexican Peso	MSCO	Buy	2,242,821,020	89,747,304	EUR	1/17/18	16,117,161	—
Japanese Yen	JPHQ	Sell	19,676,275,000	176,895,605		1/22/18	202,519	—
Japanese Yen	HSBK	Sell	10,034,848,500	89,320,526		1/23/18	—	(797,167)
Japanese Yen	MSCO	Sell	1,969,700,000	17,870,947		2/06/18	169,224	—
Japanese Yen	SCNY	Sell	12,949,800,000	117,329,202		2/06/18	949,159	—
Japanese Yen	CITI	Sell	12,481,439,000	113,224,709		2/09/18	1,036,324	—
Japanese Yen	CITI	Sell	8,636,095,000	78,672,664		2/13/18	1,031,677	—
Japanese Yen	CITI	Sell	18,884,140,000	169,565,986		2/14/18	—	(216,720)
Japanese Yen	HSBK	Sell	10,857,850,000	97,554,807		2/16/18	—	(75,642)
Japanese Yen	HSBK	Sell	15,261,456,000	138,050,258		2/27/18	745,320	—
Japanese Yen	JPHQ	Sell	6,909,339,000	62,681,681		2/28/18	516,199	—
Japanese Yen	BOFA	Sell	42,387,239,840	385,447,170		3/02/18	4,036,196	—
Japanese Yen	JPHQ	Sell	12,728,600,000	114,108,213		3/05/18	—	(444,811)
Japanese Yen	HSBK	Sell	9,813,450,000	87,440,524		3/06/18	—	(881,754)
Australian Dollar	CITI	Sell	367,728,700	276,128,729		3/09/18	—	(5,693,784)

22	Semiannual Report	franklintempleton.com

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S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	MSCO	Sell	6,405,061,130	57,255,781		3/09/18	$—	$(399,582)
Australian Dollar	CITI	Sell	580,635,912	431,212,163		3/13/18	—	(13,758,508)
Australian Dollar	JPHQ	Sell	870,630,184	644,266,336		3/13/18	—	(22,941,615)
Australian Dollar	JPHQ	Sell	615,570,000	458,815,099		3/16/18	—	(12,910,497)
Japanese Yen	DBAB	Sell	6,258,238,000	56,648,967		3/22/18	277,050	—
Japanese Yen	CITI	Sell	25,386,870,000	229,646,713		3/23/18	959,156	—
Japanese Yen	JPHQ	Sell	8,250,436,116	75,659,798		3/26/18	1,327,385	—
Japanese Yen	CITI	Sell	6,890,100,000	63,435,989		4/13/18	1,297,163	—
Japanese Yen	DBAB	Sell	19,434,250,000	179,003,675		4/13/18	3,734,594	—
Japanese Yen	BOFA	Sell	2,679,000,000	24,673,734		4/18/18	506,222	—
Mexican Peso	CITI	Buy	2,307,343,100	105,827,953	EUR	4/24/18	—	(1,342,569)
Mexican Peso	CITI	Buy	3,716,745,430	166,393,895	EUR	5/02/18	2,271,286	—
Japanese Yen	BOFA	Sell	6,474,170,000	58,797,294		5/08/18	327,643	—
Japanese Yen	HSBK	Sell	6,367,072,000	56,925,096		5/15/18	—	(599,927)
Japanese Yen	SCNY	Sell	12,414,879,000	110,867,922		5/15/18	—	(1,297,639)
Japanese Yen	BOFA	Sell	42,218,712,250	378,949,037		5/18/18	—	(2,551,517)
Japanese Yen	CITI	Sell	35,256,487,300	316,268,337		5/18/18	—	(2,319,529)
Japanese Yen	BOFA	Sell	42,084,293,750	383,325,003		5/21/18	2,975,022	—
Japanese Yen	HSBK	Sell	42,232,203,900	385,506,197		5/21/18	3,819,432	—
Japanese Yen	BOFA	Sell	42,198,117,500	386,712,954		5/22/18	5,312,836	—
Japanese Yen	JPHQ	Sell	9,694,306,000	88,842,816		5/22/18	1,222,570	—
Japanese Yen	BOFA	Sell	12,841,448,000	117,595,678		5/25/18	1,510,994	—
Japanese Yen	HSBK	Sell	24,745,070,000	230,508,337		6/18/18	6,514,795	—
Japanese Yen	DBAB	Sell	24,707,170,000	227,808,236		6/19/18	4,145,185	—
Japanese Yen	CITI	Sell	19,533,646,000	178,830,413		6/20/18	1,991,033	—
Japanese Yen	DBAB	Sell	24,749,910,000	225,696,790		6/22/18	1,609,017	—
Mexican Peso	CITI	Buy	2,168,516,800	100,572,580	EUR	6/28/18	—	(3,993,682)
Japanese Yen	BZWS	Sell	11,637,164,000	105,640,182		6/29/18	234,806	—
Total Forward Exchange Contracts							$506,150,741	$(589,559,678)
Net unrealized appreciation (depreciation)								$(83,408,937)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	$2,081,160,000	1/22/25	$21,354,802	$ —
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	1,535,390,000	1/27/25	9,329,808	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	383,800,000	1/29/25	3,383,111	—

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund  (continued)

Interest Rate Swap Contracts  (continued)

Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	$ 325,000,000	1/30/25	$ 2,798,085	$ —
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	514,670,000	2/03/25	9,285,462	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.978%	LCH	39,700,000	3/27/25	315,492	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.985%	LCH	39,700,000	3/27/25	293,827	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.45%.	LCH	893,410,000	7/22/25	—	(26,086,253)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.439%	LCH	101,430,000	7/23/25	—	(2,864,512)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.40%.	CME	798,605,000	7/24/25	—	(20,057,928)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.89%.	LCH	385,470,000	7/22/45	—	(33,196,091)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.861%	LCH	54,025,000	7/24/45	—	(4,316,199)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.574%	LCH	1,057,400,000	8/24/45	—	(18,026,768)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.613%	LCH	406,800,000	1/26/47	—	(10,935,640)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.678%	LCH	700,300,000	1/27/47	—	(28,921,928)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.537%	LCH	404,700,000	4/13/47	—	(1,660,046)
Total Interest Rate Swap Contracts.				$46,760,587	$(146,065,365)
Net unrealized appreciation (depreciation)					$ (99,304,778)

See Note 9 regarding other derivative information.

See Abbreviations on page 41.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Global Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$28,454,638,435
Cost - Controlled affiliates (Note 3f)	7,241,675,210

Total cost of investments	$35,696,313,645

Value - Unaffiliated issuers	$29,136,576,208
Value - Controlled affiliates (Note 3f)	7,241,675,210

Total value of investments	36,378,251,418
Cash	13,439,411
Restricted Cash (Note 1d)	170,890,000
Foreign currency, at value (cost $12,128,681)	12,128,336
Receivables:
Investment securities sold	1,722,012,899
Capital shares sold	71,901,460
Interest	557,823,471
Due from brokers	1,070,544,821
Variation margin	37,727,319
Unrealized appreciation on OTC forward exchange contracts	506,150,741
Other assets	26,147

Total assets	40,540,896,023

Liabilities:
Payables:
Capital shares redeemed	70,722,744
Management fees	13,433,596
Distribution fees	9,126,302
Transfer agent fees	13,042,065
Due to brokers	170,890,000
Unrealized depreciation on OTC forward exchange contracts	589,559,678
Deferred tax	76,996,233
Accrued expenses and other liabilities	13,282,415

Total liabilities	957,053,033

Net assets, at value	$39,583,842,990

Net assets consist of:
Paid-in capital	$40,835,564,917
Distributions in excess of net investment income	(1,939,464,340)
Net unrealized appreciation (depreciation)	397,513,393
Accumulated net realized gain (loss)	290,229,020

Net assets, at value	$39,583,842,990

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	25

T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    S T A T E M E N T S

Statement of Assets and Liabilities  (continued)

June 30, 2017 (unaudited)

Templeton Global Bond Fund

Class A:
Net assets, at value	$11,287,694,506

Shares outstanding	924,003,107

Net asset value per share[a]	$12.22

Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.76

Class C:
Net assets, at value	$3,655,365,472

Shares outstanding	298,501,569

Net asset value and maximum offering price per share[a]	$12.25

Class R:
Net assets, at value	$287,286,264

Shares outstanding	23,518,272

Net asset value and maximum offering price per share	$12.22

Class R6:
Net assets, at value	$3,136,435,233

Shares outstanding	257,744,147

Net asset value and maximum offering price per share	$12.17

Advisor Class:
Net assets, at value	$21,217,061,515

Shares outstanding	1,743,584,057

Net asset value and maximum offering price per share	$12.17

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L    S T A T E M E N T S

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton Global Bond Fund

Investment income:
Dividends:
Controlled affiliates (Note 3f)	$10,970,892
Interest	1,085,673,624

Total investment income	1,096,644,516

Expenses:
Management fees (Note 3a)	95,267,638
Distribution fees: (Note 3c)
Class A	14,708,573
Class C	12,559,140
Class R	732,582
Transfer agent fees: (Note 3e)
Class A	10,025,571
Class C	3,297,447
Class R	250,315
Class R6	32,732
Advisor Class	17,790,086
Custodian fees (Note 4)	7,978,574
Reports to shareholders	1,782,864
Registration and filing fees	497,252
Professional fees	249,659
Trustees’ fees and expenses	224,356
Other	1,712,414

Total expenses	167,109,203
Expense reductions (Note 4)	(4,002,809)
Expenses waived/paid by affiliates (Note 3f)	(12,174,110)

Net expenses	150,932,284

Net investment income	945,712,232

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(244,997,568)
Foreign currency transactions	703,176,781
Swap contracts	(14,139,519)

Net realized gain (loss)	444,039,694

Net change in unrealized appreciation (depreciation) on:
Investments	2,122,282,412
Translation of other assets and liabilities denominated in foreign currencies	(2,037,859,615)
Swap contracts	(139,460,530)
Change in deferred taxes on unrealized appreciation	(25,117,292)

Net change in unrealized appreciation (depreciation)	(80,155,025)

Net realized and unrealized gain (loss)	363,884,669

Net increase (decrease) in net assets resulting from operations	$1,309,596,901

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	27

T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    S T A T E M E N T S

Statements of Changes in Net Assets

Templeton Global Bond Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$945,712,232	$607,700,059	$1,959,765,892
Net realized gain (loss)	444,039,694	(1,481,248,665)	(3,769,519,379)
Net change in unrealized appreciation (depreciation)	(80,155,025)	3,584,892,214	1,676,016,615

Net increase (decrease) in net assets resulting from operations	1,309,596,901	2,711,343,608	(133,736,872)

Distributions to shareholders from:
Net investment income:
Class A	(161,812,412)	—	(188,140,461)
Class C	(45,571,838)	—	(52,668,223)
Class R	(3,688,235)	—	(3,379,795)
Class R6	(48,706,558)	—	(34,175,805)
Advisor Class	(316,251,471)	—	(342,705,079)
Tax return of capital:
Class A	—	(90,964,353)	(279,411,411)
Class C	—	(23,676,493)	(74,920,547)
Class R	—	(1,887,360)	(5,419,090)
Class R6	—	(24,589,798)	(64,420,742)
Advisor Class	—	(167,189,205)	(489,428,472)

Total distributions to shareholders	(576,030,514)	(308,307,209)	(1,534,669,625)

Capital share transactions: (Note 2)
Class A	(1,643,203,020)	(1,800,675,169)	(4,777,735,450)
Class C	(490,188,605)	(599,501,673)	(1,575,647,174)
Class R	(24,960,546)	(30,118,923)	(29,039,808)
Class R6	159,685,522	(338,749,161)	383,408,401
Advisor Class	2,913,672	(2,563,414,404)	(9,490,067,830)

Total capital share transactions	(1,995,752,977)	(5,332,459,330)	(15,489,081,861)

Net increase (decrease) in net assets	(1,262,186,590)	(2,929,422,931)	(17,157,488,358)
Net assets:
Beginning of period	40,846,029,580	43,775,452,511	60,932,940,869

End of period	$39,583,842,990	$40,846,029,580	$43,775,452,511

Distributions in excess of net investment income included in net assets:
End of period	$(1,939,464,340)	$(2,309,146,058)	$(4,340,946,219)

aFor the period September 1, 2016 to December 31, 2016.

28	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

Notes to Financial Statements (unaudited)

Templeton Global Bond Fund

1.  Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may notexist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton Global Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with

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T E M P L E T O N    I N C O M E     T R U S T

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton Global Bond Fund (continued)

the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d.  Restricted Cash

At June 30, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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T E M P L E T O N    I N C O M E    T R  U S T

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton Global Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

f.  Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017
	Shares	Amount
Class A Shares:
Shares sold	83,382,507	$1,019,793,061
Shares issued in reinvestment of distributions	12,554,456	154,135,119
Shares redeemed	(230,488,267)	(2,817,131,200)

Net increase (decrease)	(134,551,304)	$(1,643,203,020)

Class C Shares:
Shares sold	9,572,746	$117,682,309
Shares issued in reinvestment of distributions	3,189,269	39,280,780
Shares redeemed	(52,790,609)	(647,151,694)

Net increase (decrease)	(40,028,594)	$(490,188,605)

Class R Shares:
Shares sold	2,632,411	$32,242,888
Shares issued in reinvestment of distributions	278,910	3,426,003
Shares redeemed	(4,967,201)	(60,629,437)

Net increase (decrease)	(2,055,880)	$(24,960,546)

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Templeton Global Bond Fund (continued)

	Six Months Ended June 30, 2017
	Shares	Amount
Class R6 Shares:
Shares sold	34,355,116	$417,538,086
Shares issued in reinvestment of distributions	3,705,084	45,361,713
Shares redeemed	(24,927,968)	(303,214,277)

Net increase (decrease)	13,132,232	$159,685,522

Advisor Class Shares:
Shares sold	309,459,392	$3,772,586,707
Shares issued in reinvestment of distributions	21,766,950	266,333,146
Shares redeemed	(330,633,676)	(4,036,006,181)

Net increase (decrease)	592,666	$2,913,672

	Year Ended December 31, 2016[a]		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	59,160,379	$685,606,181	229,370,553	$2,628,193,417
Shares issued in reinvestment of distributions	7,538,313	86,601,196	38,954,864	444,049,952
Shares redeemed	(223,522,679)	(2,572,882,546)	(687,425,634)	(7,849,978,819)

Net increase (decrease)	(156,823,987)	$(1,800,675,169)	(419,100,217)	$(4,777,735,450)

Class C Shares:
Shares sold	4,416,013	$51,267,360	26,508,612	$304,875,491
Shares issued in reinvestment of distributions	1,745,890	20,108,432	9,380,713	107,209,762
Shares redeemed	(58,069,458)	(670,877,465)	(173,376,368)	(1,987,732,427)

Net increase (decrease)	(51,907,555)	$(599,501,673)	(137,487,043)	$(1,575,647,174)

Class R Shares:
Shares sold	1,583,871	$18,211,161	6,416,344	$73,229,854
Shares issued in reinvestment of distributions	153,044	1,759,107	728,904	8,306,631
Shares redeemed	(4,355,263)	(50,089,191)	(9,677,096)	(110,576,293)

Net increase (decrease)	(2,618,348)	$(30,118,923)	(2,531,848)	$(29,039,808)

Class R6 Shares:
Shares sold	26,715,199	$305,034,598	109,246,751	$1,246,561,815
Shares issued in reinvestment of distributions	1,991,019	22,788,490	8,156,948	92,480,055
Shares redeemed	(58,605,809)	(666,572,249)	(84,330,503)	(955,633,469)

Net increase (decrease)	(29,899,591)	$(338,749,161)	33,073,196	$383,408,401

Advisor Class Shares:
Shares sold	131,243,960	$1,508,309,710	535,809,896	$6,114,362,830
Shares issued in reinvestment of distributions	12,290,397	140,735,296	60,499,066	687,132,773
Shares redeemed	(366,235,661)	(4,212,459,410)	(1,430,322,563)	(16,291,563,433)

Net increase (decrease)	(222,701,304)	$(2,563,414,404)	(834,013,601)	$(9,490,067,830)

aFor the period September 1, 2016 to December 31, 2016.

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N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton Global Bond Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $1.3 billion
0.475%	Over $1.3 billion, up to and including $35 billion
0.470%	Over $35 billion, up to and including $50 billion
0.465%	Over $50 billion, up to and including $65 billion
0.460%	Over $65 billion, up to and including $80 billion
0.455%	In excess of $80 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.478% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

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Templeton Global Bond Fund (continued)

d.    Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$521,817
CDSC retained	$56,514

e.    Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $31,396,151, of which $10,779,145 was retained by Investor Services.

f.    Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	6,319,831,030	8,738,536,337	(7,816,692,157)	7,241,675,210	$7,241,675,210	$10,970,892	$ —	38.2%

4.    Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.    Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund (continued)

5.  Income Taxes (continued)

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$49,788,704
Long term	102,920,133

Total capital loss carryforwards	$152,708,837

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$36,223,023,280

Unrealized appreciation	$1,563,097,267
Unrealized depreciation	(1,407,869,129)

Net unrealized appreciation (depreciation)	$155,228,138

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $3,108,418,473 and $7,632,061,171, respectively.

7.  Credit Risk

At June 30, 2017, the Fund had 24.1% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund (continued)

9.  Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$46,760,587	[a]	Variation margin	$146,065,365	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	506,150,741		Unrealized depreciation on OTC forward exchange contracts	589,559,678

Value recovery instruments	Investments in securities, at value	254,967,229

Totals		$807,878,557			$735,625,043

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ (14,139,519)		Swap contracts	$(139,460,530)

Foreign exchange contracts	Foreign currency transactions	662,462,477	[a]	Translation of other assets and liabilities denominated in foreign currencies	(2,017,002,727)[a]
Value recovery instruments				Investments	56,425,039

Totals		$648,322,958			$(2,100,038,218)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of swap contracts represented $10,226,295,714. The average month end contract value and fair value of forward exchange contracts and VRI was $41,066,107,439 and $242,364,405, respectively.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$506,150,741	$589,559,678

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund  (continued)

9.  Other Derivative Information  (continued)

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[b,c]	Cash Collateral Received[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 14,668,913	$(14,668,913)	$—	$—	$—
BZWS	27,693,360	(27,693,360)	—	—	—
CITI	159,813,820	(39,284,611)	—	(120,529,209)	—
DBAB	53,530,442	(32,949,952)	(20,580,490)	—	—
GSCO	395,322	(395,322)	—	—	—
HSBK	125,085,588	(26,462,631)	(73,260,226)	—	25,362,731
JPHQ	80,837,378	(80,837,378)	—	—	—
MSCO	40,090,462	(13,466,338)	—	(26,624,124)	—
SCNY	4,035,456	(4,035,456)	—	—	—
UBSW	—	—	—	—	—

Total	$506,150,741	$(239,793,961)	$(93,840,716)	$(147,153,333)	$25,362,731

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 89,454,256	$(14,668,913)	$ —	$(74,785,343)	$—
BZWS	27,870,622	(27,693,360)	—	(177,262)	—
CITI	39,284,611	(39,284,611)	—	—	—
DBAB	32,949,952	(32,949,952)	—	—	—
GSCO	114,073,766	(395,322)	—	(113,678,444)	—
HSBK	26,462,631	(26,462,631)	—	—	—
JPHQ	177,145,991	(80,837,378)	—	(71,705,000)	24,603,613
MSCO	13,466,338	(13,466,338)	—	—	—
SCNY	44,798,666	(4,035,456)	—	(40,763,210)	—
UBSW	24,052,845	—	—	(24,052,845)	—

	$589,559,678	$(239,793,961)	$ —	$(325,162,104)	$24,603,613

bAt June 30, 2017, the Fund received United Kingdom Treasury Bonds and Notes and U.S. Treasury Bonds and Notes as collateral for derivatives.

cIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 41.

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N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund  (continued)

10.  Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$26,719,766,717	$—	$26,719,766,717
Quasi-Sovereign and Corporate Bonds	—	489,497,172	—	489,497,172
Short Term Investments	7,241,675,210	1,927,312,319	—	9,168,987,529

Total Investments in Securities	$7,241,675,210	$29,136,576,208	$—	$36,378,251,418

Other Financial Instruments:
Forward Exchange Contracts	$—	$506,150,741	$—	$506,150,741
Swap Contracts	—	46,760,587	—	46,760,587

Total Other Financial Instruments	$—	$552,911,328	$—	$552,911,328

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Bond Fund  (continued)

11.  Fair Value Measurements  (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$589,559,678	$—	$589,559,678
Swap Contracts	—	146,065,365	—	146,065,365

Total Other Financial Instruments	$—	$735,625,043	$—	$735,625,043

aFor detailed categories, see the accompanying Statement of Investments.

12.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

13.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Templeton Global Bond Fund  (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BBA	British Bankers Association
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FHLB	Federal Home Loan Bank
CITI	Citigroup, Inc.	COP	Colombian Peso	FRN	Floating Rate Note
CME	Chicago Mercantile Exchange	EUR	Euro	GDP	Gross Domestic Product
DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	VRI	Value Recovery Instruments
HSBK	HSBC Bank PLC	INR	Indian Rupee
JPHQ	JP Morgan Chase Bank & Co.	KRW	South Korean Won
LCH	LCH Clearnet LLC	MXN	Mexican Peso
MSCO	Morgan Stanley	PEN	Peruvian Nuevo Sol
SCNY	Standard Chartered Bank	PHP	Philippine Peso
UBSW	UBS AG	USD	United States Dollar
		ZAR	South African Rand

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T E M P L E T O N    I N C O M E    T R  U S T

T E M P L E T O N    G L O B A L    B O  N D    F U N D

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Global Bond Fund

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of Templeton Income Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting the Fund’s strong one-year annualized total return which exceeded 12.9%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and four other international income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

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Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s more recent decline in assets, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Global Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	406 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Templeton Global Total Return Fund A SERIES OF TEMPLETON INCOME TRUST

          Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended June 30, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The U.S. Federal Reserve raised its federal funds target rate twice during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, rose in both U.S. dollar and local currency terms. The U.S. dollar declined against most foreign currencies during the period.

We are committed to our long-term, disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Total Return Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment

Management

Templeton Income Trust

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Total Return Fund

This semiannual report for Templeton Global Total Return Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers worldwide (collectively, “bonds”). Bonds may be denominated and issued in the local currency or in another currency. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +3.34% cumulative total return. In comparison, the global fixed income market, as measured by the Fund’s benchmark, the Bloomberg Barclays Multiverse Index, had a +4.58% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

In the months before the reporting period began, global bond markets shifted significantly, setting new valuation levels that meaningfully impacted markets during the six-month reporting period. In November 2016, a sharp correction to U.S. Treasury valuations manifested quickly after the results of the U.S. election, driving yields higher based on growing investor expectations for a December rate hike and a recognition that

Portfolio Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

***Includes foreign treasury bills, money market funds and net other assets less liabilities.

inflation pressures were rising. A number of emerging markets saw currency depreciations from broad-based strengthening of the U.S. dollar and fears over potential protectionist trade shocks.

However, during the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per dollar.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

In developed markets, U.S. Treasury yields initially rose significantly in the weeks leading up to the U.S. Federal Reserve (Fed’s) March 15 meeting, with the 10-year U.S. Treasury note reaching its highest yield of the reporting period on the day before the meeting, at 2.63%. The Fed hiked the federal funds target rate 25 basis points (bps) to a range of 0.75% to 1.00%, as largely expected by markets. However, yields declined during the second half of the month based on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed’s forward guidance. Consumer Price Index figures also began to moderate from a peak of 2.7% year-over-year in February to 2.4% in March, eventually dropping to 1.9% in May.

On March 29, U.K. Prime Minister Theresa May formally triggered Article 50 to begin the U.K.’s exit from the European Union (also known as “Brexit”) in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British government bonds. In April, the European Central Bank (ECB) reduced its pace of monthly quantitative easing purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in strengthening European market sentiment, appreciation of the euro and a rise in European bond yields. The reporting period ended with Europe in a cyclical upswing and the euro 8.6% stronger against the U.S. dollar than when the period began.

The Fed raised its policy rate 25 basis points (to a range of 1.00% to 1.25%) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later this year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed, only after similar comments on potential policy direction were made by the heads of the ECB, Bank of England and Bank of Canada. U.S. Treasury yields rose sharply during late June, with the yield on the 10-year U.S. Treasury note increasing 17 bps over the final four days of the month. The 10-year U.S. Treasury note finished the reporting period at 2.31%. As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising

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U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by currency positions. Sovereign credit exposures had a largely neutral effect on absolute results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to U.S. Treasuries detracted. Among currencies, positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to absolute results. However, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute performance.

On a relative basis, the Fund’s underperformance was primarily due to currency positions. Interest-rate strategies contributed to relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance. However, underweighted duration exposure in the U.S. detracted from relative results.

Currency Composition*

6/30/17

	% of Total Net Assets
Americas	152.5%
U.S. Dollar	105.8%
Mexican Peso	23.8%
Brazilian Real	14.0%
Argentinian Peso	4.5%
Colombian Peso	4.4%
Chilean Peso	0.0%	**
Middle East & Africa	6.2%
Ghanaian Cedi	4.5%
South African Rand	1.7%
Asia Pacific	-23.0%
Indonesian Rupiah	10.5%
Indian Rupee	12.9%
Philippine Peso	2.6%
South Korean Won	-5.2%
Australian Dollar	-9.1%
Japanese Yen	-34.7%
Europe	-35.7%
British Pound Sterling	0.0%	**
Deutsche Mark	0.0%	**
Serbian Dinar	1.2%
Euro	-36.9%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

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Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+3.34%	-1.08%
1-Year	+11.50%	+6.80%
5-Year	+23.84%	+3.46%
Since Inception (9/30/08)	+96.14%	+7.47%
Advisor
6-Month	+3.55%	+3.55%
1-Year	+11.76%	+11.76%
5-Year	+25.46%	+4.64%
Since Inception (9/30/08)	+100.56%	+8.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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P E R F O R M A N C E    S U M M A R Y

Distributions (1/1/17–6/30/17)

Share Class	Net Investment Income
A	$0.1938
C	$0.1695
R	$0.1785
R6	$0.2166
Advisor	$0.2093

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.08%	1.11%
Advisor	0.83%	0.86%

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,033.40	$5.14	$1,019.74	$5.11	1.02%
C	$1,000	$1,031.40	$7.15	$1,017.75	$7.10	1.42%
R	$1,000	$1,033.00	$6.40	$1,018.50	$6.36	1.27%
R6	$1,000	$1,035.30	$3.23	$1,021.62	$3.21	0.64%
Advisor	$1,000	$1,035.50	$3.89	$1,020.98	$3.86	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	9

T E M P L E T O N   I N C O M E   T R U S T

Financial Highlights

Templeton Global Total Return Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013	2012

Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.09	$11.38	$11.63	$13.59	$12.95	$13.15	$13.47

Income from investment operations[b]:
Net investment income[c]	0.32	0.21	0.58	0.51	0.49	0.52	0.55
Net realized and unrealized gains (losses)	0.08	0.60	(0.47)	(1.48)	0.74	0.17	(0.13)

Total from investment operations	0.40	0.81	0.11	(0.97)	1.23	0.69	0.42

Less distributions from:
Net investment income and net foreign currency gains	(0.19)	—	(0.13)	(0.96)	(0.59)	(0.86)	(0.66)
Net realized gains	—	—	—	(0.03)	—	(0.03)	(0.08)
Tax return of capital	—	(0.10)	(0.23)	—	—	—	—

Total distributions	(0.19)	(0.10)	(0.36)	(0.99)	(0.59)	(0.89)	(0.74)

Net asset value, end of period	$12.30	$12.09	$11.38	$11.63	$13.59	$12.95	$13.15

Total return[d]	3.34%	7.08%	1.08%	(7.40)%	9.56%	5.27%	3.36%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.07%	1.10%	1.07%	1.04%	1.03%	1.01%	1.04%
Expenses net of waiver and payments by affiliates and expense reduction	1.02% [f]	1.07%	1.06% [f]	1.02% [f]	1.01% [f]	1.00% [f]	1.04%
Net investment income	5.24%	5.22%	5.14%	4.05%	3.66%	3.76%	4.33%
Supplemental data
Net assets, end of period (000’s)	$1,088,898	$1,197,319	$1,227,550	$1,632,114	$2,115,198	$1,875,526	$1,138,837
Portfolio turnover rate	22.28%	17.10%	44.16%	32.07%	28.85%	25.45%	23.98%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N   I N C O M E   T R  U S T

F I N A N C I A L   H I G H L I G H T S

Templeton Global Total Return Fund  (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013	2012
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.07	$11.38	$11.61	$13.58	$12.94	$13.13	$13.46

Income from investment operations[b]:
Net investment income[c]	0.30	0.19	0.54	0.46	0.44	0.46	0.50
Net realized and unrealized gains (losses)	0.08	0.59	(0.46)	(1.49)	0.73	0.19	(0.14)

Total from investment operations	0.38	0.78	0.08	(1.03)	1.17	0.65	0.36

Less distributions from:
Net investment income and net foreign currency gains	(0.17)	—	(0.12)	(0.91)	(0.53)	(0.81)	(0.61)
Net realized gains	—	—	—	(0.03)	—	(0.03)	(0.08)
Tax return of capital	—	(0.09)	(0.19)	—	—	—	—

Total distributions	(0.17)	(0.09)	(0.31)	(0.94)	(0.53)	(0.84)	(0.69)

Net asset value, end of period.	$12.28	$12.07	$11.38	$11.61	$13.58	$12.94	$13.13

Total return[d]	3.14%	6.85%	0.76%	(7.85)%	9.22%	4.78%	3.03%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.47%	1.50%	1.47%	1.44%	1.43%	1.41%	1.44%
Expenses net of waiver and payments by affiliates and expense reduction	1.42% [f]	1.47%	1.46% [f]	1.42% [f]	1.41% [f]	1.40% [f]	1.44%
Net investment income	4.84%	4.82%	4.74%	3.65%	3.26%	3.36%	3.93%
Supplemental data
Net assets, end of period (000’s)	$438,042	$481,915	$517,428	$708,010	$904,521	$809,479	$512,461
Portfolio turnover rate	22.28%	17.10%	44.16%	32.07%	28.85%	25.45%	23.98%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. |	Semiannual Report	11

T E M P L E T O N   I N C O M E   T R U S T

F I N A N C I A L   H I G H L I G H T S

Templeton Global Total Return Fund  (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013	2012

Class R
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 12.09	$ 11.40	$ 11.63	$ 13.60	$ 12.96	$ 13.15	$ 13.48

Income from investment operations[b]:
Net investment income[c]	0.31	0.19	0.56	0.48	0.46	0.50	0.52
Net realized and unrealized gains (losses)	0.09	0.59	(0.46)	(1.49)	0.73	0.17	(0.14)

Total from investment operations	0.40	0.78	0.10	(1.01)	1.19	0.67	0.38

Less distributions from:
Net investment income and net foreign currency gains	(0.18)	—	(0.12)	(0.93)	(0.55)	(0.83)	(0.63)
Net realized gains	—	—	—	(0.03)	—	(0.03)	(0.08)
Tax return of capital	—	(0.09)	(0.21)	—	—	—	—

Total distributions	(0.18)	(0.09)	(0.33)	(0.96)	(0.55)	(0.86)	(0.71)

Net asset value, end of period	$ 12.31	$ 12.09	$ 11.40	$ 11.63	$ 13.60	$ 12.96	$ 13.15

Total return[d]	3.30%	6.89%	0.91%	(7.70)%	9.36%	4.93%	3.18%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.32%	1.35%	1.32%	1.29%	1.28%	1.26%	1.29%
Expenses net of waiver and payments by affiliates and expense reduction	1.27% [f]	1.32%	1.31%[f]	1.27%[f]	1.26%[f]	1.25%[f]	1.29%
Net investment income	4.99%	4.97%	4.89%	3.80%	3.41%	3.51%	4.08%

Supplemental data
Net assets, end of period (000’s)	$10,338	$9,782	$9,692	$9,809	$8,090	$7,450	$6,508
Portfolio turnover rate	22.28%	17.10%	44.16%	32.07%	28.85%	25.45%	23.98%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N   I N C O M E   T R  U S T

F I N A N C I A L   H I G H L I G H T S

Templeton Global Total Return Fund  (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013[b]

Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.10	$11.41	$11.64	$13.61	$12.97	$14.03

Income from investment operations[c]:
Net investment income[d]	0.34	0.22	0.64	0.56	0.54	0.15
Net realized and unrealized gains (losses)	0.09	0.59	(0.47)	(1.49)	0.74	(1.03)

Total from investment operations	0.43	0.81	0.17	(0.93)	1.28	(0.88)

Less distributions from:
Net investment income and net foreign currency gains	(0.22)	—	(0.15)	(1.01)	(0.64)	(0.18)
Net realized gains	—	—	—	(0.03)	—	—
Tax return of capital	—	(0.12)	(0.25)	—	—	—

Total distributions	(0.22)	(0.12)	(0.40)	(1.04)	(0.64)	(0.18)

Net asset value, end of period	$12.31	$12.10	$11.41	$11.64	$13.61	$12.97

Total return[e]	3.53%	7.21%	1.47%	(7.12)%	10.02%	(6.31)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.69%	0.72%	0.69%	0.68%	0.68%	0.68%
Expenses net of waiver and payments by affiliates and expense reduction	0.64% [g]	0.69%	0.68% [g]	0.66% [g]	0.66% [g]	0.67%[g]
Net investment income	5.62%	5.60%	5.52%	4.41%	4.01%	4.09%

Supplemental data
Net assets, end of period (000’s)	$979,524	$904,147	$882,402	$1,220,888	$1,038,236	$691,716
Portfolio turnover rate	22.28%	17.10%	44.16%	32.07%	28.85%	25.45%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

T E M P L E T O N   I N C O M E   T R U S T

F I N A N C I A L   H I G H L I G H T S

Templeton Global Total Return Fund  (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013	2012

Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.10	$11.41	$11.64	$13.61	$12.97	$13.16	$13.49

Income from investment operations[b]:
Net investment income[c]	0.34	0.21	0.61	0.55	0.53	0.55	0.59
Net realized and unrealized gains (losses)	0.09	0.59	(0.45)	(1.49)	0.73	0.19	(0.14)

Total from investment operations	0.43	0.80	0.16	(0.94)	1.26	0.74	0.45

Less distributions from:
Net investment income and net foreign currency gains	(0.21)	—	(0.14)	(1.00)	(0.62)	(0.90)	(0.70)
Net realized gains	—	—	—	(0.03)	—	(0.03)	(0.08)
Tax return of capital	—	(0.11)	(0.25)	—	—	—	—

Total distributions	(0.21)	(0.11)	(0.39)	(1.03)	(0.62)	(0.93)	(0.78)

Net asset value, end of period	$12.32	$12.10	$11.41	$11.64	$13.61	$12.97	$13.16

Total return[d]	3.55%	7.06%	1.42%	(7.23)%	9.91%	5.45%	3.70%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.82%	0.85%	0.82%	0.79%	0.78%	0.76%	0.79%
Expenses net of waiver and payments by affiliates and expense reduction	0.77%f	0.82%	0.81%[f]	0.77%[f]	0.76%[f]	0.75%[f]	0.79%
Net investment income	5.49%	5.47%	5.39%	4.30%	3.91%	4.01%	4.58%

Supplemental data
Net assets, end of period (000’s)	$3,125,415	$2,729,232	$2,497,162	$3,857,408	$5,017,585	$3,602,558	$2,313,376
Portfolio turnover rate	22.28%	17.10%	44.16%	32.07%	28.85%	25.45%	23.98%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

Statement of Investments, June 30, 2017 (unaudited)

Templeton Global Total Return Fund

	Shares/ Warrants			Value
Common Stocks and Other Equity Interests 0.0%†
South Africa 0.0%†
[a,b] Edcon Holdings Ltd., F wts., 2/20/49	22,026			$—
[a,b] Edcon Holdings Ltd., F1 wts., 2/20/49	394,125,656			—
[a,b] Edcon Holdings Ltd., F2 wts., 2/20/49	31,916,299			—
[a,b] Holdco 2, A	434,200,485			331,564
[a,b] Holdco 2, B	50,014,925			38,193

				369,757

United States 0.0%†
[a,c] CEVA Holdings LLC	920			229,887

Total Common Stocks and Other Equity Interests (Cost $7,474,341)				599,644

Convertible Preferred Stocks 0.0%†
United States 0.0%†
[a,c] CEVA Holdings LLC, cvt. pfd., A-1	37			13,875
[a,c] CEVA Holdings LLC, cvt. pfd., A-2	1,990			557,362

Total Convertible Preferred Stocks (Cost $2,895,379)				571,237

	Principal Amount*
Convertible Bonds (Cost $53,860,000) 1.0%
Canada 1.0%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	53,860,000			56,653,988

[d,e] Senior Floating Rate Interests (Cost $132,233) 0.0%†
United States 0.0%†
Navistar Inc., Tranche B Term Loans, 5.09%, 8/07/20	133,860			135,450

Foreign Government and Agency Securities 69.7%
Argentina 4.5%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	81,164,000		ARS	4,926,569
18.20%, 10/03/21	1,481,381,000		ARS	94,843,221
16.00%, 10/17/23	621,142,400		ARS	40,138,958
senior note, 15.50%, 10/17/26	1,691,237,600		ARS	113,591,977
[d] Government of Argentina, FRN, 21.472%, 4/03/22	9,178,000		ARS	535,761

				254,036,486

Bosnia and Herzegovina 0.0%†
[d,f] Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.50%, 12/11/21	131,250		DEM	64,964

Brazil 13.5%
Letra Tesouro Nacional,
Strip, 1/01/19	35,100	[g]	BRL	9,324,234
Strip, 7/01/19	471,390	[g]	BRL	119,395,638
Strip, 7/01/20	128,850	[g]	BRL	29,367,901
Nota Do Tesouro Nacional,
10.00%, 1/01/21	207,870	[g]	BRL	62,844,817
10.00%, 1/01/23	373,872	[g]	BRL	111,457,632
10.00%, 1/01/25	776,714	[g]	BRL	229,146,536
10.00%, 1/01/27	206,335	[g]	BRL	60,501,455
[h] Index Linked, 6.00%, 5/15/19	17,935	[g]	BRL	16,569,592
[h] Index Linked, 6.00%, 8/15/22	19,212	[g]	BRL	17,681,808

franklintempleton.com	Semiannual Report	15

T E M P L E T O N    I N C O M E    T R  U S T

S T A T E M E N T    O F    I N V E S T  M E N T S    (U N A U D IT E D)

Templeton Global Total Return Fund  (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Brazil (continued)
Nota Do Tesouro Nacional, (continued)
[h] Index Linked, 6.00%, 5/15/23	113,138	[g]	BRL	$104,140,783
[h] Index Linked, 6.00%, 8/15/24	4,390	[g]	BRL	4,069,426
[h] Index Linked, 6.00%, 8/15/50	110	[g]	BRL	104,956

				764,604,778

Colombia 4.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21	12,635,000,000		COP	4,422,349
senior bond, 4.375%, 3/21/23	1,916,000,000		COP	582,536
senior bond, 9.85%, 6/28/27	3,053,000,000		COP	1,290,785
Titulos de Tesoreria,
B, 5.00%, 11/21/18	6,334,000,000		COP	2,084,650
B, 7.75%, 9/18/30	235,185,000,000		COP	84,126,309
B, 7.00%, 6/30/32	11,774,000,000		COP	3,896,967
senior bond, B, 11.25%, 10/24/18	27,187,000,000		COP	9,649,096
senior bond, B, 11.00%, 7/24/20	19,102,000,000		COP	7,212,535
senior bond, B, 7.00%, 5/04/22	30,519,000,000		COP	10,520,943
senior bond, B, 10.00%, 7/24/24	59,139,000,000		COP	23,634,641
senior bond, B, 7.50%, 8/26/26	176,576,000,000		COP	61,844,702
senior bond, B, 6.00%, 4/28/28	75,595,000,000		COP	23,672,166
senior note, B, 7.00%, 9/11/19	18,368,000,000		COP	6,237,854

				239,175,533

Ghana 4.5%
Ghana Treasury Note,
24.25%, 10/09/17	4,890,000		GHS	1,128,969
23.95%, 11/06/17	7,490,000		GHS	1,735,666
23.30%, 12/11/17	13,470,000		GHS	3,131,354
24.25%, 6/11/18	28,190,000		GHS	6,755,667
22.50%, 12/10/18	27,720,000		GHS	6,631,999
21.00%, 1/07/19	75,430,000		GHS	17,576,339
19.95%, 5/06/19	8,280,000		GHS	1,929,095
Government of Ghana,
25.40%, 7/31/17	11,600,000		GHS	2,650,464
23.00%, 8/21/17	85,849,000		GHS	19,634,519
23.23%, 2/19/18	19,460,000		GHS	4,560,691
22.49%, 4/23/18	5,950,000		GHS	1,397,878
23.47%, 5/21/18	47,670,000		GHS	11,319,485
19.04%, 9/24/18	43,190,000		GHS	9,942,634
24.50%, 10/22/18	71,467,000		GHS	17,472,682
24.50%, 4/22/19	23,280,000		GHS	5,757,183
24.50%, 5/27/19	13,490,000		GHS	3,362,442
21.00%, 3/23/20	2,000,000		GHS	481,171
24.50%, 6/21/21	50,010,000		GHS	13,280,179
24.75%, 7/19/21	17,260,000		GHS	4,618,359
18.75%, 1/24/22	49,750,000		GHS	11,595,335
19.75%, 3/25/24	48,980,000		GHS	11,916,247
19.00%, 11/02/26	146,950,000		GHS	34,792,976
senior bond, 19.75%, 3/15/32	146,950,000		GHS	35,596,241
senior note, 24.00%, 11/23/20	94,380,000		GHS	24,474,006

				251,741,581

16	Semiannual Report	franklintempleton.com

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S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 9.5%
Government of India,
senior bond, 7.80%, 5/03/20	1,786,600,000		INR	$28,546,893
senior bond, 8.20%, 2/15/22	636,000,000		INR	10,416,345
senior bond, 8.35%, 5/14/22	527,100,000		INR	8,715,585
senior bond, 8.08%, 8/02/22	1,923,000,000		INR	31,480,063
senior bond, 8.13%, 9/21/22	805,000,000		INR	13,208,042
senior bond, 9.15%, 11/14/24	2,349,000,000		INR	40,974,455
senior note, 7.28%, 6/03/19	69,400,000		INR	1,090,886
senior note, 8.27%, 6/09/20	878,000,000		INR	14,218,057
senior note, 8.12%, 12/10/20	1,324,500,000		INR	21,481,619
senior note, 7.80%, 4/11/21	4,542,700,000		INR	73,083,903
senior note, 8.79%, 11/08/21	2,781,000,000		INR	46,396,479
senior note, 8.15%, 6/11/22	4,125,000,000		INR	67,653,319
senior note, 7.16%, 5/20/23	2,481,400,000		INR	39,122,370
senior note, 8.83%, 11/25/23	2,786,900,000		INR	47,548,085
senior note, 7.68%, 12/15/23	5,728,000,000		INR	92,887,649

				536,823,750

Indonesia 7.9%
Government of Indonesia,
6.125%, 5/15/28	18,838,000,000		IDR	1,305,692
FR34, 12.80%, 6/15/21	34,970,000,000		IDR	3,179,046
FR35, 12.90%, 6/15/22	95,624,000,000		IDR	9,039,977
FR36, 11.50%, 9/15/19	33,165,000,000		IDR	2,739,492
FR43, 10.25%, 7/15/22	3,593,000,000		IDR	309,518
FR48, 9.00%, 9/15/18	23,719,000,000		IDR	1,843,773
FR52, 10.50%, 8/15/30	27,140,000,000		IDR	2,566,668
senior bond, 9.00%, 3/15/29	624,606,000,000		IDR	53,602,937
senior bond, 8.75%, 5/15/31	122,117,000,000		IDR	10,353,946
senior bond, FR39, 11.75%, 8/15/23	20,613,000,000		IDR	1,903,405
senior bond, FR40, 11.00%, 9/15/25	110,250,000,000		IDR	10,231,928
senior bond, FR42, 10.25%, 7/15/27	21,121,000,000		IDR	1,950,691
senior bond, FR44, 10.00%, 9/15/24	15,790,000,000		IDR	1,376,594
senior bond, FR46, 9.50%, 7/15/23	651,100,000,000		IDR	55,204,165
senior bond, FR47, 10.00%, 2/15/28	33,169,000,000		IDR	3,023,338
senior bond, FR53, 8.25%, 7/15/21	1,014,313,000,000		IDR	80,445,468
senior bond, FR56, 8.375%, 9/15/26	624,244,000,000		IDR	51,815,436
senior bond, FR59, 7.00%, 5/15/27	752,887,000,000		IDR	57,338,594
senior bond, FR61, 7.00%, 5/15/22	79,931,000,000		IDR	6,085,914
senior bond, FR63, 5.625%, 5/15/23	86,004,000,000		IDR	6,037,567
senior bond, FR70, 8.375%, 3/15/24	1,022,875,000,000		IDR	83,184,288
senior note, FR66, 5.25%, 5/15/18	28,467,000,000		IDR	2,124,210

				445,662,647

Kenya 0.4%
[i]Government of Kenya, senior note, 144A, 6.875%, 6/24/24	19,534,000			20,010,141

Mexico 13.3%
Government of Mexico,
7.75%, 12/14/17	54,543,360	[j]	MXN	301,820,317
M, 4.75%, 6/14/18	8,078,800	[j]	MXN	43,650,805
senior note, 8.50%, 12/13/18	37,301,100	[j]	MXN	210,283,775
senior note, M, 5.00%, 12/11/19	34,266,500	[j]	MXN	182,098,843

franklintempleton.com	Semiannual Report	17

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D IT E D )

Templeton Global Total Return Fund  (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
[k]Mexican Udibonos,
Index Linked, 3.50%, 12/14/17	906,193	[l]	MXN	$5,022,359
Index Linked, 4.00%, 6/13/19	623,568	[l]	MXN	3,494,566
Index Linked, 2.50%, 12/10/20	491,631	[l]	MXN	2,659,461

				749,030,126

Philippines 2.4%
Government of the Philippines,
senior note, 5.875%, 1/31/18	39,990,000		PHP	805,078
senior note, 3.375%, 8/20/20	215,350,000		PHP	4,212,135
senior note, 5-72, 2.125%, 5/23/18	1,118,640,000		PHP	22,056,600
senior note, 7-51, 5.00%, 8/18/18	441,600,000		PHP	8,888,067
senior note, 7-56, 3.875%, 11/22/19	4,951,340,000		PHP	98,389,790

				134,351,670

Serbia 1.2%
Serbia Treasury Bond, 8.00%, 10/22/20	1,033,750,000		RSD	10,714,237
Serbia Treasury Note,
10.00%, 3/02/18	1,216,280,000		RSD	11,988,033
10.00%, 4/27/18	2,304,470,000		RSD	22,900,869
10.00%, 3/20/21	470,580,000		RSD	5,198,949
10.00%, 9/11/21	1,505,120,000		RSD	16,859,969

				67,662,057

South Africa 2.0%
Government of South Africa,
8.00%, 1/31/30	274,331,000		ZAR	18,954,074
7.00%, 2/28/31	151,720,000		ZAR	9,481,356
8.25%, 3/31/32	302,476,000		ZAR	20,839,915
8.875%, 2/28/35.	439,244,000		ZAR	31,182,059
8.50%, 1/31/37	58,340,000		ZAR	3,957,382
R186, 10.50%, 12/21/26	267,480,000		ZAR	22,662,013
senior bond, 6.25%, 3/31/36	119,718,000		ZAR	6,450,345

				113,527,144

South Korea 4.7%
Korea Treasury Bond,
senior note, 1.375%, 9/10/21	72,319,200,000		KRW	61,937,887
senior note, 1.875%, 3/10/22	230,729,000,000		KRW	201,428,655

				263,366,542

Ukraine 1.6%
[i]Government of Ukraine,
144A, 7.75%, 9/01/24	5,519,000			5,424,708
144A, 7.75%, 9/01/25	17,916,000			17,535,554
144A, 7.75%, 9/01/26	20,863,000			20,341,946
144A, 7.75%, 9/01/27	25,257,000			24,534,650
[a,m]144A, VRI, GDP Linked Security, 5/31/40	60,577,000			23,726,799

				91,563,657

Total Foreign Government and Agency Securities (Cost $3,870,630,492)				3,931,621,076

18	Semiannual Report	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

	Principal Amount*			Value
Quasi-Sovereign and Corporate Bonds 0.2%
South Africa 0.2%
[i,n] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22	32,422,557			$1,459,015
senior secured note, 144A, PIK, 8.00%, 12/31/22	9,815,192		EUR	1,681,711
[i,n] K2016740260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	5,908,400			5,494,812

Total Quasi-Sovereign and Corporate Bonds (Cost $42,576,744)				8,635,538

	Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
United States 0.0%
[a,c] NewPage Corp., Litigation Trust	2,500,000			—

Total Investments before Short Term Investments (Cost $3,977,569,189)				3,998,216,933

	Principal Amount*
Short Term Investments 20.0%
Foreign Government and Agency Securities 2.5%
Argentina 0.0%†
Argentine Bonos del Tesoro, 22.75%, 3/05/18	4,814,000		ARS	291,328

Colombia 0.1%
Colombian Tes Corto Plazo, Strip, 9/12/17 - 3/13/18	20,254,000,000		COP	6,522,332

Mexico 2.2%
[o] Mexico Treasury Bill, 7/06/17 - 4/26/18	223,501,650	[p]	MXN	120,189,146

Philippines 0.2%
[o] Philippine Treasury Bill, 9/27/17	611,100,000		PHP	12,055,327

Total Foreign Government and Agency Securities (Cost $136,354,389)				139,058,133

Total Investments before Money Market Funds (Cost $4,113,923,578)				4,137,275,066

	Shares
Money Market Funds (Cost $988,901,455) 17.5%
United States 17.5%
[q,r] Institutional Fiduciary Trust Money Market Portfolio, 0.58%	988,901,455			988,901,455

Total Investments (Cost $5,102,825,033) 90.9%				5,126,176,521
Other Assets, less Liabilities 9.1%				516,040,898

Net Assets 100.0%				$5,642,217,419

franklintempleton.com	Semiannual Report	19

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding restricted securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2017, the aggregate value of these securities was $801,124, representing less than 0.1% of net assets.

dThe coupon rate shown represents the rate at period end.

eSee Note 1(e) regarding senior floating rate interests.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

gPrincipal amount is stated in 1,000 Brazilian Real Units.

hRedemption price at maturity is adjusted for inflation. See Note 1(g).

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $120,209,336, representing 2.1% of net assets.

jPrincipal amount is stated in 100 Mexican Peso Units.

kPrincipal amount of security is adjusted for inflation. See Note 1(g).

lPrincipal amount is stated in 100 Unidad de Inversion Units.

mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

nIncome may be received in additional securities and/or cash.

oThe security was issued on a discount basis with no stated coupon rate.

pPrincipal amount is stated in 10 Mexican Peso Units.

qSee Note 3(f) regarding investments in affiliated management investment companies.

rThe rate shown is the annualized seven-day yield at period end.

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	963,727,000	1,444,024	7/03/17	$5,292	$—
Chilean Peso	DBAB	Sell	963,727,000	1,453,125	7/03/17	3,809	—
Euro	CITI	Buy	30,200,000	34,412,900	7/03/17	88,854	—
Euro	CITI	Sell	30,200,000	32,556,808	7/03/17	—	(1,944,945)
Euro	JPHQ	Buy	20,456,395	23,177,095	7/03/17	193,153	—
Euro	JPHQ	Sell	20,456,395	22,050,050	7/03/17	—	(1,320,198)
Japanese Yen	MSCO	Buy	1,074,900,000	9,531,790	7/03/17	25,469	—
Japanese Yen	MSCO	Sell	1,074,900,000	10,617,607	7/03/17	1,060,348	—
Philippine Peso	JPHQ	Buy	17,244,000	362,886	7/03/17	—	(21,018)
Philippine Peso	JPHQ	Sell	17,244,000	341,634	7/03/17	—	(234)
Euro	DBAB	Buy	4,886,000	5,579,323	7/05/17	3,275	—
Euro	DBAB	Sell	4,886,000	5,239,502	7/05/17	—	(343,097)
Chilean Peso	JPHQ	Buy	206,400,000	312,775	7/07/17	—	(2,413)
Chilean Peso	JPHQ	Sell	206,400,000	317,202	7/07/17	6,840	—
Euro	BOFA	Sell	12,844,266	13,746,961	7/10/17	—	(932,634)
Euro	SCNY	Sell	3,227,500	3,455,700	7/10/17	—	(232,980)
Philippine Peso	DBAB	Buy	48,983,060	1,026,834	7/10/17	—	(56,623)
Chilean Peso	GSCO	Buy	528,746,000	800,524	7/11/17	—	(5,546)
Euro	BOFA	Sell	10,558,000	11,300,016	7/11/17	—	(767,303)
Euro	UBSW	Sell	1,080,000	1,153,030	7/11/17	—	(81,362)
Japanese Yen	BZWS	Sell	3,257,620,000	28,249,383	7/11/17	—	(725,760)

20	Semiannual Report	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	95,091,000	822,586		7/11/17	$—	$(23,207)
Japanese Yen	GSCO	Sell	1,641,201,000	14,214,825		7/11/17	—	(382,959)
Japanese Yen	JPHQ	Sell	6,037,750,000	52,189,040		7/11/17	—	(1,514,175)
Euro	DBAB	Sell	602,875	677,439		7/12/17	—	(11,659)
Euro	GSCO	Sell	8,776,716	9,341,586		7/12/17	—	(690,369)
Euro	JPHQ	Sell	29,857,000	31,790,689		7/12/17	—	(2,336,436)
Euro	SCNY	Sell	1,738,694	1,850,840		7/12/17	—	(136,521)
Euro	CITI	Sell	1,043,697	1,112,675		7/13/17	—	(80,358)
Euro	JPHQ	Sell	44,809,000	47,778,940		7/13/17	—	(3,441,481)
Japanese Yen	BZWS	Sell	3,040,800,000	27,715,192		7/13/17	666,082	—
Japanese Yen	BZWS	Sell	5,795,250,000	50,487,209		7/13/17	—	(1,063,816)
Japanese Yen	CITI	Sell	83,690,000	726,495		7/13/17	—	(17,961)
Japanese Yen	HSBK	Sell	495,720,000	4,305,217		7/13/17	—	(104,407)
Mexican Peso	CITI	Buy	308,918,600	12,826,204	EUR	7/13/17	2,321,875	—
Japanese Yen	JPHQ	Sell	3,767,300,000	36,818,804		7/14/17	3,305,649	—
Mexican Peso	CITI	Buy	369,707,300	17,256,556	EUR	7/14/17	594,890	—
Euro	JPHQ	Sell	8,837,922	9,615,314		7/17/17	—	(489,435)
Euro	SCNY	Sell	4,214,000	4,588,751		7/17/17	—	(229,283)
Indian Rupee	JPHQ	Buy	544,937,700	7,825,584	EUR	7/17/17	—	(531,689)
Mexican Peso	DBAB	Buy	407,399,000	19,041,785	EUR	7/17/17	610,443	—
Mexican Peso	MSCO	Buy	378,040,000	15,747,074	EUR	7/17/17	2,764,495	—
Chilean Peso	DBAB	Buy	483,609,000	731,444		7/18/17	—	(4,478)
Chilean Peso	DBAB	Sell	124,292,000	187,781		7/18/17	944	—
Euro	GSCO	Sell	11,495,000	12,241,830		7/18/17	—	(901,601)
Euro	JPHQ	Sell	143,375,139	152,680,185		7/18/17	—	(11,255,552)
Euro	UBSW	Sell	52,810,530	56,271,204		7/18/17	—	(4,112,578)
Mexican Peso	CITI	Buy	712,951,000	33,163,603	EUR	7/18/17	1,241,809	—
Mexican Peso	JPHQ	Buy	138,330,710	6,447,782	EUR	7/18/17	225,855	—
Euro	GSCO	Sell	143,320,000	153,187,582		7/19/17	—	(10,694,309)
Mexican Peso	CITI	Buy	387,026,670	17,915,540	EUR	7/19/17	769,145	—
Chilean Peso	DBAB	Buy	787,494,000	1,193,806		7/20/17	—	(10,106)
Chilean Peso	DBAB	Sell	683,503,000	1,035,062		7/20/17	7,673	—
Japanese Yen	SCNY	Sell	240,140,000	2,134,388		7/20/17	—	(2,440)
Euro	DBAB	Sell	15,547,058	16,779,474		7/24/17	—	(1,003,088)
Japanese Yen	DBAB	Sell	2,079,900,000	18,204,655		7/24/17	—	(306,243)
South Korean Won	HSBK	Sell	113,532,000,000	99,537,085		7/24/17	381,288	—
Japanese Yen	CITI	Sell	2,765,977,000	26,491,495		7/25/17	1,873,449	—
Japanese Yen	MSCO	Sell	5,282,022,900	46,773,368		7/25/17	—	(238,261)
Euro	GSCO	Sell	11,883,000	13,005,230		7/27/17	—	(588,710)
Indian Rupee	DBAB	Buy	871,067,000	13,428,383		7/27/17	7,477	—
Japanese Yen	GSCO	Sell	183,530,000	1,632,764		7/27/17	—	(860)
Japanese Yen	JPHQ	Sell	1,484,000,000	13,211,663		7/27/17	2,390	—
Indian Rupee	HSBK	Buy	854,165,525	12,134,757	EUR	7/28/17	—	(709,154)
Euro	BOFA	Sell	44,115,000	48,228,283		7/31/17	—	(2,249,512)
Euro	DBAB	Sell	5,908,531	6,463,401		7/31/17	—	(297,329)
Euro	GSCO	Sell	8,745,205	9,567,429		7/31/17	—	(439,114)
Japanese Yen	BZWS	Sell	209,770,000	2,019,651		7/31/17	152,129	—
Japanese Yen	DBAB	Sell	174,474,569	1,680,646		7/31/17	127,348	—
Japanese Yen	HSBK	Sell	225,900,265	1,980,713		7/31/17	—	(30,414)

franklintempleton.com	Semiannual Report	21

T E M P L E T O N    I N C O M E    T R  U S T

S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	6,565,000	7,175,545		8/02/17	$—	$(337,087)
Euro	JPHQ	Sell	2,285,000	2,494,109		8/02/17	—	(120,721)
South Korean Won	HSBK	Sell	11,136,000,000	9,887,241		8/02/17	160,798	—
Euro	BOFA	Sell	234,000	256,527		8/03/17	—	(11,263)
Euro	CITI	Sell	303,457	333,575		8/08/17	—	(13,789)
Euro	DBAB	Sell	58,821,556	64,650,772		8/08/17	—	(2,681,584)
Euro	GSCO	Sell	24,160,708	26,564,976		8/08/17	—	(1,091,507)
Euro	JPHQ	Sell	11,697,590	12,863,431		8/08/17	—	(526,666)
Japanese Yen	SCNY	Sell	4,454,700,000	39,923,285		8/08/17	251,503	—
Euro	DBAB	Sell	677,000	745,255		8/09/17	—	(29,738)
Japanese Yen	JPHQ	Sell	4,464,960,000	40,020,615		8/09/17	255,852	—
Euro	GSCO	Sell	8,151,700	8,970,946		8/10/17	—	(361,142)
Japanese Yen	CITI	Sell	1,878,130,000	16,689,297		8/14/17	—	(40,645)
Euro	BOFA	Sell	27,904,560	30,439,968		8/15/17	—	(1,513,214)
Euro	DBAB	Sell	28,420,540	31,013,516		8/15/17	—	(1,530,508)
Euro	DBAB	Sell	13,698,285	15,031,840		8/16/17	—	(654,686)
Euro	GSCO	Sell	16,129,471	17,688,545		8/16/17	—	(782,042)
Euro	JPHQ	Sell	50,980,000	55,899,213		8/16/17	—	(2,480,295)
Euro	SCNY	Sell	1,757,000	1,927,482		8/16/17	—	(84,539)
Japanese Yen	GSCO	Sell	2,149,089,570	19,113,382		8/16/17	—	(31,754)
Japanese Yen	JPHQ	Sell	2,843,509,000	25,282,040		8/16/17	—	(49,323)
Euro	BOFA	Sell	49,482,413	54,523,186		8/17/17	—	(2,144,194)
Euro	GSCO	Sell	21,824,000	24,044,592		8/17/17	—	(948,306)
South Korean Won	HSBK	Sell	60,173,000,000	53,394,330		8/17/17	819,451	—
Japanese Yen	DBAB	Sell	36,644,000	371,041		8/18/17	44,572	—
Euro	JPHQ	Sell	23,591,797	26,338,000		8/21/17	—	(684,776)
South Korean Won	CITI	Sell	102,839,000,000	90,122,689		8/21/17	260,925	—
Euro	DBAB	Sell	18,605,963	20,785,782		8/22/17	—	(527,129)
Japanese Yen	HSBK	Sell	97,747,000	991,349		8/22/17	120,359	—
Japanese Yen	JPHQ	Sell	49,654,000	503,623		8/22/17	61,174	—
Euro	BOFA	Sell	1,737,194	1,952,606		8/23/17	—	(37,428)
Euro	DBAB	Sell	7,368,000	8,287,379		8/23/17	—	(152,999)
Euro	UBSW	Sell	341,006	383,072		8/23/17	—	(7,565)
Euro	BZWS	Sell	9,579,000	10,821,827		8/24/17	—	(151,898)
Japanese Yen	BZWS	Sell	16,448,000	166,526		8/24/17	19,951	—
Japanese Yen	DBAB	Sell	16,255,000	164,811		8/24/17	19,957	—
Euro	GSCO	Sell	15,810,277	17,773,123		8/28/17	—	(342,786)
Euro	JPHQ	Sell	3,472,968	3,905,092		8/28/17	—	(74,343)
Indian Rupee	JPHQ	Buy	6,180,000,000	94,408,799		8/28/17	569,249	—
Japanese Yen	BZWS	Sell	943,870,000	8,440,614		8/28/17	28,072	—
Japanese Yen	JPHQ	Sell	231,993,000	2,348,286		8/28/17	280,574	—
Euro	BOFA	Sell	3,101,513	3,487,031		8/30/17	—	(67,155)
Euro	BZWS	Sell	20,477,914	23,031,510		8/30/17	—	(435,202)
Euro	DBAB	Sell	7,361,600	8,280,622		8/30/17	—	(155,420)
Japanese Yen	DBAB	Sell	66,294,000	672,752		8/30/17	81,833	—
Japanese Yen	JPHQ	Sell	158,882,000	1,609,095		8/30/17	192,882	—
Euro	BOFA	Sell	1,034,213	1,162,766		8/31/17	—	(22,459)
Euro	SCNY	Sell	2,285,000	2,567,277		8/31/17	—	(51,369)
Indian Rupee	DBAB	Buy	4,025,105,574	54,653,736	EUR	8/31/17	—	(794,031)

22	Semiannual Report	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    (U N A U D I T E D)

Templeton Global Total Return Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	BZWS	Sell	1,924,820,000	17,286,525		8/31/17	$128,590	$—
Japanese Yen	DBAB	Sell	2,461,820,000	22,140,660		9/01/17	194,816	—
Japanese Yen	HSBK	Sell	81,408,000	808,421		9/01/17	82,711	—
South Korean Won	HSBK	Sell	30,082,000,000	26,899,759		9/05/17	606,219	—
Euro	UBSW	Sell	28,979,798	32,640,671		9/06/17	—	(581,742)
Euro	UBSW	Sell	28,019,798	31,654,806		9/07/17	—	(468,853)
Euro	BOFA	Sell	12,844,266	14,531,360		9/08/17	—	(194,934)
Euro	BZWS	Sell	1,141,000	1,285,779		9/08/17	—	(22,408)
South African Rand	HSBK	Sell	263,105,397	19,438,892		9/08/17	—	(411,277)
Japanese Yen	BZWS	Sell	2,532,491,700	22,397,259		9/11/17	—	(189,564)
Japanese Yen	DBAB	Sell	1,148,800,000	10,102,520		9/13/17	—	(144,410)
Mexican Peso	CITI	Buy	820,626,370	35,949,682	EUR	9/13/17	3,451,060	—
Euro	MSCO	Sell	3,392,000	3,823,971		9/14/17	—	(66,348)
Euro	JPHQ	Sell	455,000	512,885		9/15/17	—	(8,988)
Euro	UBSW	Sell	7,424,000	8,366,848		9/15/17	—	(148,287)
Euro	MSCO	Sell	7,066,000	7,999,419		9/18/17	—	(106,455)
Euro	JPHQ	Sell	23,591,800	26,443,105		9/19/17	—	(622,110)
Euro	UBSW	Sell	13,130,823	14,729,107		9/19/17	—	(334,964)
Japanese Yen	BZWS	Sell	8,582,643,860	84,901,857		9/19/17	8,325,064	—
Japanese Yen	CITI	Sell	9,788,671,513	96,828,860		9/19/17	9,491,545	—
Euro	UBSW	Sell	111,845,000	125,596,343		9/20/17	—	(2,722,722)
South Korean Won	CITI	Sell	45,569,000,000	39,790,501		9/20/17	—	(48,345)
Japanese Yen	BZWS	Sell	3,449,853,916	30,834,340		9/21/17	50,766	—
Euro	MSCO	Sell	4,802,000	5,377,928		9/22/17	—	(131,991)
Euro	MSCO	Sell	19,042,000	21,338,465		9/25/17	—	(514,392)
Japanese Yen	BZWS	Sell	735,719,080	6,675,520		9/25/17	109,309	—
South Korean Won	HSBK	Sell	78,322,000,000	69,980,343		9/27/17	1,500,096	—
Euro	BZWS	Sell	23,648,188	27,017,701		9/29/17	—	(127,376)
Euro	JPHQ	Sell	20,456,395	23,279,725		9/29/17	—	(201,583)
Japanese Yen	JPHQ	Sell	14,763,000	133,986		9/29/17	2,202	—
Euro	CITI	Sell	30,200,000	34,581,416		10/03/17	—	(92,240)
Euro	DBAB	Sell	4,886,000	5,605,708		10/05/17	—	(4,719)
Mexican Peso	CITI	Buy	415,200,000	20,046,247	EUR	10/10/17	—	(514,807)
Japanese Yen	HSBK	Sell	6,005,600,000	54,596,364		10/11/17	953,198	—
Mexican Peso	CITI	Buy	493,846,900	23,964,658	EUR	10/11/17	—	(757,332)
Japanese Yen	SCNY	Sell	251,020,000	2,274,618		10/12/17	32,343	—
South Korean Won	CITI	Sell	34,184,000,000	30,562,360		10/16/17	662,946	—
Mexican Peso	DBAB	Buy	407,399,000	19,820,911	EUR	10/18/17	—	(716,721)
South Korean Won	HSBK	Sell	21,782,000,000	19,075,225		10/18/17	22,617	—
Indonesian Rupiah	JPHQ	Buy	1,055,830,000,000	104,589,401	AUD	10/19/17	—	(2,062,526)
Japanese Yen	JPHQ	Sell	5,235,455,000	48,499,338		10/20/17	1,713,488	—
Japanese Yen	BZWS	Sell	1,015,610,000	9,392,577		10/24/17	314,855	—
Japanese Yen	BZWS	Sell	619,000,000	5,563,495		11/08/17	26,454	—
Japanese Yen	CITI	Sell	207,713,767	2,023,988		11/09/17	165,863	—
Japanese Yen	CITI	Sell	1,878,130,000	16,771,264		11/14/17	—	(34,088)
Japanese Yen	CITI	Sell	6,387,542,400	62,270,101		11/14/17	5,114,900	—
Japanese Yen	JPHQ	Sell	2,417,114,000	23,604,283		11/14/17	1,976,147	—
Australian Dollar	JPHQ	Sell	48,982,000	36,106,102		11/15/17	—	(1,485,054)
Japanese Yen	GSCO	Sell	827,501,000	7,313,504		11/15/17	—	(91,290)

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S T A T E M E N T    O F    I N V E S T  M E N T S    (U N A U D I T E D)

Templeton Global Total Return Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	CITI	Sell	45,698,000,000	40,365,692		11/15/17	$372,110	$—
Japanese Yen	CITI	Sell	618,542,000	5,839,654		11/16/17	304,418	—
Japanese Yen	SCNY	Sell	206,868,600	1,839,355		11/16/17	—	(11,880)
South Korean Won	CITI	Sell	32,391,000,000	28,634,194		11/16/17	285,966	—
Japanese Yen	CITI	Sell	845,744,500	7,514,055		11/20/17	—	(55,948)
Brazilian Real	HSBK	Buy	91,050,000	24,215,426		11/21/17	2,535,190	—
Japanese Yen	DBAB	Sell	98,350,000	916,811		11/21/17	36,464	—
Indonesian Rupiah	JPHQ	Buy	926,807,000,000	92,504,941	AUD	11/22/17	—	(2,607,673)
Japanese Yen	HSBK	Sell	25,664,000	232,886		11/27/17	3,092	—
Japanese Yen	SCNY	Sell	90,565,000	831,291		11/27/17	20,376	—
South Korean Won	HSBK	Sell	5,990,000,000	5,357,063		11/27/17	113,563	—
Indian Rupee	CITI	Buy	85,545,000	1,145,948	EUR	11/30/17	—	(18,964)
Japanese Yen	CITI	Sell	8,236,852,000	74,844,411		12/01/17	1,076,802	—
Japanese Yen	JPHQ	Sell	2,962,582,246	26,828,180		12/05/17	290,380	—
Japanese Yen	CITI	Sell	2,026,500,000	18,681,982		12/08/17	526,464	—
Japanese Yen	HSBK	Sell	3,034,900,000	27,971,429		12/11/17	777,373	—
Japanese Yen	CITI	Sell	4,387,300,000	39,179,143		12/12/17	—	(135,058)
Japanese Yen	CITI	Sell	38,352,000	350,079		12/13/17	6,392	—
Japanese Yen	HSBK	Sell	3,469,350,000	31,746,329		12/13/17	656,184	—
Japanese Yen	JPHQ	Sell	1,355,500,000	12,433,898		12/18/17	283,603	—
Japanese Yen	MSCO	Sell	13,000,000	119,794		12/18/17	3,266	—
South Korean Won	DBAB	Sell	28,685,000,000	25,747,240		12/20/17	625,849	—
Mexican Peso	CITI	Buy	387,700,000	15,603,137	EUR	1/16/18	2,686,986	—
Mexican Peso	MSCO	Buy	276,005,210	11,044,450	EUR	1/17/18	1,983,404	—
Japanese Yen	JPHQ	Sell	1,812,355,000	16,293,614		1/22/18	18,654	—
Japanese Yen	HSBK	Sell	126,059,100	1,122,056		1/23/18	—	(10,014)
Japanese Yen	MSCO	Sell	460,900,000	4,181,713		2/06/18	39,598	—
Japanese Yen	SCNY	Sell	1,239,900,000	11,233,878		2/06/18	90,879	—
Japanese Yen	CITI	Sell	2,741,651,200	24,882,254		2/08/18	240,431	—
Japanese Yen	JPHQ	Sell	4,453,400,000	40,448,132		2/08/18	421,196	—
Japanese Yen	BZWS	Sell	4,455,270,000	40,363,019		2/09/18	317,191	—
Japanese Yen	CITI	Sell	618,845,000	5,613,819		2/09/18	51,382	—
Japanese Yen	CITI	Sell	32,863,000	299,374		2/13/18	3,926	—
Japanese Yen	CITI	Sell	1,894,570,000	17,011,875		2/14/18	—	(21,743)
Japanese Yen	HSBK	Sell	2,845,000,000	25,561,545		2/16/18	—	(19,820)
Japanese Yen	HSBK	Sell	231,662,000	2,095,540		2/27/18	11,314	—
Japanese Yen	BOFA	Sell	3,288,665,160	29,905,384		3/02/18	313,153	—
Japanese Yen	JPHQ	Sell	601,100,000	5,388,687		3/05/18	—	(21,006)
Japanese Yen	HSBK	Sell	284,000,000	2,530,518		3/06/18	—	(25,518)
Mexican Peso	JPHQ	Buy	1,531,000,000	67,980,482	EUR	3/06/18	2,478,786	—
Japanese Yen	GSCO	Sell	11,008,384,000	98,131,432		3/07/18	—	(950,565)
Australian Dollar	CITI	Sell	27,824,400	20,893,436		3/09/18	—	(430,824)
Japanese Yen	MSCO	Sell	91,664,560	819,403		3/09/18	—	(5,719)
Australian Dollar	CITI	Sell	133,116,000	98,859,263		3/13/18	—	(3,154,261)
Australian Dollar	JPHQ	Sell	199,600,000	147,704,000		3/13/18	—	(5,259,577)
Australian Dollar	JPHQ	Sell	46,580,000	34,718,403		3/16/18	—	(976,933)
Japanese Yen	JPHQ	Sell	241,286,602	2,212,695		3/26/18	38,820	—
Australian Dollar	CITI	Sell	18,400,000	13,929,168		3/29/18	—	(168,968)
Japanese Yen	SCNY	Sell	125,000,000	1,148,897		4/10/18	21,766	—

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T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    (U N A U D I T E D)

Templeton Global Total Return Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	CITI	Sell	271,000,000	2,495,051		4/13/18	$51,020	$—
Japanese Yen	DBAB	Sell	2,999,000,000	27,622,986		4/13/18	576,305	—
Japanese Yen	BOFA	Sell	813,310,000	7,490,629		4/18/18	153,682	—
Japanese Yen	JPHQ	Sell	1,269,780,000	11,855,746		4/23/18	397,729	—
Mexican Peso	CITI	Buy	884,360,620	39,591,683	EUR	5/02/18	540,429	—
Japanese Yen	BOFA	Sell	619,900,000	5,629,825		5/08/18	31,372	—
Japanese Yen	HSBK	Sell	85,634,000	765,615		5/15/18	—	(8,069)
Japanese Yen	SCNY	Sell	618,542,000	5,523,732		5/15/18	—	(64,652)
Japanese Yen	DBAB	Sell	2,783,555,000	24,999,035		5/16/18	—	(151,153)
Japanese Yen	BOFA	Sell	1,434,111,250	12,872,375		5/18/18	—	(86,671)
Japanese Yen	CITI	Sell	845,744,400	7,586,751		5/18/18	—	(55,642)
South Korean Won	DBAB	Sell	28,680,000,000	25,816,905		5/18/18	628,126	—
Japanese Yen	BOFA	Sell	1,430,815,375	13,032,589		5/21/18	101,147	—
Japanese Yen	HSBK	Sell	1,435,854,500	13,106,842		5/21/18	129,857	—
Japanese Yen	BOFA	Sell	1,434,702,500	13,147,933		5/22/18	180,632	—
Japanese Yen	JPHQ	Sell	88,344,000	809,623		5/22/18	11,141	—
Japanese Yen	BOFA	Sell	65,296,000	597,949		5/25/18	7,683	—
Japanese Yen	HSBK	Sell	7,441,570,000	69,320,633		6/18/18	1,959,190	—
Japanese Yen	DBAB	Sell	7,430,160,000	68,508,520		6/19/18	1,246,577	—
Japanese Yen	CITI	Sell	5,005,980,000	45,829,717		6/20/18	510,251	—
Japanese Yen	DBAB	Sell	7,443,020,000	67,873,609		6/22/18	483,878	—
Mexican Peso	CITI	Buy	863,629,300	40,053,841	EUR	6/28/18	—	(1,590,516)
Japanese Yen	BZWS	Sell	260,566,000	2,365,373		6/29/18	5,258	—
Japanese Yen	MSCO	Sell	1,074,900,000	9,706,739		7/03/18	—	(31,523)
Total Forward Exchange Contracts							$78,181,577	$(97,937,404)
Net unrealized appreciation (depreciation)								$(19,755,827)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Counterparty/ Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.391%	LCH	$24,190,000	5/04/21	$—	$(1,482,155)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.076%	LCH	11,000,000	6/14/21	—	(525,395)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.970%	LCH	182,920,000	1/23/25	1,120,293	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.973%	LCH	107,950,000	1/27/25	655,959	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.937%	LCH	26,990,000	1/29/25	237,911	—

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund   (continued)

Interest Rate Swap Contracts  (continued)

Description	Counterparty/ Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	$22,850,000	1/30/25	$196,727	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	36,010,000	2/03/25	649,678	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.036%	LCH	50,330,000	3/23/25	173,451	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.978%	LCH	37,700,000	3/27/25	299,598	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.985%	LCH	37,700,000	3/27/25	279,025	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.349%	LCH	4,680,000	2/25/41	—	(1,654,066)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.320%	LCH	3,510,000	2/28/41	—	(1,226,593)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.299%	LCH	1,170,000	3/01/41	—	(402,388)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	50,300,000	10/04/43	—	(11,813,680)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%	LCH	100,600,000	7/29/45	—	(5,678,027)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.378%	LCH	347,500,000	11/18/46	11,084,898	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.794%	LCH	55,500,000	3/13/47	—	(3,614,731)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.537%	LCH	34,200,000	4/13/47	—	(140,558)

Total Centrally Cleared Swap Contracts				14,697,540	(26,537,593)

OTC Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.523%	DBAB	10,830,000	3/28/21	—	(763,365)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.440%	CITI	29,610,000	4/21/21	—	(1,882,880)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 4.347%	CITI	4,680,000	2/25/41	—	(1,651,720)

Total OTC Swap Contracts				—	(4,297,965)

Total Interest Rate Swap Contracts				$14,697,540	$(30,835,558)

Net unrealized appreciation (depreciation)					$(16,138,018)

See Note 10 regarding other derivative information.

See Abbreviations on page 45.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton Global Total Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,113,923,578
Cost - Non-controlled affiliates (Note 3f)	988,901,455

Total cost of investments	$5,102,825,033

Value - Unaffiliated issuers	$4,137,275,066
Value - Non-controlled affiliates (Note 3f)	988,901,455

Total value of investments	5,126,176,521
Cash	7,668,707
Restricted Cash (Note 1d)	33,420,000
Foreign currency, at value (cost $5,428,492)	5,452,862
Receivables:
Investment securities sold	286,062,428
Capital shares sold	9,621,171
Interest	83,472,361
Due from brokers	163,901,024
Variation margin	5,296,683
Unrealized appreciation on OTC forward exchange contracts	78,181,577
Other assets	3,409

Total assets	5,799,256,743

Liabilities:
Payables:
Capital shares redeemed	7,196,150
Management fees	2,544,625
Distribution fees	964,663
Transfer agent fees	962,259
Due to brokers	33,420,000
Unrealized depreciation on OTC forward exchange contracts	97,937,404
Unrealized depreciation on OTC swap contracts	4,297,965
Deferred tax	7,330,331
Accrued expenses and other liabilities	2,385,927

Total liabilities	157,039,324

Net assets, at value	$5,642,217,419

Net assets consist of:
Paid-in capital	$6,055,770,694
Distributions in excess of net investment income	(204,995,356)
Net unrealized appreciation (depreciation)	(23,735,784)
Accumulated net realized gain (loss)	(184,822,135)

Net assets, at value	$5,642,217,419

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T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    S T A T E M E N T S

Statement of Assets and Liabilities  (continued)

June 30, 2017 (unaudited)

Templeton Global Total Return Fund

Class A:
Net assets, at value	$1,088,897,674

Shares outstanding	88,533,293

Net asset value per share[a]	$12.30

Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.85

Class C:
Net assets, at value	$438,042,120

Shares outstanding	35,659,636

Net asset value and maximum offering price per share[a]	$12.28

Class R:
Net assets, at value	$10,338,089

Shares outstanding	840,047

Net asset value and maximum offering price per share	$12.31

Class R6:
Net assets, at value	$979,524,088

Shares outstanding	79,565,394

Net asset value and maximum offering price per share	$12.31

Advisor Class:
Net assets, at value	$3,125,415,448

Shares outstanding	253,737,144

Net asset value and maximum offering price per share	$12.32

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L    S T A T E M E N T S

Statements of Operations

Templeton Global Total Return Fund

Investment income:
Dividends from non-controlled affiliates (Note 3f)	$1,296,775
Interest	170,127,790

Total investment income	171,424,565

Expenses:
Management fees (Note 3a)	16,562,069
Distribution fees: (Note 3c)
Class A	1,405,488
Class C	1,499,747
Class R	25,105
Transfer agent fees: (Note 3e)
Class A	709,295
Class C	291,118
Class R	6,344
Class R6	3,547
Advisor Class	1,845,920
Custodian fees (Note 4)	1,751,335
Reports to shareholders	152,226
Registration and filing fees	165,149
Professional fees	61,510
Trustees’ fees and expenses	27,517
Other	240,232

Total expenses	24,746,602
Expense reductions (Note 4)	(61,121)
Expenses waived/paid by affiliates (Note 3f)	(1,443,834)

Net expenses	23,241,647

Net investment income	148,182,918

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(116,723,460)
Foreign currency transactions	64,917,197
Swap contracts	(7,415,012)

Net realized gain (loss)	(59,221,275)

Net change in unrealized appreciation (depreciation) on:
Investments	345,947,793
Translation of other assets and liabilities denominated in foreign currencies	(236,917,605)
Swap contracts	(12,985,503)
Change in deferred taxes on unrealized appreciation	(2,746,055)

Net change in unrealized appreciation (depreciation)	93,298,630

Net realized and unrealized gain (loss)	34,077,355

Net increase (decrease) in net assets resulting from operations	$182,260,273

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	29

T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    S T A T E M E N T S

Statements of Changes in Net Assets

Templeton Global Total Return Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 148,182,918	$ 91,355,250	$ 339,469,607
Net realized gain (loss)	(59,221,275)	(253,618,615)	(671,224,559)
Net change in unrealized appreciation (depreciation)	93,298,630	508,482,613	388,293,657

Net increase (decrease) in net assets resulting from operations	182,260,273	346,219,248	56,538,705

Distributions to shareholders from:
Net investment income:
Class A	(17,692,277)	—	(18,729,850)
Class C	(6,380,552)	—	(6,787,051)
Class R	(146,280)	—	(102,327)
Class R6	(16,936,068)	—	(15,679,549)
Advisor Class	(50,297,420)	—	(46,097,895)
Tax return of capital:
Class A	—	(10,425,848)	(27,863,240)
Class C	—	(3,649,585)	(10,002,492)
Class R	—	(76,810)	(176,316)
Class R6	—	(9,010,647)	(27,394,130)
Advisor Class	—	(23,736,977)	(60,674,189)

Total distributions to shareholders	(91,452,597)	(46,899,867)	(213,507,039)

Capital share transactions: (Note 2)
Class A	(129,264,840)	(101,210,557)	(368,288,168)
Class C	(52,426,755)	(63,970,546)	(175,292,947)
Class R	378,626	(475,663)	93,549
Class R6	59,638,183	(31,187,106)	(319,814,298)
Advisor Class	350,688,861	85,686,776	(1,273,725,239)

Total capital share transactions	229,014,075	(111,157,096)	(2,137,027,103)

Net increase (decrease) in net assets	319,821,751	188,162,285	(2,293,995,437)
Net assets:
Beginning of period	5,322,395,668	5,134,233,383	7,428,228,820

End of period	$5,642,217,419	$5,322,395,668	$ 5,134,233,383

Distributions in excess of net investment income included in net assets:
End of period	$ (204,995,356)	$ (261,725,677)	$ (463,662,311)

aFor the period September 1, 2016 to December 31, 2016.

30	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

Notes to Financial Statements (unaudited)

Templeton Global Total Return Fund

1.  Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Total Return Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or traded in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

1.  Organization and Significant Accounting Policies  (continued)

a.  Financial Instrument Valuation  (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various

32	Semiannual Report	franklintempleton.com

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N O T E S   TO   F I N A N C I A L    S T A T E M E N T S   ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

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N O T E S   TO   F I N A N C I A L   S T  A T E M E N T S   ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

1.  Organization and Significant Accounting Policies  (continued)

d.  Restricted Cash

At June 30, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

e.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

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N O T E S   TO   F I N A N C I A L    S T A T E M E N T S   ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017
	Shares	Amount
Class A Shares:
Shares sold	14,034,026	$172,662,463
Shares issued in reinvestment of distributions	1,064,028	13,166,356
Shares redeemed	(25,628,010)	(315,093,659)
Net increase (decrease)	(10,529,956)	$(129,264,840)
Class C Shares:
Shares sold	1,733,292	$21,339,438
Shares issued in reinvestment of distributions	434,220	5,370,968
Shares redeemed	(6,429,943)	(79,137,161)
Net increase (decrease)	(4,262,431)	$(52,426,755)
Class R Shares:
Shares sold	127,099	$1,559,260
Shares issued in reinvestment of distributions	9,444	117,036
Shares redeemed	(105,408)	(1,297,670)
Net increase (decrease)	31,135	$378,626
Class R6 Shares:
Shares sold	11,406,839	$140,665,133
Shares issued in reinvestment of distributions	1,186,122	14,703,409
Shares redeemed	(7,771,004)	(95,730,359)
Net increase (decrease)	4,821,957	$59,638,183
Advisor Class Shares:
Shares sold	55,848,799	$691,085,520
Shares issued in reinvestment of distributions	3,387,296	42,018,509
Shares redeemed	(30,981,574)	(382,415,168)
Net increase (decrease)	28,254,521	$350,688,861

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund  (continued)

2.  Shares of Beneficial Interest  (continued)

	Year Ended December 31, 2016[a]		Year Ended August 31, 2016

	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	5,849,809	$68,685,438	36,009,060	$411,616,368
Shares issued in reinvestment of distributions	684,516	7,929,731	3,253,285	36,928,679
Shares redeemed	(15,321,994)	(177,825,726)	(71,762,475)	(816,833,215)

Net increase (decrease)	(8,787,669)	$(101,210,557)	(32,500,130)	$(368,288,168)

Class C Shares:
Shares sold	1,610,791	$18,952,745	10,070,574	$115,376,929
Shares issued in reinvestment of distributions	261,158	3,023,172	1,202,657	13,638,666
Shares redeemed	(7,411,433)	(85,946,463)	(26,771,133)	(304,308,542)

Net increase (decrease)	(5,539,484)	$(63,970,546)	(15,497,902)	$(175,292,947)

Class R Shares:
Shares sold	52,944	$616,044	247,760	$2,824,692
Shares issued in reinvestment of distributions	5,365	62,234	20,553	233,431
Shares redeemed	(99,383)	(1,153,941)	(261,401)	(2,964,574)

Net increase (decrease)	(41,074)	$(475,663)	6,912	$93,549

Class R6 Shares:
Shares sold	3,079,800	$35,791,051	27,604,215	$312,025,720
Shares issued in reinvestment of distributions	660,457	7,664,182	3,367,935	38,213,665
Shares redeemed	(6,360,579)	(74,642,339)	(58,491,831)	(670,053,683)

Net increase (decrease)	(2,620,322)	$(31,187,106)	(27,519,681)	$(319,814,298)

Advisor Class Shares:
Shares sold	40,232,310	$475,936,950	128,624,376	$1,474,440,919
Shares issued in reinvestment of distributions	1,712,056	19,877,297	7,655,779	87,105,264
Shares redeemed	(35,267,797)	(410,127,471)	(248,738,283)	(2,835,271,422)

Net increase (decrease)	6,676,569	$85,686,776	(112,458,128)	$(1,273,725,239)

aFor the period September 1, 2016 to December 31, 2016.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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T E M P L E T O N    I N C O M E     T R U S T

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund (continued)

3.  Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $2.5 billion
0.585%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.565%	In excess of $10 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.604% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$39,183
CDSC retained	$13,478

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton Global Total Return Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $2,856,224, of which $909,407 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	452,838,453	1,274,111,625	(738,048,623)	988,901,455	$988,901,455	$1,296,775	$—	5.2%

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2017. There were no Class R6 transfer agent fees waived during the period ended June 30, 2017.

h.  Other Affiliated Transactions

At June 30, 2017, one or more of the funds in Franklin Fund Allocator Series owned 5.6% of Fund’s outstanding shares.

i.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2017, the purchase and sale transactions aggregated $0 and $21,276,629, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

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Templeton Global Total Return Fund  (continued)

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$5,100,858
Long term	88,176,511

Total capital loss carryforwards	$93,277,369

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,172,077,853

Unrealized appreciation	$254,786,454
Unrealized depreciation	(300,687,786)

Net unrealized appreciation (depreciation)	$(45,901,332)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $927,868,304 and $1,287,030,796, respectively.

7.  Credit Risk

At June 30, 2017, the Fund had 29.6% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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Templeton Global Total Return Fund (continued)

9.  Restricted Securities (continued)

At June 30, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
22,026	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$234	$—
394,125,656	Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	4,175,958	—
31,916,299	Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	338,169	—
434,200,485	Holdco 2, A	2/22/11 - 2/01/17	1,608,225	331,564
50,014,925	Holdco 2, B	2/01/17	37,134	38,193

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$6,159,720	$369,757

†Rounds to less than 0.1% of Net Assets.

10.  Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$14,697,540	[a]	Variation margin	$26,537,593	[a]
				Unrealized depreciation on OTC swap contracts	4,297,965

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	78,181,577		Unrealized depreciation on OTC forward exchange contracts	97,937,404

Value recovery instruments	Investments in securities, at value	23,726,799

Totals		$116,605,916			$128,772,962

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(7,415,012)		Swap contracts	$(12,985,503)

Foreign exchange contracts	Foreign currency transactions	60,475,618	[a]	Translation of other assets and liabilities denominated in foreign currencies	(233,771,754)[a]

Value recovery instruments				Investments	5,250,814

Totals		$53,060,606			$(241,506,443)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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Templeton Global Total Return Fund  (continued)

For the period ended June 30, 2017, the average month end notional amount of swap contracts represented $1,136,891,429. The average month end contract value and fair value of forward exchange contracts and VRI was $5,470,040,797 and $20,717,247, respectively.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$78,181,577	$ 97,937,404
Swap contracts	—	4,297,965

Total	$78,181,577	$102,235,369

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[b]	Cash Collateral Received[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 787,669	$ (787,669)	$ —	$ —	$ —
BZWS	10,143,721	(2,716,024)	—	(5,110,000)	2,317,697
CITI	32,693,838	(12,711,034)	—	(19,982,804)	—
DBAB	4,704,638	(4,704,638)	—	—	—
GSCO	—	—	—	—	—
HSBK	10,832,500	(1,318,673)	(6,626,878)	—	2,886,949
JPHQ	12,725,764	(12,725,764)	—	—	—
MSCO	5,876,580	(1,094,689)	—	(4,720,000)	61,891
SCNY	416,867	(416,867)	—	—	—
UBSW	—	—	—	—	—

Total	$78,181,577	$(36,475,358)	$(6,626,878)	$(29,812,804)	$5,266,537

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Templeton Global Total Return Fund (continued)

10.  Other Derivative Information (continued)

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[c]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 8,026,767	$(787,669)	$ —	$(6,940,000)	$299,098
BZWS	2,716,024	(2,716,024)	—	—	—
CITI	12,711,034	(12,711,034)	—	—	—
DBAB	10,362,293	(4,704,638)	—	(5,330,000)	327,655
GSCO	18,639,947	—	—	(18,639,947)	—
HSBK	1,318,673	(1,318,673)	—	—	—
JPHQ	38,094,205	(12,725,764)	—	(20,105,000)	5,263,441
MSCO	1,094,689	(1,094,689)	—	—	—
SCNY.	813,664	(416,867)	—	(396,797)	—
UBSW	8,458,073	—	—	(8,458,073)	—

Total	$102,235,369	$(36,475,358)	$ —	$(59,869,817)	$5,890,194

bAt June 30, 2017, the Fund received United Kingdom Treasury Bonds as collateral for derivatives.

cIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 45.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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Templeton Global Total Return Fund (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
South Africa	$—	$—	$369,757	[b]	$369,757
United States	—	801,124	—		801,124
Convertible Bonds	—	56,653,988	—		56,653,988
Senior Floating Rate Interests	—	135,450	—		135,450
Foreign Government and Agency Securities[c]	—	3,931,621,076	—		3,931,621,076
Quasi-Sovereign and Corporate Bonds	—	7,176,523	1,459,015		8,635,538
Escrows and Litigation Trusts	—	—	—	[b]	—
Short Term Investments	988,901,455	139,058,133	—		1,127,959,588

Total Investments in Securities	$988,901,455	$4,135,446,294	$1,828,772		$5,126,176,521

Other Financial Instruments:
Forward Exchange Contracts	$—	$78,181,577	$—		$78,181,577
Swap Contracts	—	14,697,540	—		14,697,540

Total Other Financial Instruments	$—	$92,879,117	$—		$92,879,117

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$97,937,404	$—		$97,937,404
Swap Contracts	—	30,835,558	—		30,835,558

Total Other Financial Instruments	$—	$128,772,962	$—		$128,772,962

aIncludes common, convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at June 30, 2017.

cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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Templeton Global Total Return Fund (continued)

14.  Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Templeton Global Total Return Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BBA	British Bankers Association
BZWS	Barclays Bank PLC	AUD	Australian Dollar	FRN	Floating Rate Note
CITI	Citigroup, Inc.	BRL	Brazilian Real	GDP	Gross Domestic Product
CME	Chicago Mercantile Exchange	COP	Colombian Peso	LIBOR	London InterBank Offered Rate
DBAB	Deutsche Bank AG	DEM	Deutsche Mark	PIK	Payment-In-Kind
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro	VRI	Value Recovery Instruments
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
LCH	LCH Clearnet LLC	INR	Indian Rupee
MSCO	Morgan Stanley	KRW	South Korean Won
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	PHP	Philippine Peso
		RSD	Serbian Dinar
		USD	United States Dollar
		ZAR	South African Rand

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Global Total Return Fund

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of Templeton Income Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Fund commenced operations on September 30, 2008, and thus has been in operation for less than 10 years. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three- and five-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and four other international income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were 0.5 and 2.6 basis points above the medians of its Expense Group, respectively. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

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S H A R E H O L D E R    I N F O R M A T I  O N

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s more recent decline in assets, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in

Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Global Total Return Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
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Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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© 2017 Franklin Templeton Investments. All rights reserved.	407 S 08/17

Semiannual Report and Shareholder Letter June 30, 2017

Templeton International Bond Fund A SERIES OF TEMPLETON INCOME TRUST

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended June 30, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The U.S. Federal Reserve raised its federal funds target rate twice during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, rose in both U.S. dollar and local currency terms. The U.S. dollar declined against most foreign currencies during the period.

We are committed to our long-term, disciplined investment approach as we conduct diligent, fundamental analysis of securities with a continual emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton International Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment

Management

Templeton Income Trust

This letter reflects our analysis and opinions as of June 30, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

Semiannual Report

Templeton International Bond Fund

This semiannual report for Templeton International Bond Fund covers the period ended June 30, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located outside of the U.S. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a +3.15% cumulative total return. In comparison, the Fund’s benchmark, the Citigroup Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-U.S. world government bond markets, had cumulative total returns of -0.36% in local currency terms and +5.91% in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

In the months before the reporting period began, global bond markets shifted significantly, setting new valuation levels that meaningfully impacted markets during the six-month reporting period. In November 2016, a sharp correction to U.S. Treasury valuations manifested quickly after the results of the U.S. election, driving yields higher based on growing investor expectations for a December rate hike and a recognition that inflation pressures were rising. A number of emerging markets saw currency depreciations from broad-based strengthening of the U.S. dollar and fears over potential protectionist trade shocks.

However, during the first three months of the reporting period, several local-currency emerging markets significantly rebounded from trade concerns, particularly in select areas of Latin America and Asia. Local-currency bond markets in Brazil, Colombia, Indonesia and India notably strengthened during the six-month period. Additionally, the Mexican peso recovered significantly after reaching its lowest valuation on record in the days leading up to President Trump’s inauguration on January 20. After breaching 22 pesos per U.S. dollar in January, the peso strengthened more than 21% through the remainder of the period, ending around 18 pesos per dollar.

In developed markets, U.S. Treasury yields initially rose significantly in the weeks leading up to the U.S. Federal Reserve (Fed’s) March 15 meeting, with the 10-year U.S. Treasury note reaching its highest yield of the reporting period on the day before the meeting, at 2.63%. The Fed hiked the federal funds target rate 25 basis points (bps) to a range of 0.75% to 1.00%, as largely expected by markets. However, yields declined during the second half of the month based on U.S. policy uncertainties and less hawkish-sounding language than anticipated in the Fed’s forward guidance. Consumer Price Index figures also began to moderate from a peak of 2.7% year-over-year in February to 2.4% in March, eventually dropping to 1.9% in May.

On March 29, U.K. Prime Minister Theresa May formally triggered Article 50 to begin the U.K.’s exit from the European Union (also known as “Brexit”) in a written letter to Donald Tusk, president of the European Council, largely spurring a protracted decline in the yield on 10-year British government bonds. In April, the European Central Bank (ECB) reduced its pace of monthly quantitative easing purchases to €60 billion from its previous €80 billion a month pace, but kept policy rates unchanged. In early May, Emmanuel Macron won the French presidential election over Marine Le Pen, resulting in

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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Portfolio Composition*

Based on Total Net Assets as of 6/30/17

* Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

** Includes foreign treasury bills, money market funds and net other assets less liabilities.

strengthening European market sentiment, appreciation of the euro and a rise in European bond yields. The reporting period ended with Europe in a cyclical upswing and the euro 8.6% stronger against the U.S. dollar than when the period began.

The Fed raised its policy rate 25 basis points (to a range of 1.00% to 1.25%) at its June 14 meeting and appeared more committed to tightening policy than it has been in recent years, specifically stating its intentions to begin unwinding its balance sheet later this year, while remaining on course for three rate hikes in 2017 and highlighting the need to strengthen financial market stability. However, it was not until the last week of June that markets began to react to the renewed determination from the Fed, only after similar comments on potential policy direction were made by the heads of the ECB, Bank of England and Bank of Canada. U.S. Treasury yields rose sharply during late June, with the yield on the 10-year U.S. Treasury note increasing 17 bps over the final four days of the month. The 10-year U.S. Treasury note finished the reporting period at 2.31%. As the period came to an end, rates in developed markets were largely trending higher, while select local-currency emerging markets in Latin America and Asia remained resilient.

Investment Strategy

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a

Geographic Composition*

Based on Total Net Assets as of 6/30/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

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What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by currency positions. Sovereign credit exposures had a largely neutral effect on absolute results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to U.S. Treasuries detracted. Among currencies, positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to absolute results. However, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute performance.

On a relative basis, the Fund’s underperformance was primarily due to currency positions. Interest-rate strategies contributed to relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance. However, underweighted duration exposure in the U.S. detracted from relative results.

Currency Composition*

6/30/17

% of Total Net Assets
Americas	152.9%
U.S. Dollar	105.3%
Mexican Peso	24.1%
Brazilian Real	14.8%
Argentinian Peso	4.5%
Colombian Peso	4.0%
Chilean Peso	0.2%
Middle East & Africa	3.3%
Ghanaian Cedi	1.7%
South African Rand	1.6%
Asia Pacific	-18.5%
Indonesian Rupiah	11.5%
Indian Rupee	10.9%
Philippine Peso	3.6%
South Korean Won	-1.8%
Australian Dollar	-9.8%
Japanese Yen	-32.9%
Europe	-37.7%
Euro	-37.7%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

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Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager
Sonal Desai, Ph.D. Portfolio Manager
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+3.15%	-1.23%
1-Year	+8.94%	+4.28%
5-Year	+9.16%	+0.88%
Since Inception (12/3/07)	+55.88%	+4.28%
Advisor
6-Month	+3.27%	+3.27%
1-Year	+9.17%	+9.17%
5-Year	+10.63%	+2.04%
Since Inception (12/3/07)	+60.12%	+5.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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P E R F O R M A N C E    S U M M A R Y

Distributions (1/1/17–6/30/17)

Share Class	Net Investment Income
A	$0.1342
C	$0.1124
R	$0.1222
Advisor	$0.1476

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.03%	1.62%
Advisor	0.78%	1.37%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there isno guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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T E M P L E T O N    I N T E R N A T I  O N A L    B O N D    F U N D

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17–6/30/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,031.50	$4.99	$1,019.89	$4.96	0.99%
C	$1,000	$1,029.40	$6.99	$1,017.90	$6.95	1.39%
R	$1,000	$1,029.40	$6.24	$1,018.65	$6.21	1.24%
Advisor	$1,000	$1,032.70	$3.73	$1,021.12	$3.71	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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T E M P L E T O N    I N C O M E    T R  U S T

Financial Highlights

Templeton International Bond Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013	2012
Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.61	$10.07	$10.03	$11.86	$11.30	$11.70	$12.06

Income from investment operations[b]:
Net investment income[c]	0.22	0.12	0.34	0.30	0.26	0.26	0.27
Net realized and unrealized gains (losses)	0.09	0.44	(0.17)	(1.68)	0.61	(0.14)	(0.12)

Total from investment operations	0.31	0.56	0.17	(1.38)	0.87	0.12	0.15

Less distributions from:
Net investment income	(0.13)	—	(0.04)	(0.45)	(0.31)	(0.46)	(0.45)
Net realized gains	—	—	—	—	—	(—)[d]	(0.06)
Tax return of capital	—	(0.02)	(0.09)	—	—	(0.06)	—

Total distributions	(0.13)	(0.02)	(0.13)	(0.45)	(0.31)	(0.52)	(0.51)

Net asset value, end of period.	$10.79	$10.61	$10.07	$10.03	$11.86	$11.30	$11.70

Total return[e]	3.15%	5.54%	1.70%	(11.90)%	7.77%	0.89%	1.45%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.48%	1.58%	1.27%	1.17%	1.14%	1.13%	1.23%
Expenses net of waiver and payments by affiliates and expense reduction	0.99%	0.99%	0.99%	1.04% [g]	1.04% [g]	1.04%	1.04%
Net investment income	4.14%	3.48%	3.28%	2.72%	2.23%	2.14%	2.39%

Supplemental data
Net assets, end of period (000’s)	$84,515	$84,766	$92,981	$84,779	$141,831	$127,365	$145,916
Portfolio turnover rate	13.36%	31.37%	105.96%	43.49%	33.45%	43.53%	33.95%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L     H I G H L I G H T S

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31,
			2016	2015	2014	2013	2012
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.62	$10.08	$10.04	$11.87	$11.31	$11.71	$12.08

Income from investment operations[b]:
Net investment income[c]	0.20	0.11	0.29	0.26	0.22	0.21	0.23
Net realized and unrealized gains (losses)	0.09	0.43	(0.16)	(1.68)	0.61	(0.13)	(0.13)

Total from investment operations	0.29	0.54	0.13	(1.42)	0.83	0.08	0.10

Less distributions from:
Net investment income and net foreign currency gains	(0.11)	—	(0.03)	(0.41)	(0.27)	(0.42)	(0.41)
Net realized gains	—	—	—	—	—	(—)[d]	(0.06)
Tax return of capital	—	(—)[d]	(0.06)	—	—	(0.06)	—

Total distributions	(0.11)	—	(0.09)	(0.41)	(0.27)	(0.48)	(0.47)

Net asset value, end of period	$10.80	$10.62	$10.08	$10.04	$11.87	$11.31	$11.71

Total return[e]	2.94%	5.36%	1.30%	(12.20)%	7.38%	0.58%	1.01%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.88%	1.98%	1.66%	1.51%	1.49%	1.48%	1.58%
Expenses net of waiver and payments by affiliates and expense reduction	1.39%	1.39%	1.38%	1.38% [g]	1.39% [g]	1.39%	1.39%
Net investment income	3.74%	3.08%	2.89%	2.38%	1.88%	1.79%	2.04%

Supplemental data
Net assets, end of period (000’s)	$10,058	$11,563	$11,906	$15,559	$23,990	$27,270	$24,817
Portfolio turnover rate	13.36%	31.37%	105.96%	43.49%	33.45%	43.53%	33.95%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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F I N A N C I A L    H I G H L I G H T S

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2017	Year Ended December 31,	Year Ended August 31,
	(unaudited)	2016[a]	2016	2015	2014	2013	2012
Class R
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.61	$10.08	$10.03	$11.87	$11.31	$11.71	$12.08

Income from investment operations[b]:
Net investment income[c]	0.21	0.11	0.30	0.28	0.24	0.23	0.25
Net realized and unrealized gains (losses)	0.08	0.43	(0.15)	(1.70)	0.61	(0.13)	(0.13)

Total from investment operations	0.29	0.54	0.15	(1.42)	0.85	0.10	0.12

Less distributions from:
Net investment income and net foreign currency gains	(0.12)	—	(0.03)	(0.42)	(0.29)	(0.44)	(0.43)
Net realized gains	—	—	—	—	—	(—)[d]	(0.06)
Tax return of capital	—	(0.01)	(0.07)	—	—	(0.06)	—

Total distributions	(0.12)	(0.01)	(0.10)	(0.42)	(0.29)	(0.50)	(0.49)

Net asset value, end of period	$10.78	$10.61	$10.08	$10.03	$11.87	$11.31	$11.71

Total return[e]	2.94%	5.44%	1.44%	(12.16)%	7.55%	0.71%	1.17%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.73%	1.83%	1.52%	1.37%	1.34%	1.33%	1.43%
Expenses net of waiver and payments by affiliates and expense reduction	1.24%	1.24%	1.24%	1.24% [g]	1.24% [g]	1.24%	1.24%
Net investment income	3.89%	3.23%	3.03%	2.52%	2.03%	1.94%	2.19%

Supplemental data
Net assets, end of period (000’s)	$311	$1,010	$1,005	$1,001	$1,558	$1,452	$825
Portfolio turnover rate	13.36%	31.37%	105.96%	43.49%	33.45%	43.53%	33.95%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L    H I G H L I G H T S

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2017	Year Ended December 31,	Year Ended August 31,
	(unaudited)	2016[a]	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.62	$10.08	$10.04	$11.87	$11.31	$11.71	$12.07

Income from investment operations[b]:
Net investment income[c]	0.24	0.13	0.35	0.33	0.30	0.29	0.31
Net realized and unrealized gains (losses)	0.09	0.43	(0.16)	(1.68)	0.60	(0.14)	(0.13)

Total from investment operations	0.33	0.56	0.19	(1.35)	0.90	0.15	0.18

Less distributions from:
Net investment income and net foreign currency gains	(0.15)	—	(0.04)	(0.48)	(0.34)	(0.49)	(0.48)
Net realized gains	—	—	—	—	—	(—)[d]	(0.06)
Tax return of capital	—	(0.02)	(0.11)	—	—	(0.06)	—

Total distributions	(0.15)	(0.02)	(0.15)	(0.48)	(0.34)	(0.55)	(0.54)

Net asset value, end of period	$10.80	$10.62	$10.08	$10.04	$11.87	$11.31	$11.71

Total return[e]	3.27%	5.59%	1.95%	(11.63)%	8.09%	1.17%	1.76%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.23%	1.33%	1.02%	0.87%	0.84%	0.83%	0.93%
Expenses net of waiver and payments by affiliates and expense reduction	0.74%	0.74%	0.74%	0.74% [g]	0.74% [g]	0.74%	0.74%
Net investment income	4.39%	3.73%	3.53%	3.02%	2.53%	2.44%	2.69%

Supplemental data
Net assets, end of period (000’s)	$240,883	$249,190	$248,750	$307,449	$355,214	$251,785	$149,399
Portfolio turnover rate	13.36%	31.37%	105.96%	43.49%	33.45%	43.53%	33.95%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

T E M P L E T O N    I N C O M E    T R  U S T

Statement of Investments, June 30, 2017 (unaudited)

Templeton International Bond Fund

	Principal Amount*			Value
Foreign Government and Agency Securities 67.0%
Argentina 4.5%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	4,382,000		ARS	$265,983
18.20%, 10/03/21	86,314,000		ARS	5,526,126
16.00%, 10/17/23	32,926,000		ARS	2,127,717
senior note, 15.50%, 10/17/26	103,720,000		ARS	6,966,354
[a] Government of Argentina, FRN, 21.472%, 4/03/22	5,808,000		ARS	339,039

				15,225,219

Brazil 14.1%
Letra Tesouro Nacional,
Strip, 1/01/20	62,400	[b]	BRL	14,999,707
Strip, 7/01/20	2,210	[b]	BRL	503,710
Nota Do Tesouro Nacional,
10.00%, 1/01/21	130	[b]	BRL	39,303
10.00%, 1/01/23	8,407	[b]	BRL	2,506,270
10.00%, 1/01/25	10,430	[b]	BRL	3,077,064
10.00%, 1/01/27	57,982	[b]	BRL	17,001,456
[c] Index Linked, 6.00%, 8/15/22	3,129	[b]	BRL	2,879,782
[c] Index Linked, 6.00%, 5/15/23	6,099	[b]	BRL	5,613,981
[c] Index Linked, 6.00%, 8/15/24	630	[b]	BRL	583,995

				47,205,268

Colombia 3.9%
Government of Colombia,
senior bond, 7.75%, 4/14/21	378,000,000		COP	132,303
senior bond, 4.375%, 3/21/23	57,000,000		COP	17,330
senior bond, 9.85%, 6/28/27	91,000,000		COP	38,474
Titulos de Tesoreria,
B, 5.00%, 11/21/18	440,000,000		COP	144,813
B, 7.75%, 9/18/30	15,776,400,000		COP	5,643,261
B, 7.00%, 6/30/32	516,000,000		COP	170,786
senior bond, B, 11.25%, 10/24/18	814,000,000		COP	288,901
senior bond, B, 11.00%, 7/24/20	746,000,000		COP	281,675
senior bond, B, 7.00%, 5/04/22	1,196,000,000		COP	412,302
senior bond, B, 10.00%, 7/24/24	3,997,000,000		COP	1,597,384
senior bond, B, 7.50%, 8/26/26	7,767,700,000		COP	2,720,591
senior bond, B, 6.00%, 4/28/28	4,498,900,000		COP	1,408,806
senior note, B, 7.00%, 9/11/19	637,000,000		COP	216,328

				13,072,954

Ghana 1.7%
Government of Ghana,
24.75%, 3/01/21	50,000		GHS	13,284
24.50%, 6/21/21	50,000		GHS	13,276
24.75%, 7/19/21	50,000		GHS	13,379
18.75%, 1/24/22	2,910,000		GHS	678,239
19.75%, 3/25/24	2,910,000		GHS	707,968
19.00%, 11/02/26	8,740,000		GHS	2,069,348
senior bond, 19.75%, 3/15/32	8,740,000		GHS	2,117,122
senior note, 21.50%, 3/09/20	50,000		GHS	12,099

				5,624,715

14	Semiannual Report	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund  (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 7.5%
Government of India,
senior bond, 7.80%, 5/03/20	103,000,000		INR	$1,645,769
senior bond, 8.35%, 5/14/22	30,400,000		INR	502,663
senior bond, 8.08%, 8/02/22	55,000,000		INR	900,366
senior bond, 8.13%, 9/21/22	51,000,000		INR	836,783
senior bond, 9.15%, 11/14/24	227,000,000		INR	3,959,643
senior note, 7.28%, 6/03/19	4,000,000		INR	62,875
senior note, 8.12%, 12/10/20	125,300,000		INR	2,032,199
senior note, 7.80%, 4/11/21	196,900,000		INR	3,167,768
senior note, 8.79%, 11/08/21	110,000,000		INR	1,835,172
senior note, 8.15%, 6/11/22	82,000,000		INR	1,344,866
senior note, 7.16%, 5/20/23	19,100,000		INR	301,135
senior note, 8.83%, 11/25/23	257,900,000		INR	4,400,104
senior note, 7.68%, 12/15/23	261,000,000		INR	4,232,485

				25,221,828

Indonesia 8.7%
Government of Indonesia,
6.125%, 5/15/28	159,000,000		IDR	11,020
8.375%, 3/15/34	55,620,000,000		IDR	4,498,846
FR34, 12.80%, 6/15/21	9,984,000,000		IDR	907,623
FR35, 12.90%, 6/15/22	2,105,000,000		IDR	199,000
FR43, 10.25%, 7/15/22	861,000,000		IDR	74,171
FR52, 10.50%, 8/15/30	7,950,000,000		IDR	751,843
senior bond, 9.00%, 3/15/29	4,732,000,000		IDR	406,095
senior bond, 8.75%, 5/15/31	10,430,000,000		IDR	884,329
senior bond, FR39, 11.75%, 8/15/23	1,040,000,000		IDR	96,034
senior bond, FR40, 11.00%, 9/15/25	1,060,000,000		IDR	98,375
senior bond, FR42, 10.25%, 7/15/27	6,831,000,000		IDR	630,897
senior bond, FR44, 10.00%, 9/15/24	686,000,000		IDR	59,806
senior bond, FR47, 10.00%, 2/15/28	4,555,000,000		IDR	415,186
senior bond, FR56, 8.375%, 9/15/26	53,156,000,000		IDR	4,412,219
senior bond, FR59, 7.00%, 5/15/27	5,896,000,000		IDR	449,029
senior bond, FR70, 8.375%, 3/15/24	180,376,000,000		IDR	14,668,898
senior note, FR69, 7.875%, 4/15/19	6,976,000,000		IDR	535,782

				29,099,153

Mexico 15.5%
Government of Mexico,
7.75%, 12/14/17	1,615,710	[d]	MXN	8,940,668
M, 4.75%, 6/14/18	2,592,800	[d]	MXN	14,009,235
senior note, 8.50%, 12/13/18	4,283,800	[d]	MXN	24,149,787
senior note, M, 5.00%, 12/11/19	904,100	[d]	MXN	4,804,563
[e] Mexican Udibonos, Index Linked, 4.00%, 6/13/19	40,778	[f]	MXN	228,523

				52,132,776

Philippines 3.0%
Government of the Philippines,
senior note, 5.875%, 1/31/18	1,310,000		PHP	26,373
senior note, 3.375%, 8/20/20	1,700,000		PHP	33,251
senior note, 5-72, 2.125%, 5/23/18	426,543,000		PHP	8,410,291
senior note, 7-51, 5.00%, 8/18/18	5,550,000		PHP	111,705

franklintempleton.com	Semiannual Report	15

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Philippines (continued)
Government of the Philippines, (continued)
senior note, 7-56, 3.875%, 11/22/19	65,380,000		PHP	$1,299,189

				9,880,809

Serbia 0.6%
[g] Government of Serbia,
senior note, 144A, 5.25%, 11/21/17	520,000			526,009
senior note, 144A, 4.875%, 2/25/20	770,000			803,995
senior note, 144A, 7.25%, 9/28/21	710,000			821,118

				2,151,122

South Africa 1.6%
Government of South Africa,
8.00%, 1/31/30	15,341,000		ZAR	1,059,940
7.00%, 2/28/31	10,947,000		ZAR	684,105
8.25%, 3/31/32	19,654,000		ZAR	1,354,116
8.875%, 2/28/35	8,657,000		ZAR	614,563
8.50%, 1/31/37	4,659,000		ZAR	316,035
R186, 10.50%, 12/21/26	10,927,000		ZAR	925,781
senior bond, 6.25%, 3/31/36	9,693,000		ZAR	522,254

				5,476,794

South Korea 4.7%
Korea Treasury Bond,
senior note, 1.375%, 9/10/21	15,354,000,000		KRW	13,149,957
senior note, 1.875%, 3/10/22	3,066,000,000		KRW	2,676,648

				15,826,605

Ukraine 1.2%
[g] Government of Ukraine,
144A, 7.75%, 9/01/25	1,152,000			1,127,537
144A, 7.75%, 9/01/26	1,092,000			1,064,728
[h,i] 144A, VRI, GDP Linked Security, 5/31/40	4,993,000			1,955,658

				4,147,923

Total Foreign Government and Agency Securities (Cost $221,889,995)				225,065,166

Short Term Investments 29.1%
Foreign Government and Agency Securities 0.2%
Argentina 0.0%†
Argentine Bonos del Tesoro, 22.75%, 3/05/18	260,000		ARS	15,735

Colombia 0.1%
Colombian Tes Corto Plazo, Strip, 9/12/17 - 3/13/18	890,000,000		COP	286,614

Mexico 0.0%†
[j] Mexico Treasury Bill, 8/31/17	43,350	[k]	MXN	23,600

Philippines 0.1%
[j] Philippine Treasury Bill, 9/27/17	11,120,000		PHP	219,367

Total Foreign Government and Agency Securities (Cost $561,776)				545,316

Total Investments before Money Market Funds (Cost $222,451,771)				225,610,482

16	Semiannual Report	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund  (continued)

	Shares	Value
Money Market Funds (Cost $96,952,575) 28.9%
United States 28.9%
[l,m] Institutional Fiduciary Trust Money Market Portfolio, 0.58%	96,952,575	$96,952,575

Total Investments (Cost $319,404,346) 96.1%		322,563,057
Other Assets, less Liabilities 3.9%		13,203,700

Net Assets 100.0%		$335,766,757

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cRedemption price at maturity is adjusted for inflation. See Note 1(f).

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2017, the aggregate value of these securities was $6,299,045, representing 1.9% of net assets.

hNon-income producing.

iThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

jThe security was issued on a discount basis with no stated coupon rate.

kPrincipal amount is stated in 10 Mexican Peso Units.

lSee Note 3(f) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day yield at period end.

At June 30, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	38,336,000	57,442	7/03/17	$211	$—
Chilean Peso	DBAB	Sell	38,336,000	57,804	7/03/17	152	—
Euro	DBAB	Buy	194,873	222,526	7/05/17	131	—
Euro	DBAB	Sell	194,873	208,972	7/05/17	—	(13,684)
Euro	MSCO	Buy	2,850,000	3,248,715	7/05/17	7,611	—
Euro	MSCO	Sell	2,850,000	3,052,493	7/05/17	—	(203,833)
Chilean Peso	JPHQ	Buy	32,200,000	48,795	7/07/17	—	(376)
Chilean Peso	JPHQ	Sell	32,200,000	49,486	7/07/17	1,067	—
Euro	DBAB	Sell	62,000	69,842	7/07/17	—	(1,006)
Euro	BOFA	Sell	1,234,819	1,321,602	7/10/17	—	(89,661)
Euro	HSBK	Sell	5,247,292	5,616,701	7/10/17	—	(380,381)
Euro	JPHQ	Sell	5,133,700	5,495,523	7/10/17	—	(371,736)
Euro	SCNY	Sell	142,592	152,674	7/10/17	—	(10,293)
Chilean Peso	GSCO	Buy	295,901,000	447,995	7/11/17	—	(3,104)
Japanese Yen	DBAB	Sell	23,005,000	199,005	7/11/17	—	(5,614)
Euro	GSCO	Sell	399,000	424,680	7/12/17	—	(31,385)
Euro	JPHQ	Sell	65,000	69,210	7/12/17	—	(5,087)
Euro	SCNY	Sell	195,249	207,843	7/12/17	—	(15,331)

franklintempleton.com	Semiannual Report	17

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	988,549	1,054,070		7/13/17	$—	$(75,924)
Japanese Yen	CITI	Sell	7,840,000	68,057		7/13/17	—	(1,683)
Japanese Yen	HSBK	Sell	28,700,000	249,253		7/13/17	—	(6,045)
Euro	JPHQ	Sell	1,801,118	1,959,546		7/17/17	—	(99,744)
Euro	SCNY	Sell	388,000	422,505		7/17/17	—	(21,111)
Indian Rupee	JPHQ	Buy	4,211,000	64,497		7/17/17	535	—
Malaysian Ringgit	JPHQ	Buy	230,000	56,972		7/17/17	—	(3,506)
Chilean Peso	DBAB	Buy	79,279,994	119,909		7/18/17	—	(734)
Chilean Peso	DBAB	Sell	20,376,000	30,784		7/18/17	155	—
Euro	GSCO	Sell	469,000	499,471		7/18/17	—	(36,786)
Euro	JPHQ	Sell	1,647,000	1,753,890		7/18/17	—	(129,296)
Euro	UBSW	Sell	68,610	73,106		7/18/17	—	(5,343)
Chilean Peso	DBAB	Buy	48,533,000	73,574		7/20/17	—	(623)
Chilean Peso	DBAB	Sell	42,124,000	63,790		7/20/17	473	—
Indian Rupee	DBAB	Buy	62,497,432	958,319		7/20/17	6,495	—
Japanese Yen	SCNY	Sell	37,130,000	330,015		7/20/17	—	(377)
Philippine Peso	DBAB	Buy	90,804,000	1,910,818		7/20/17	—	(114,622)
Euro	CITI	Sell	48,798	52,811		7/24/17	—	(3,003)
Euro	DBAB	Sell	922,000	995,087		7/24/17	—	(59,487)
Euro	JPHQ	Sell	32,570	35,202		7/24/17	—	(2,051)
Indian Rupee	HSBK	Buy	59,357,090	910,524		7/24/17	5,367	—
Indian Rupee	JPHQ	Buy	68,937,820	1,056,680		7/24/17	7,044	—
Japanese Yen	DBAB	Sell	7,860,000	68,796		7/24/17	—	(1,157)
Indian Rupee	DBAB	Buy	95,708,516	1,475,444		7/27/17	822	—
Japanese Yen	GSCO	Sell	33,200,000	295,362		7/27/17	—	(156)
Indian Rupee	HSBK	Buy	34,646,000	530,445		7/28/17	3,891	—
Euro	CITI	Sell	805,010	880,564		7/31/17	—	(40,554)
Japanese Yen	BZWS	Sell	37,960,000	365,476		7/31/17	27,529	—
Japanese Yen	DBAB	Sell	31,548,058	303,890		7/31/17	23,027	—
Japanese Yen	HSBK	Sell	40,858,365	358,250		7/31/17	—	(5,500)
Euro	GSCO	Sell	889,000	971,677		8/02/17	—	(45,647)
Euro	HSBK	Sell	810,000	885,144		8/02/17	—	(41,777)
Euro	JPHQ	Sell	1,228,000	1,340,379		8/02/17	—	(64,878)
Brazilian Real	DBAB	Buy	8,737,100	2,445,791	EUR	8/03/17	—	(182,647)
Euro	CITI	Sell	239,000	261,994		8/03/17	—	(11,518)
Euro	DBAB	Sell	6,731,060	7,398,108		8/08/17	—	(306,859)
Euro	GSCO	Sell	616,000	677,292		8/08/17	—	(27,836)
Indian Rupee	DBAB	Buy	58,378,983	901,258		8/08/17	—	(2,027)
Mexican Peso	DBAB	Buy	93,024,800	4,090,171	EUR	8/08/17	410,359	—
Mexican Peso	DBAB	Sell	93,024,800	4,515,329	EUR	8/08/17	76,315	—
Euro	CITI	Sell	203,000	223,521		8/09/17	—	(8,862)
Euro	DBAB	Sell	780,000	858,640		8/09/17	—	(34,262)
Euro	GSCO	Sell	1,565,672	1,723,022		8/10/17	—	(69,363)
Euro	HSBK	Sell	152,000	166,963		8/10/17	—	(7,047)
Euro	BOFA	Sell	1,893,226	2,065,245		8/15/17	—	(102,666)
Euro	DBAB	Sell	3,369,606	3,677,035		8/15/17	—	(181,461)
Euro	GSCO	Sell	191,000	208,114		8/15/17	—	(10,598)
Euro	DBAB	Sell	1,328,838	1,458,203		8/16/17	—	(63,510)
Euro	GSCO	Sell	1,165,770	1,278,453		8/16/17	—	(56,523)

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T E M P L E T O N    I N C O M E     T R U S T

S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	1,650,000	1,809,213		8/16/17	$—	$(80,276)
Euro	SCNY	Sell	327,000	358,729		8/16/17	—	(15,734)
Indian Rupee	DBAB	Buy	3,601,000	55,243		8/16/17	175	—
Indian Rupee	HSBK	Buy	116,476,065	1,788,637		8/16/17	3,863	—
Japanese Yen	GSCO	Sell	2,903,924,440	25,826,665		8/16/17	—	(42,908)
Japanese Yen	JPHQ	Sell	8,460,000	75,219		8/16/17	—	(147)
Euro	BOFA	Sell	64,282	70,830		8/17/17	—	(2,785)
Euro	GSCO	Sell	274,000	301,880		8/17/17	—	(11,906)
Indian Rupee	JPHQ	Buy	68,195,820	1,055,010		8/18/17	—	(5,752)
Japanese Yen	DBAB	Sell	16,770,000	169,806		8/18/17	20,398	—
Euro	JPHQ	Sell	3,556,280	3,970,248		8/21/17	—	(103,225)
Euro	DBAB	Sell	869,774	971,674		8/22/17	—	(24,642)
Euro	HSBK	Sell	677,192	756,549		8/22/17	—	(19,167)
Japanese Yen	HSBK	Sell	34,880,000	353,753		8/22/17	42,949	—
Japanese Yen	JPHQ	Sell	22,704,000	230,279		8/22/17	27,971	—
Euro	BOFA	Sell	208,570	234,433		8/23/17	—	(4,494)
Euro	DBAB	Sell	3,030,000	3,408,083		8/23/17	—	(62,919)
Euro	UBSW	Sell	60,021	67,425		8/23/17	—	(1,332)
Euro	BZWS	Sell	781,000	882,331		8/24/17	—	(12,385)
Japanese Yen	BZWS	Sell	7,521,000	76,145		8/24/17	9,123	—
Japanese Yen	DBAB	Sell	7,432,000	75,354		8/24/17	9,125	—
Euro	JPHQ	Sell	543,898	611,573		8/28/17	—	(11,643)
Indian Rupee	JPHQ	Buy	5,599,000	85,533		8/28/17	516	—
Japanese Yen	JPHQ	Sell	47,094,000	476,696		8/28/17	56,956	—
Euro	BOFA	Sell	237,520	267,044		8/30/17	—	(5,143)
Euro	BZWS	Sell	1,905,723	2,143,367		8/30/17	—	(40,501)
Euro	DBAB	Sell	13,876	15,609		8/30/17	—	(293)
Euro	SCNY	Sell	125,681	141,206		8/30/17	—	(2,818)
Japanese Yen	DBAB	Sell	17,053,000	173,054		8/30/17	21,050	—
Japanese Yen	JPHQ	Sell	22,517,000	228,043		8/30/17	27,336	—
Euro	BOFA	Sell	237,212	266,697		8/31/17	—	(5,151)
Euro	DBAB	Sell	7,365,710	8,285,172		8/31/17	—	(156,050)
Euro	SCNY	Sell	1,228,000	1,379,701		8/31/17	—	(27,607)
Japanese Yen	BZWS	Sell	17,800,000	159,859		8/31/17	1,189	—
Japanese Yen	HSBK	Sell	27,402,000	272,115		9/01/17	27,841	—
South Korean Won	HSBK	Sell	4,362,000,000	3,900,563		9/05/17	87,904	—
Euro	UBSW	Sell	596,153	671,463		9/06/17	—	(11,967)
Euro	UBSW	Sell	596,153	673,493		9/07/17	—	(9,975)
South Korean Won	GSCO	Sell	4,520,000,000	3,992,757		9/07/17	41,880	—
Euro	BOFA	Sell	1,234,819	1,397,012		9/08/17	—	(18,741)
Euro	BZWS	Sell	736,000	829,390		9/08/17	—	(14,454)
Euro	DBAB	Sell	4,000,000	4,496,800		9/13/17	—	(90,585)
Mexican Peso	CITI	Buy	82,331,810	3,606,760	EUR	9/13/17	346,238	—
Euro	MSCO	Sell	419,000	472,360		9/14/17	—	(8,196)
Indian Rupee	DBAB	Buy	3,562,000	54,851		9/14/17	—	(208)
Euro	HSBK	Sell	396,000	445,835		9/15/17	—	(8,367)
Euro	JPHQ	Sell	418,000	471,178		9/15/17	—	(8,257)
Euro	JPHQ	Sell	55,232	62,445		9/18/17	—	(915)
Euro	MSCO	Sell	388,000	439,255		9/18/17	—	(5,846)

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	3,556,280	3,986,092		9/19/17	$—	$(93,778)
Euro	UBSW	Sell	573,000	642,746		9/19/17	—	(14,617)
Japanese Yen	CITI	Sell	18,818,061	186,147		9/19/17	18,247	—
Euro	UBSW	Sell	212,000	238,065		9/20/17	—	(5,161)
South Korean Won	CITI	Sell	4,888,000,000	4,268,164		9/20/17	—	(5,186)
Japanese Yen	BZWS	Sell	18,748,705	167,573		9/21/17	275	—
Japanese Yen	BZWS	Sell	13,651,450	123,866		9/25/17	2,028	—
Japanese Yen	MSCO	Sell	23,490,000	210,567		9/25/17	921	—
Euro	BZWS	Sell	2,142,261	2,447,501		9/29/17	—	(11,539)
Japanese Yen	JPHQ	Sell	4,170,000	37,846		9/29/17	622	—
Euro	DBAB	Sell	194,873	223,578		10/05/17	—	(188)
Euro	MSCO	Sell	2,850,000	3,264,604		10/05/17	—	(7,954)
Australian Dollar	CITI	Sell	17,916,470	13,517,869		10/10/17	—	(238,312)
Japanese Yen	SCNY	Sell	23,520,000	213,126		10/12/17	3,031	—
South Korean Won	CITI	Sell	3,667,000,000	3,278,498		10/16/17	71,116	—
Indonesian Rupiah	JPHQ	Buy	104,632,000,000	10,269,114	AUD	10/23/17	—	(134,494)
Japanese Yen	BZWS	Sell	20,800,000	192,363		10/24/17	6,448	—
Indian Rupee	DBAB	Buy	1,094,000	16,573		10/25/17	133	—
Indian Rupee	JPHQ	Buy	4,211,000	64,349		11/02/17	—	(100)
Indian Rupee	DBAB	Buy	118,000,000	1,637,524	EUR	11/03/17	—	(83,262)
Indian Rupee	HSBK	Buy	28,986,500	442,677		11/08/17	—	(713)
Indonesian Rupiah	DBAB	Buy	16,430,000,000	1,096,430	EUR	11/08/17	—	(47,129)
Japanese Yen	BZWS	Sell	15,100,000	135,717		11/08/17	645	—
Japanese Yen	CITI	Sell	34,542,911	336,590		11/09/17	27,583	—
Japanese Yen	CITI	Sell	87,219,000	850,270		11/14/17	69,842	—
Japanese Yen	JPHQ	Sell	33,933,000	331,372		11/14/17	27,742	—
Japanese Yen	GSCO	Sell	57,105,000	504,697		11/15/17	—	(6,300)
South Korean Won	CITI	Sell	4,902,000,000	4,330,006		11/15/17	39,916	—
Japanese Yen	CITI	Sell	42,685,000	402,989		11/16/17	21,008	—
Japanese Yen	SCNY	Sell	34,402,400	305,886		11/16/17	—	(1,976)
South Korean Won	CITI	Sell	2,648,000,000	2,340,877		11/16/17	23,378	—
Japanese Yen	CITI	Sell	31,268,000	277,802		11/20/17	—	(2,068)
Japanese Yen	DBAB	Sell	23,793,000	221,797		11/21/17	8,822	—
Indonesian Rupiah	JPHQ	Buy	5,408,000,000	539,774	AUD	11/22/17	—	(15,216)
Mexican Peso	CITI	Buy	360,062,136	15,544,790	EUR	11/24/17	1,484,826	—
Japanese Yen	HSBK	Sell	6,209,000	56,343		11/27/17	748	—
Japanese Yen	SCNY	Sell	23,295,000	213,824		11/27/17	5,241	—
Mexican Peso	CITI	Buy	23,897,760	1,112,914	EUR	12/07/17	1,529	—
Mexican Peso	CITI	Buy	22,997,080	981,402	EUR	12/08/17	104,437	—
Japanese Yen	CITI	Sell	9,278,000	84,690		12/13/17	1,546	—
Japanese Yen	MSCO	Sell	6,000,000	55,289		12/18/17	1,507	—
Indian Rupee	CITI	Buy	3,780,000	57,569		12/19/17	—	(198)
Japanese Yen	MSCO	Sell	16,900,000	153,332		2/06/18	1,452	—
Japanese Yen	SCNY	Sell	30,300,000	274,527		2/06/18	2,221	—
Japanese Yen	CITI	Sell	42,706,000	387,405		2/09/18	3,546	—
Japanese Yen	CITI	Sell	15,026,000	136,883		2/13/18	1,795	—
Japanese Yen	DBAB	Sell	2,870,000,000	25,785,005		2/16/18	—	(21,152)
Japanese Yen	HSBK	Sell	46,976,000	424,930		2/27/18	2,294	—
Japanese Yen	JPHQ	Sell	24,149,000	219,080		2/28/18	1,804	—

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S T A T E M E N T    O F    I N V E  S T M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	70,000,000	627,530		3/05/18	$—	$(2,446)
Japanese Yen	HSBK	Sell	33,100,000	294,930		3/06/18	—	(2,974)
Australian Dollar	JPHQ	Sell	14,299,239	10,581,437		3/13/18	—	(376,793)
Japanese Yen	JPHQ	Sell	1,913,717,700	16,909,711		3/14/18	—	(321,169)
Japanese Yen	JPHQ	Sell	172,858,450	1,533,555		3/16/18	—	(23,004)
Japanese Yen	CITI	Sell	16,634,000	150,469		3/23/18	628	—
Japanese Yen	JPHQ	Sell	18,778,488	172,206		3/26/18	3,021	—
Japanese Yen	CITI	Sell	20,800,000	191,502		4/13/18	3,916	—
Mexican Peso	CITI	Buy	42,756,760	1,914,165	EUR	5/02/18	26,128	—
Japanese Yen	BOFA	Sell	15,120,000	137,317		5/08/18	764	—
Japanese Yen	HSBK	Sell	15,273,000	136,549		5/15/18	—	(1,439)
Japanese Yen	SCNY	Sell	42,686,000	381,196		5/15/18	—	(4,462)
Japanese Yen	CITI	Sell	2,880,000,000	25,849,882		5/16/18	—	(171,713)
Japanese Yen	CITI	Sell	31,268,000	280,490		5/18/18	—	(2,057)
Japanese Yen	JPHQ	Sell	21,372,000	195,862		5/22/18	2,695	—
Japanese Yen	BOFA	Sell	23,333,000	213,672		5/25/18	2,745	—
Japanese Yen	BZWS	Sell	63,037,000	572,239		6/29/18	1,272	—

Total Forward Exchange Contracts							$3,271,570	$(5,366,463)

Net unrealized appreciation (depreciation)								$(2,094,893)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	$15,050,000	1/23/25	$92,174	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	8,880,000	1/27/25	53,959	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	2,220,000	1/29/25	19,569	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	1,880,000	1/30/25	16,186	—
Receive Floating rate3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	2,960,000	2/03/25	53,403	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.449%	LCH	4,540,000	7/02/25	—	(135,374)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.310%	LCH	18,210,000	7/29/25	—	(323,606)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%	LCH	5,970,000	7/29/45	—	(336,956)

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S T A T E M E N T    O F    I N V E S T  M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund  (continued)

Interest Rate Swap Contracts  (continued)

Description	Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.378%	LCH	$21,600,000	11/18/46	$688,742	$ —

Total Interest Rate Swap Contracts				$924,033	$(795,936)

Net unrealized appreciation (depreciation)				$128,097

See Note 9 regarding other derivative information.

See Abbreviations on page 38.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Templeton International Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$222,451,771
Cost - Non-controlled affiliates (Note 3f)	96,952,575

Total cost of investments	$319,404,346

Value - Unaffiliated issuers	$225,610,482
Value - Non-controlled affiliates (Note 3f)	96,952,575

Total value of investments	322,563,057
Cash	437,228
Restricted Cash (Note 1d)	2,100,000
Foreign currency, at value (cost $66,564)	66,570
Receivables:
Investment securities sold	2,671,535
Capital shares sold	527,772
Interest	4,104,477
Affiliates	345
Due from brokers	8,634,420
Variation margin	371,265
Unrealized appreciation on OTC forward exchange contracts	3,271,570
Other assets	515

Total assets	344,748,754

Liabilities:
Payables:
Capital shares redeemed	580,732
Management fees	59,746
Distribution fees	47,373
Transfer agent fees	223,751
Due to brokers	2,100,000
Unrealized depreciation on OTC forward exchange contracts	5,366,463
Deferred tax	423,091
Accrued expenses and other liabilities	180,841

Total liabilities	8,981,997

Net assets, at value	$335,766,757

Net assets consist of:
Paid-in capital	$348,314,143
Distributions in excess of net investment income	(14,089,061)
Net unrealized appreciation (depreciation)	206,238
Accumulated net realized gain (loss)	1,335,437

Net assets, at value	$335,766,757

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T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    S T A T E M E N T S

Statement of Assets and Liabilities (continued)

June 30, 2017 (unaudited)

Templeton International Bond Fund

Class A:
Net assets, at value	$84,514,689

Shares outstanding	7,832,393

Net asset value per share[a]	$10.79

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.27

Class C:
Net assets, at value	$10,058,455

Shares outstanding	931,198

Net asset value and maximum offering price per share[a]	$10.80

Class R:
Net assets, at value	$310,573

Shares outstanding	28,798

Net asset value and maximum offering price per share[a]	$10.78

Advisor Class:
Net assets, at value	$240,883,040

Shares outstanding	22,303,341

Net asset value and maximum offering price per share[a]	$10.80

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

F I N A N C I A L    S T A T E M E N T S

Statement of Operations

for the six months ended June 30, 2017 (unaudited)

Templeton International Bond Fund

Investment income:
Dividends from non-controlled affiliates (Note 3f)	$137,044
Interest	8,560,487

Total investment income	8,697,531

Expenses:
Management fees (Note 3a)	1,152,288
Distribution fees: (Note 3c)
Class A	106,100
Class C	35,270
Class R	790
Transfer agent fees: (Note 3e)
Class A	180,630
Class C	23,119
Class R	678
Advisor Class	518,122
Custodian fees (Note 4)	72,140
Reports to shareholders	26,072
Registration and filing fees	62,889
Professional fees	34,752
Trustees’ fees and expenses	1,654
Other	24,894

Total expenses	2,239,398
Expense reductions (Note 4)	(8,759)
Expenses waived/paid by affiliates (Note 3f and 3g)	(835,890)

Net expenses	1,394,749

Net investment income	7,302,782

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(5,501,560)
Foreign currency transactions	8,445,589
Swap contracts	(513,904)

Net realized gain (loss)	2,430,125

Net change in unrealized appreciation (depreciation) on:
Investments	19,297,595
Translation of other assets and liabilities denominated in foreign currencies	(17,201,898)
Swap contracts.	(1,142,772)
Change in deferred taxes on unrealized appreciation	(144,015)

Net change in unrealized appreciation (depreciation)	808,910

Net realized and unrealized gain (loss)	3,239,035

Net increase (decrease) in net assets resulting from operations	$10,541,817

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	25

T E M P L E T O N    I N C O M E    T R  U S T

F I N A N C I A L    S T A T E M E N T S

Statements of Changes in Net Assets

Templeton International Bond Fund

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[a]	Year Ended August 31, 2016
Increase (decrease) in net assets:
Operations:
Net investment income	$ 7,302,782	$ 4,231,662	$ 13,269,573
Net realized gain (loss)	2,430,125	(15,980,742)	(21,303,748)
Net change in unrealized appreciation (depreciation)	808,910	30,199,234	17,715,411

Net increase (decrease) in net assets resulting from operations	10,541,817	18,450,154	9,681,236

Distributions to shareholders from:
Net investment income:
Class A	(1,059,369)	—	(250,807)
Class C	(112,693)	—	(43,256)
Class R	(3,513)	—	(3,030)
Advisor Class	(3,325,950)	—	(1,179,201)
Tax return of capital:
Class A	—	(147,100)	(742,249)
Class C	—	(542)	(87,572)
Class R	—	(747)	(7,112)
Advisor Class	—	(536,941)	(3,350,079)

Total distributions to shareholders	(4,501,525)	(685,330)	(5,663,306)

Capital share transactions: (Note 2)
Class A	(1,686,742)	(12,516,437)	6,384,367
Class C	(1,709,598)	(908,425)	(3,660,293)
Class R	(705,837)	(48,144)	74
Advisor Class	(12,700,679)	(12,404,778)	(60,888,281)

Total capital share transactions	(16,802,856)	(25,877,784)	(58,164,133)

Net increase (decrease) in net assets	(10,762,564)	(8,112,960)	(54,146,203)
Net assets:
Beginning of period	346,529,321	354,642,281	408,788,484

End of period	$335,766,757	$346,529,321	$354,642,281

Undistributed net investment income (loss) included in net assets:
End of period	$ —	$ (16,890,318)	$ 9,315,413

Distributions in excess of net investment income included in net assets:
End of period	$ (14,089,061)	$ —	$ —

aFor the period September 1, 2016 to December 31, 2016.

26	Semiannual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

T E M P L E T O N    I N C O M E     T R U S T

Notes to Financial Statements (unaudited)

Templeton International Bond Fund

1.  Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Bond Fund (Fund) is included in this report. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective August 1, 2017, the Fund began offering a new class of shares, R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Subsequent to August 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter [OTC] market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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T E M P L E T O N    I N C O M E    T R  U S T

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton International Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with

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T E M P L E T O N    I N C O M E     T R U S T

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton International Bond Fund (continued)

the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d.  Restricted Cash

At June 30, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton International Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

f.  Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2017
	Shares	Amount
Class A Shares:
Shares sold	816,098	$8,868,577
Shares issued in reinvestment of distributions	95,809	1,042,626
Shares redeemed	(1,069,959)	(11,597,945)

Net increase (decrease)	(158,052)	$(1,686,742)

Class C Shares:
Shares sold	35,477	$385,473
Shares issued in reinvestment of distributions	8,991	97,953
Shares redeemed	(202,215)	(2,193,024)

Net increase (decrease)	(157,747)	$(1,709,598)

Class R Shares:
Shares sold	3,368	$36,349
Shares issued in reinvestment of distributions	324	3,513
Shares redeemed	(70,082)	(745,699)

Net increase (decrease)	(66,390)	$(705,837)

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T E M P L E T O N    I N C O M E     T R U S T

N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2017
	Shares	Amount
Advisor Class Shares:
Shares sold	2,562,859	$27,779,789
Shares issued in reinvestment of distributions	280,815	3,058,063
Shares redeemed	(4,009,140)	(43,538,531)

Net increase (decrease)	(1,165,466)	$(12,700,679)

	Year Ended December 31, 2016[a]		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	481,640	$4,961,220	8,362,848	$81,618,838
Shares issued in reinvestment of distributions	14,226	144,332	95,518	950,216
Shares redeemed	(1,736,393)	(17,621,989)	(7,682,750)	(76,184,687)

Net increase (decrease)	(1,240,527)	$(12,516,437)	775,616	$6,384,367

Class C Shares:
Shares sold	66,190	$702,987	337,939	$3,406,659
Shares issued in reinvestment of distributions	46	469	11,371	113,342
Shares redeemed	(158,337)	(1,611,881)	(718,449)	(7,180,294)

Net increase (decrease)	(92,101)	$(908,425)	(369,139)	$(3,660,293)

Class R Shares:
Shares sold	9,414	$96,754	25,853	$257,479
Shares issued in reinvestment of distributions	74	747	1,018	10,142
Shares redeemed	(14,077)	(145,645)	(26,895)	(267,547)

Net increase (decrease)	(4,589)	$(48,144)	(24)	$74

Advisor Class Shares:
Shares sold	5,198,685	$53,201,278	15,044,737	$149,053,642
Shares issued in reinvestment of distributions	46,668	476,990	379,078	3,777,755
Shares redeemed	(6,455,866)	(66,083,046)	(21,378,024)	(213,719,678)

Net increase (decrease)	(1,210,513)	$(12,404,778)	(5,954,209)	$(60,888,281)

aFor the period September 1, 2016 to December 31, 2016.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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N O T E S     T O    F I N A N C I A L    S T A T E M E N T S    ( U N  A U D I T E D )

Templeton International Bond Fund (continued)

3. Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

For the period ended June 30, 2017, the annualized effective investment management fee rate was 0.679% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$4,769
CDSC retained	$—

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2017, the Fund paid transfer agent fees of $722,549, of which $457,278 was retained by Investor Services.

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T E M P L E T O N    I N C O M E     T R U S T

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Affiliated Fund Shares Outstanding Held at End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.58%	79,099,308	77,325,751	(59,472,484)	96,952,575	$96,952,575	$137,044	$-	0.5%

g.  Waiver and Expense Reimbursements

Advisers have contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.74% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018.

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2017, the purchase and sale transactions aggregated $0 and $327,792, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$980,481
Long term	85,219

Total capital loss carryforwards	$1,065,700

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund  (continued)

5.  Income Taxes  (continued)

At June 30, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$321,625,581

Unrealized appreciation	$ 9,642,859
Unrealized depreciation	(8,705,383)

Net unrealized appreciation (depreciation)	$ 937,476

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2017, aggregated $30,272,101 and $53,698,411, respectively.

7.  Credit Risk

At June 30, 2017, the Fund had 18.4% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Other Derivative Information

At June 30, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$924,033	[a]	Variation margin	$795,936	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	3,271,570		Unrealized depreciation on OTC forward exchange contracts	5,366,463

Value recovery instruments	Investments in securities, at value	1,955,658

Totals		$6,151,261			$6,162,399

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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T E M P L E T O N    I N C O M E     T R U S T

N O T E S    T O    F I N A N C I A  L    S T A T E M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund (continued)

For the period ended June 30, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(513,904)		Swap contracts	$(680,417)
Foreign exchange contract[s]	Foreign currency transactions	8,176,339	[a]	Translation of other assets and liabilities denominated in foreign currencies	(17,134,650)[a]
Value recovery instruments				Investments	432,793

Totals		$7,662,435			$(17,382,274)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2017, the average month end notional amount of swap contracts represented $81,310,000. The average month end contract value and fair value of forward exchange contracts and VRI was $377,697,484 and $1,707,599, respectively.

At June 30, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$3,271,570	$5,366,463

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 3,509	$ (3,509)	$ —	$ —	$ —
BZWS	48,509	(48,509)	—	—	—
CITI	2,245,679	(485,154)	—	(1,760,525)	—
DBAB	577,843	(577,843)	—	—	—
GSCO	41,880	(41,880)	—	—	—
HSBK	174,857	(174,857)	—	—	—
JPHQ	157,309	(157,309)	—	—	—
MSCO	11,491	(11,491)	—	—	—
SCNY	10,493	(10,493)	—	—	—
UBSW	—	—	—	—	—

Total	$3,271,570	$(1,511,045)	$ —	$(1,760,525)	$ —

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N O T E S    T O    F I N A N C I A L     S T A T E M E N T S    ( U N A U D I T E D )

Templeton International Bond Fund (continued)

9.  Other Derivative Information (continued)

At June 30, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 228,641	$ (3,509)	$ —	$ (140,000)	$ 85,132
BZWS	78,879	(48,509)	—	—	30,370
CITI	485,154	(485,154)	—	—	—
DBAB	1,454,121	(577,843)	—	(850,000)	26,278
GSCO	342,512	(41,880)	—	(300,632)	—
HSBK	473,410	(174,857)	—	(298,553)	—
JPHQ	1,929,813	(157,309)	—	(1,530,000)	242,504
MSCO	225,829	(11,491)	—	—	214,338
SCNY	99,709	(10,493)	—	—	89,216
UBSW	48,395	—	—	—	48,395

	$5,366,463	$(1,511,045)	$ —	$(3,119,185)	$736,233

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2017, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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Templeton International Bond Fund (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$225,065,166	$—	$225,065,166
Short Term Investments	96,952,575	545,316	—	97,497,891

Total Investments in Securities	$96,952,575	$225,610,482	$—	$322,563,057

Other Financial Instruments:
Forward Exchange Contracts	$—	$3,271,570	$—	$3,271,570
Swap Contracts.	—	924,033	—	924,033

Total Other Financial Instruments	$—	$4,195,603	$—	$4,195,603

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$5,366,463	$—	$5,366,463
Swap Contracts.	—	795,936	—	795,936

Total Other Financial Instruments	$—	$6,162,399	$—	$6,162,399

aFor detailed categories, see the accompanying Statement of Investments.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.

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Templeton International Bond Fund (continued)

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BBA	British Bankers Association
BZWS	Barclays Bank PLC	AUD	Australian Dollar	GDP	Gross Domestic Product
CITI	Citigroup, Inc.	BRL	Brazilian Real	LIBOR	London InterBank Offered Rate
DBAB	Deutsche Bank AG	COP	Colombian Peso	VRI	Value Recovery Instruments
GSCO	Goldman Sachs Group, Inc.	EUR	Euro	FRN	Floating Rate Note
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
LCH	LCH Clearnet LLC	INR	Indian Rupee
MSCO	Morgan Stanley	KRW	South Korean Won
SCNY	Standard Charted Bank	MXN	Mexican Peso
UBSW	UBS AG	PHP	Philippine Peso
		USD	United States Dollar
		ZAR	South African Rand

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton International Bond Fund

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Trustees (Board) of Templeton Income Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Fund commenced operations on December 3, 2007, and thus has been in operation for less than 10 years. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe, but for the three- and five-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eight other international income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board

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concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s more recent decline in assets, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton International Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	447 S 08/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By	/s/ Matthew T. Hinkle

Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle

Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2017

By	/s/ Robert G. Kubilis

Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	August 25, 2017